Exhibit 10.5



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                            QUESTRON TECHNOLOGY, INC.

                              and its Subsidiaries

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                     ---------------------------------------

                     ---------------------------------------



                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT

                            Dated as of June 29, 1999



                                   $75,000,000




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                     ---------------------------------------





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        CONGRESS FINANCIAL CORPORATION (FLORIDA), AS ADMINISTRATIVE AGENT
                     ABLECO FINANCE LLC, AS COLLATERAL AGENT

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

                                                          TABLE OF CONTENTS

                                                                                                                      Page

TABLE OF CONTENTS........................................................................................................I

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT.........................................................................1

SECTION 1.    CREDIT FACILITY............................................................................................2
              1.1       Revolving Credit Loans...........................................................................2
              1.2       Term Loans.......................................................................................3
              1.3       [Intentionally Omitted]..........................................................................4
              1.4       Letter of Credit Accommodations..................................................................4
              1.5       Existing Loan Agreement..........................................................................8

SECTION 2.    INTEREST, FEES AND CHARGES.................................................................................9
              2.1       Interest.........................................................................................9
              2.2       Computation of Interest and Fees................................................................10
              2.3       Rate Elections..................................................................................10
              2.4       LIBOR Option....................................................................................10
              2.5       Fee Letter Fees.................................................................................12
              2.6       Administrative Agency Fee.......................................................................12
              2.7       [Intentionally Omitted].........................................................................12
              2.8       Unused Line Fee.................................................................................12
              2.9       [Intentionally Omitted].........................................................................12
              2.10      Audit and Appraisal Fees........................................................................12
              2.11      Reimbursement of Expenses.......................................................................12
              2.12      Bank Charges....................................................................................13

SECTION 3.    LOAN ADMINISTRATION.......................................................................................13
              3.1       Manner of Borrowing Revolving Credit Loans......................................................13
              3.2       Payments........................................................................................16
              3.3       Prepayments.....................................................................................22
              3.4       Application of Payments and Collections.........................................................23
              3.5       All Loans to Constitute One Obligation..........................................................23
              3.6       Loan Account....................................................................................23
              3.7       Statements of Account...........................................................................23
              3.8       General Provisions..............................................................................24
              3.9       Pro Rata Treatment..............................................................................24
              3.10      Sharing of Payments, Etc........................................................................24

SECTION 4.    TERM AND TERMINATION......................................................................................25
              4.1       Term of Agreement...............................................................................25
              4.2       Termination.....................................................................................25

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SECTION 5.    SECURITY INTERESTS........................................................................................26
              5.1       Interest in Collateral..........................................................................26
              5.2       Lien Perfection, Further Assurances.............................................................26
              5.3       Lien on Realty..................................................................................27

SECTION 6.    COLLATERAL ADMINISTRATION.................................................................................27
              6.1       General.........................................................................................27
              6.2       Administration of Accounts......................................................................28
              6.3       Administration of Inventory.....................................................................30
              6.4       Administration of Equipment.....................................................................31
              6.5       Payment of Charges..............................................................................31

SECTION 7.    REPRESENTATIONS AND WARRANTIES............................................................................31
              7.1       General Representations and Warranties..........................................................31
              7.2       [Intentionally Omitted].........................................................................38
              7.3       Survival of Representations and Warranties......................................................38

SECTION 8.    COVENANTS AND CONTINUING AGREEMENTS.......................................................................38
              8.1       Affirmative Covenants...........................................................................38
              8.2       Negative Covenants..............................................................................42
              8.3       Specific Financial Covenants....................................................................49

SECTION 9.    CONDITIONS PRECEDENT TO INITIAL CREDITS...................................................................50
              9.1       Documentation...................................................................................50
              9.2       Other Loan Documents............................................................................51
              9.3       Certificates of Title...........................................................................52
              9.4       Approvals and Consents..........................................................................52
              9.5       Certified Documents of the Obligors.............................................................52
              9.6       [Intentionally Omitted].........................................................................52
              9.7       Confirmation Searches...........................................................................52
              9.8       Opinion of Counsel..............................................................................52
              9.9       Pay-Off Letter and UCC Termination Statements, Etc..............................................53
              9.10      Projections.....................................................................................53
              9.11      Closing Date....................................................................................53
              9.12      Availability....................................................................................53
              9.13      No Litigation...................................................................................53
              9.14      Acquisitions....................................................................................53
              9.15      Subordinated Debt Documents.....................................................................54
              9.16      Seller Note Documents...........................................................................54
              9.17      Audits, Appraisals, and Valuations..............................................................54
              9.18      [Intentionally Omitted].........................................................................54
              9.19      Pro Forma Balance Sheet.........................................................................54
              9.20      Contribution Agreements.........................................................................55

SECTION 10.   EVENTS OF DEFAULT, RIGHTS AND REMEDIES ON DEFAULT.........................................................55
              10.1      Events of Default...............................................................................55

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              10.2      Acceleration of the Obligations.................................................................58
              10.3      Other Remedies..................................................................................59
              10.4      Remedies Cumulative, No Waiver..................................................................60

SECTION 11.   THE AGENTS................................................................................................60
              11.1      Appointment Powers and Immunities; Delegation of Duties; Liability of Agents....................60
              11.2      Reliance by Agent...............................................................................62
              11.3      Defaults........................................................................................63
              11.4      Rights as a Lender..............................................................................63
              11.5      Costs and Expenses; Indemnification.............................................................64
              11.6      Nonreliance on Agent and Other Lenders..........................................................64
              11.7      Failure to Act..................................................................................65
              11.8      Resignation of Agent............................................................................65
              11.9      Collateral Sub-Agents...........................................................................66
              11.10     Communications by the Obligors..................................................................66
              11.11     Collateral Matters..............................................................................66
              11.12     Restrictions on Actions by Administrative Agent and the Lenders; Sharing of Payments............67
              11.13     Withholding Tax.................................................................................68
              11.14     Several Obligations; No Liability...............................................................69

SECTION 12.   MISCELLANEOUS.............................................................................................70
              12.1      Power of Attorney...............................................................................70
              12.2      Indemnity.......................................................................................71
              12.3      Amendments, Etc.................................................................................71
              12.4      Successors; Assignments and Participations......................................................73
              12.5      Concerning the Collateral and Related Loan Documents............................................76
              12.6      Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other
                        Reports and Information.........................................................................76
              12.7      Severability....................................................................................78
              12.8      Successors and Assigns..........................................................................78
              12.9      Cumulative Effect, Conflict of Terms............................................................78
              12.10     Execution in Counterparts.......................................................................78
              12.11     Notice..........................................................................................78
              12.12     Lender Group's Consent..........................................................................80
              12.13     Credit Inquiries................................................................................80
              12.14     Certain Matters of Construction.................................................................80
              12.15     Entire Agreement................................................................................80
              12.16     Interpretation..................................................................................80
              12.17     GOVERNING LAW; CONSENT TO FORUM.................................................................80
              12.18     WAIVERS BY THE OBLIGORS.........................................................................81
              12.19     Legal Representation of Agent...................................................................82

APPENDIX A...............................................................................................................1

GENERAL DEFINITIONS......................................................................................................1

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LIST OF SCHEDULES AND EXHIBITS..........................................................................................26

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


                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



         THIS  Amended and Restated  LOAN AND  SECURITY  AGREEMENT is made as of
June 29, 1999 (the  "Agreement"),  by and among  QUESTRON  TECHNOLOGY,  INC.,  a
Delaware  corporation  ("QTI"),  with its chief  executive  office and principal place of business at 6400  Congress  Avenue,  Suite  200A,  Boca Raton,  Florida
33487, QUESTRON DISTRIBUTION  LOGISTICS,  INC., a Delaware corporation ("QDLI"), with its chief executive office and principal place of business at 6400 Congress
Avenue,  Suite 200A, Boca Raton,  Florida 33487,  INTEGRATED  MATERIAL  SYSTEMS,
INC.,  an Arizona  corporation  ("IMSI"),  with its chief  executive  office and principal  place of business at 6400 Congress  Avenue,  Suite 200A,  Boca Raton,
Florida 33487, POWER COMPONENTS,  INC., a Pennsylvania corporation ("PCI"), with its chief  executive  office and  principal  place of business at 6400  Congress
Avenue, Suite 200A, Boca Raton,  Florida 33487,  CALIFORNIA  FASTENERS,  INC., a
California  corporation  ("CFI"),  with its chief executive office and principal place of business at 6400  Congress  Avenue,  Suite  200A,  Boca Raton,  Florida
33487,  COMP  WARE,  INC.,  a  Delaware   corporation  doing  business  as  Webb
Distribution Inc.  ("CWI"),  with its chief executive office and principal place of business at 6400 Congress  Avenue,  Suite 200A,  Boca Raton,  Florida  33487,
FAS-TRONICS,  INC., a Texas corporation ("FTI"), with its chief executive office and principal place of business at 6400 Congress Avenue, Suite 200A, Boca Raton,
Florida 33487, FORTUNE INDUSTRIES,  INC., a Texas corporation ("FII"),  with its chief executive  office and principal place of business at 6400 Congress Avenue,
Suite 200A,  Boca Raton,  Florida  33487,  QUESTRON  FINANCE  CORP.,  a Delaware
corporation  ("QFC"),  with its chief  executive  office and principal  place of business at 6400  Congress  Avenue,  Suite  200A,  Boca  Raton,  Florida  33487,
Questron Operating Company, Inc., a Delaware corporation ("QOC"), with its chief executive office and principal place of business at 6400 Congress Avenue,  Suite
200A, Boca Raton,  Florida 33487,  Action Threaded  Products,  Inc., an Illinois
corporation  ("ATPI"),  with its chief  executive  office and principal place of business at 6955 South  Harlem  Avenue,  Bedford  Park,  Illinois  60638  Action
Threaded Products Of Georgia,  Inc., a Georgia  corporation  ("ATPG"),  with its chief  executive  office  and  principal  place  of  business  at 3120  Oakcliff
Industrial  Street,  Doraville,  Georgia  30340,  Action  Threaded  Products  Of
Minnesota,  Inc., a Minnesota  corporation  ("ATPM"),  with its chief  executive office  and place of  business  at 6168  Olson  Memorial  Highway,  Minneapolis,
Minnesota  55422,   Capital  Fasteners,   Inc.,  a  North  Carolina  corporation
("CAPFI"),  with its chief  executive  office and principal place of business at
1920 West Green Drive,  High Point,  North Carolina  27264,  each of the lenders that  is a  signatory  to this  Agreement  (together  with  its  successors  and
permitted  assigns,  individually,   "Lender"  and,  collectively,   "Lenders"),
CONGRESS   FINANCIAL   CORPORATION   (FLORIDA),   a  Florida   corporation,   as
administrative  agent  for the  Lenders  (in such  capacity,  together  with its successors, if any, in such capacity, "Administrative Agent"), with an office at
777 Brickell Avenue,  Suite 808, Miami, Florida 33131, and Ableco Finance LLC, a
Delaware limited liability company ("Ableco"), as successor to Madeleine L.L.C., a New York limited liability  company  ("Madeleine") as collateral agent for the
Lender Group (in such capacity,  together with its  successors,  if any, in such capacity,  "Collateral  Agent"),  with an office at 450 Park Avenue, 28th Floor,
New York,  New York 10022.  Capitalized  terms used in this  Agreement  have the meanings  assigned to them


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in  Appendix A attached  hereto.  Accounting  terms not  otherwise  specifically defined herein shall be construed in accordance with GAAP, consistently applied.



                                 R E C I T A L S
                                 ---------------

         WHEREAS, QTI, QDLI, IMSI, PCI, CFI, CWI, FTI, FII, the financial institutions identified therein as "Lenders" (the "Old Lenders"), Administrative
Agent, and Madeleine, as the predecessor collateral agent, are parties to that certain Loan and Security Agreement, dated as of September 24, 1998 (the
"Original Loan Agreement"), as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of November 2, 1999, and that certain
Amendment  Number Two to Loan and  Security  Agreement,  dated as of February 9,
1999 (the Original Loan Agreement, as so amended and as otherwise modified or supplemented from time to time prior to the Closing Date, is referred to herein as the "Existing Loan Agreement"); and

         WHEREAS,  QTI,  QDLI,  IMSI,  PCI,  CFI,  CWI,  FTI,  FII, Old Lenders,
Administrative Agent, and Collateral Agent, as successor collateral agent to Madeleine, desire to amend and restate the Existing Loan Agreement in its entirety as provided in this Agreement, it being understood that no repayment of the obligations under the Existing Loan Agreement is being effected hereby, but merely an amendment and restatement in accordance with the terms hereof.

         NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereby agree as follows:

SECTION 1.     CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan
Documents, the Lenders agree to make a Total Credit Facility of up to $75,000,000 available upon Borrower's request therefor, as follows:

         1.1 Revolving Credit Loans.

              1.1.1 Loans and Reserves.  Each  Revolving  Credit Lender  agrees, ratably in accordance  with its  respective  Revolving  Credit  Commitment,  and subject to the satisfaction of the applicable  conditions precedent set forth in
Sections 9 and 9A hereof,  to make Revolving  Credit Loans to Borrower from time to time,  as  requested  by  Borrower  in the manner set forth in Section  3.1.1 hereof,  up to a maximum  principal amount at any time outstanding not to exceed
such  Lender's  Pro  Rata  Share  (in  accordance  with  its  Revolving   Credit
Commitment) of an amount equal to the lesser of (a) the Maximum Amount minus the
LC Amount,  or (b) the  Borrowing  Base at such time minus the LC Amount and the amount of reserves,  if any,  established by  Administrative  Agent as set forth below.  Administrative  Agent shall have the right to establish reserves in such amounts,  and with respect to such matters, as Administrative Agent deems in its good faith  credit  judgment  necessary  or  appropriate,  against the amount of
Revolving  Credit Loans which Borrower may otherwise  request under this Section
1.1.1,  including,  without  limitation,  with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda  are  issued in the  ordinary  course  of  Borrower's  business,  (ii)
shrinkage, spoilage, and obsolescence of Inventory, (iii) slow


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moving  Inventory,  (iv) sums  chargeable  against  Borrower's  Loan  Account as
Revolving Credit Loans under any section of this Agreement, (v) amounts owing by the Obligors to any Person to the extent secured by a Lien on, or trust over, any Property of the Obligors, and (vi) such other matters, events, conditions, or contingencies as to which Administrative Agent, in its good faith sole credit judgment, determines reserves should be established from time to time hereunder.
The Revolving Credit Loans shall be evidenced hereby and by the Revolving Notes, shall be secured by all of the Collateral other than the AFCOM Acquisition Real
Property, and shall constitute Obligations. Subject to the foregoing, Borrower may borrow, repay and reborrow Revolving Credit Loans.

              1.1.2 Use of Proceeds.  The  Revolving  Credit Loans shall be used solely (a) on the Closing  Date,  for (i) the  satisfaction  in full of existing
Indebtedness of Borrower to the Existing Lenders,  (ii) payment of transactional costs,  expenses,  and fees incurred in connection  with this  Agreement and the other Loan  Documents,  and (iii) funding the cash portion of the purchase price of  each  of the  Acquisitions  after  the  proceeds  of the  investment  by the
Purchasers giving rise to the Subordinated  Obligations have been applied to the purchase price of each of the  Acquisitions,  and (b) from and after the Closing
Date, for Borrower's  general corporate purposes in a manner consistent with the provisions of this Agreement  (including  funding (i) cash payments for deferred purchase price adjustments pursuant to acquisition  agreements  (irrespective of whether  related to  acquisitions  consummated  prior to the Closing  Date,  the
Acquisition   Documents,   or  acquisition   agreements   related  to  Permitted
Acquisitions  consummated after the Closing Date), and (ii) such cash portion of the purchase price of Permitted  Acquisitions as the Required Lenders may permit in their sole and absolute discretion) and all applicable laws.

              1.1.3 Existing Revolving Credit Loans. All Revolving Credit Loans outstanding immediately following the initial use of proceeds on the Closing
Date shall be deemed to have been "Revolving Credit Loans" outstanding under the Existing Loan Agreement.

         1.2 Term Loans.

              1.2.1 Term Loan A.

                   (a) (a) Lenders agree, ratably in accordance with their respective Term Loan A Commitments, and subject to the satisfaction of the applicable conditions precedent set forth in Sections 9 and 9A hereof, to make term loans (collectively, "Term Loan A") to Borrower on the Closing Date in an aggregate principal amount of $25,000,000, which Term Loan A shall be repayable in accordance with the terms of Term
         Note A, shall be secured by all of the Collateral, and shall constitute
         Obligations. The proceeds of Term Loan A shall be used solely for the purposes set forth in Section 1.1.2 above.


                   (a) "Term Loan A" (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement (the "Existing Term Loan
         A") shall be converted into Term Loan A hereunder, it being understood that no repayment of the Existing Term Loan A is being effected hereby, but


                                      -3-

         merely an amendment, restatement, and renewal in accordance with the terms hereof.

              1.2.2      Term Loan B.

                   (a) (a) Lenders agree, ratably in accordance with their respective Term Loan B Commitments, and subject to the satisfaction of the applicable conditions precedent set forth in Sections 9 and 9A hereof, to make term loans (collectively, "Term Loan B") to Borrower on the Closing Date in an aggregate principal amount of $27,500,000, which Term Loan B shall be repayable in accordance with the terms of Term Note B, shall be secured by all of the Collateral, and shall constitute Obligations. The proceeds of Term Loan B shall be used solely for the purposes set forth in Section 1.1.2 above.

                   (b) On the Closing Date, "Term Loan B" (as defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement (the existing "Term Loan B") shall be converted into a portion of Term Loan B hereunder, it being understood that no repayment of the Existing Term Loan B is being effected hereby, but merely a consolidation, amendment, restatement, and renewal in accordance with the terms hereof. On the Closing Date, "Term Loan C" (as such term is defined in the Existing Loan Agreement) outstanding under the Existing Loan Agreement (the "Existing Term Loan C") shall be consolidated into and become a portion of Term Loan B hereunder, it being understood that no repayment of the Existing Term Loan C is being effected hereby, but merely a consolidation, amendment, restatement, and renewal in accordance with the terms hereof.

         1.3  [Intentionally Omitted]

         1.4  Letter of Credit Accommodations.

                   (a) For so long as no Default or Event of Default  exists and subject to and upon the terms and conditions contained herein (including Sections 9 and 9A), at the written request of Borrower, Administrative Agent, on behalf of the Revolving Credit Lenders (ratably in accordance with their respective Letter of Credit Sub-Commitments), agrees to provide or arrange for Letter of Credit Accommodations for the account of Borrower containing terms and conditions acceptable to Administrative Agent and (if other than Administrative Agent) the issuer thereof.

                   (b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrower shall pay to Administrative Agent, for the ratable benefit of the Revolving Credit Lenders, a Letter of Credit Accommodation fee at a rate equal to 2.75% per annum on the daily outstanding balance of the Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Borrower shall pay to Administrative Agent, for the ratable benefit of the Revolving Credit Lenders, such Letter of Credit Accommodation fee, at the Required Lender's option, without notice, at a rate equal to 5.75% per annum on such daily outstanding balance for: (i) the period from and after the date of termination hereof until the Lender Group has received full and final payment of all Obligations (notwithstanding the entry of any judgment against Borrower) and (ii) the period from and after the date of the occurrence of an Event of Default and so long as such Event of Default is continuing. Such Letter of Credit Accommodation fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrower to pay such fee shall survive the termination of this Agreement. Any and all charges, commissions, fees, and costs incurred by the Lender Group relating to the Letters of Credit Accommodations shall be considered Obligations for purposes of this Agreement and immediately shall be reimbursable by Borrower to Administrative Agent for the benefit of the Lender Group.

                   (c) Letter of Credit Accommodations shall be available only if and to the extent that, on the date of the proposed issuance of any Letter of Credit Accommodations, the LC Exposure shall not exceed the lesser of (i) $2,500,000, and (ii) the lesser of (1) the Maximum Amount minus the then aggregate outstanding principal amount of Revolving Credit Loans, or (2) the Borrowing Base at such time minus the then aggregate outstanding principal amount of Revolving Credit Loans.

                   (d) Without the prior written consent of the Required Lenders, Borrower shall not request any Letter of Credit Accommodation with an expiration date that is after the last day of the Term. Borrower agrees immediately to reimburse Administrative Agent for the benefit of the Lender Group for any amounts paid by the Lender Group with respect to Letter of Credit Accommodations and Borrower and the Lender Group agree that any amounts paid by the Lender Group under any Letter of Credit Accommodation and not reimbursed by Borrower shall constitute additional Revolving Credit Loans pursuant to Section 3.1.1(b), shall be secured by all of the Collateral, and shall bear interest and be payable at the same rate and in the same manner as all other Revolving Credit Loans.

                   (e) Immediately upon issuance of any Letter of Credit Accommodation in accordance with this Section 1.4, each Revolving Credit Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided interest and participation in the credit support or enhancement provided through Administrative Agent to such issuer in connection with the issuance of such Letter of Credit Accommodation equal to such Lender's Pro Rata Share (based upon its respective Letter of Credit Sub-Commitment) of the face amount of such Letter of Credit Accommodation (including, without limitation, all obligations of Borrower with respect thereto, and any security therefor or guaranty pertaining thereto). In the event any payment by or on behalf of Borrower received by Administrative Agent with respect to any Letter of Credit Accommodation (or any guaranty by Borrower or reimbursement obligation of Borrower relating thereto) and distributed by Administrative Agent to the Revolving Credit Lenders on account of their



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

         respective participations therein is thereafter set aside, avoided, or recovered from Administrative Agent in connection with any receivership, liquidation, or bankruptcy proceeding, each of the Revolving Credit Lenders shall, upon demand by Administrative Agent, pay to Administrative Agent such Lender's Pro Rata Share (based upon its respective Letter of Credit Sub-Commitment) of such amount set aside, avoided, or recovered, together with interest at the rate required to be paid by Administrative Agent upon the amount required to be repaid by it.

                   (f) Borrower shall indemnify and hold the Lender Group harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which the Lender Group may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by any issuer or correspondent with respect to any Letter of Credit Accommodation. Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed Borrower's agent. Borrower assumes all risks for, and agrees to pay, all foreign, federal, state, and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder. Borrower hereby releases and holds the Lender Group harmless from and against any acts, waivers, errors, delays or omissions, whether caused by Borrower, by any issuer or correspondent or otherwise with respect to or relating to any Letter of Credit Accommodation, The provisions of this Section 1.4(f) shall survive the payment of Obligations and the termination or non-renewal of this Agreement.

                   (g) Nothing contained herein shall be deemed or construed to grant Borrower any right or authority to pledge the credit of the Lender Group in any manner. The Lender Group shall have no liability of any kind with respect to any Letter of Credit Accommodation provided by an issuer other than Administrative Agent unless Administrative Agent has duly executed and delivered to such issuer the application or a guarantee or indemnification in writing with respect to such Letter of Credit Accommodation. Borrower shall be bound by any interpretation made in good faith by Administrative Agent, or any other issuer or correspondent under or in connection with any Letter of Credit Accommodation or any documents, drafts or acceptances thereunder, notwithstanding that such interpretation may be inconsistent with any instructions of Borrower. Administrative Agent shall have the sole and exclusive right and authority to, and Borrower shall not: (i) at any time an Event of Default exists or has occurred and is continuing, (A) approve or resolve any questions of non-compliance of documents, (B) give any instructions as to acceptance or rejection of any documents or goods, or (C) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders; and (ii) at all times, (A) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances, or documents, and (B) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral. Administrative Agent may take such actions either in its own name or in Borrower's name.

                   (h) Any rights, remedies, duties or obligations granted or undertaken by Borrower to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by Borrower to Administrative Agent for the benefit of the Lender Group. Any duties or obligations undertaken by Administrative Agent to any issuer or correspondent in any application for any Letter of Credit Accommodation, or any other agreement by Administrative Agent in favor of any issuer or correspondent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by Borrower to the Lender Group and to apply in all respects to Borrower.

                   (i) Borrower hereby authorizes and directs any issuing bank that issues a Letter of Credit Accommodation to deliver to Administrative Agent all instruments, documents, and other writings and property received by the issuing bank pursuant to such Letter of Credit Accommodation, and to accept and rely upon Administrative Agent's instructions and agreements with respect to all matters arising in connection with such Letter of Credit Accommodation and the related application. Borrower shall be the "applicant" or "account party" with respect to such Letter of Credit Accommodation.

                   (j) If by reason of (i) any change in any applicable law, treaty, rule, or regulation or any change in the interpretation or application by any governmental authority of any such applicable law, treaty, rule, or regulation, or (ii) compliance by the issuing bank or the Lender Group with any direction, request, or requirement (irrespective of whether having the force of law) of any governmental authority or monetary authority including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect (and any successor thereto):

                   (i) any reserve,  deposit, or similar requirement is or shall be imposed or modified in respect of any Letter of Credit Accommodation issued hereunder, or

                   (ii) there shall be imposed on the issuing bank or the Lender
              Group  any  other   condition   regarding  any  Letter  of  Credit
              Accommodation issued pursuant hereto;

         and the result of the foregoing is to increase, directly or indirectly, the cost to the Lender Group of issuing any Letter of Credit Accommodation, or to reduce the amount receivable in respect thereof the Lender Group, then, and in any such case, Administrative Agent may, at any time within a reasonable period after the additional cost is incurred or the amount received is reduced, notify Borrower, and Borrower shall pay on demand such amounts as Administrative Agent may specify to be necessary to compensate the Lender Group for such additional cost or reduced receipt, together with interest on such amount from the date of such demand until payment in full thereof at the rate then applicable to Revolving Credit Loans pursuant hereto. The determination by Administrative Agent of any amount due pursuant to this Section 1.4(j), as set forth in a certificate setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest or demonstrable error, be final and conclusive and binding on all of the parties hereto.

                   (k) All letters of credit issued or guaranties delivered to guaranty the payment and performance by Borrower of its reimbursement obligations under any letter of credit under the Existing Loan Agreement that are outstanding as of the Closing Date shall remain outstanding and shall be deemed to be Letter of Credit Accommodations provided under Section 1.4 of this Agreement.

         1.5 Existing Loan Agreement. Anything herein to the contrary notwithstanding, it is the express intent of the parties hereto to preserve the outstanding nature of all loans made or issued under the Existing Loan Agreement and outstanding on the Closing Date immediately prior to the closing of the transactions contemplated hereby. To that end, all such outstanding loans shall be converted on the Closing Date to the Loans hereunder, and shall not be deemed to have been repaid or cancelled and reloaned or reissued, but rather, at all times, continuously to have remained outstanding. To the extent that the shares of the Lenders hereunder differ from the shares of the Old Lenders under the Existing Loan Agreement, the claims of such Old Lenders that are being replaced, or whose shares are being reduced, shall be considered to have been assigned, without representation, warranty, or recourse by such Old Lenders to the Lenders hereunder in such a manner as to achieve ratable outstandings hereunder, as reflected in Schedule C-1, immediately following the Closing Date, and Administrative Agent and the Lenders shall cooperate to effect such adjustments and transfers at the Closing Date among the Lenders as may be necessary or appropriate to achieve ratable outstandings immediately following the Closing Date as are reflected on Schedule C-1.

SECTION 2. INTEREST, FEES AND CHARGES

         2.1  Interest.

              2.1.1      Rates of Interest.

                   (a) Term Loans. Interest shall accrue on Term Loan A and be payable in accordance with the terms of Term Note A. Interest shall accrue on Term Loan B and be payable in accordance with the terms of Term Note B.

                   (b) Revolving Loans.

                       (i) During all times that a Base Rate Election is in effect, interest shall accrue on the principal amount of the Base

                   Rate Revolving Credit Portion outstanding at the end of each day at the greater of (y) 9.25% per annum, and (z) a fluctuating rate per annum equal to the Base Rate plus 1.5%. The rate of interest set forth in the foregoing clause (z) shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the first Business Day of the month immediately following any such change in the Base Rate.

                       (ii) During all times that a LIBOR Rate Election is in effect, interest shall accrue on the principal amount of the LIBOR Revolving Credit Portions outstanding at the end of each day at a rate per annum equal to the LIBOR Rate applicable to the relevant LIBOR Revolving Credit Portion for the corresponding LIBOR Period plus 2.75%.

              2.1.2 Default Rate of Interest. Upon and after the occurrence and during the continuation of an Event of Default, the principal amount of all Loans shall bear interest at a rate per annum equal to 3% above the interest rate otherwise applicable thereto (the "Default Rate").

              2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any Revolving Note or Term Note and charged or collected pursuant to the terms of this Agreement or pursuant to any Revolving Note or Term Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or any Revolving Note or Term Note are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

         2.2 Computation of Interest and Fees. Interest and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Administrative Agent for the account of the Lender Group shall be deemed applied by Administrative Agent on account of the Obligations (subject to final payment of such items) on the Business Day of receipt by Administrative Agent of such items (in immediately available funds) in Administrative Agent's Account.

         2.3 Rate Elections. Unless one or more LIBOR Rate Elections by Borrower are in effect, Borrower shall be deemed to have made an effective Base Rate Election as to all of the Revolving Credit Loans. If one or more LIBOR Rate Elections have been made by Borrower and are in effect, then Borrower shall be deemed to have made a LIBOR Rate Election as to the Revolving Credit Loan, that are the subject thereof and Borrower shall be deemed to have made an effective Base Rate Election as to the balance of the Revolving Credit Loans that are not the subject thereof.

         2.4 LIBOR Option.

                   (a) Upon the conditions that: (i) Administrative Agent shall have received a LIBOR Request from Borrower at least 3 Business Days prior to the first day of the LIBOR Period requested, (ii) there shall have occurred no change in applicable law which would make it unlawful for Administrative Agent or any Revolving Credit Lender with respect to Revolving Credit Loans to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (iii) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (iv) Administrative Agent with respect to Revolving Credit Loans is able to determine the LIBOR Rate in respect of the requested LIBOR Period, or Administrative Agent with respect to Revolving Credit Loans is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, (v) as of the first date of the LIBOR Period, there are no more than 5 outstanding LIBOR Portions, including the LIBOR Portion being requested, and (vi) each such election is in respect of a LIBOR Portion of not less than $1,000,000 or an integral multiple thereof, then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

                   (b) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify the Lender Group for any loss, penalty, or expense incurred by Lenders due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by the Lender Group to fund or maintain the requested LIBOR Portion.

                   (c) If any Legal Requirement shall (i) make it unlawful for Administrative Agent or any Revolving Credit Lender with respect to Revolving Credit Loans to fund through the purchase of U.S. dollar deposits any LIBOR Portion, or otherwise give effect to its obligations as contemplated under this Section 2.4, or (ii) impose on Administrative Agent or any Revolving Credit Lender with respect to Revolving Credit Loans any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such member of the Lender Group which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of such member of the Lender Group which includes any LIBOR Portion, or (iii) impose on Administrative Agent or any Revolving Credit Lender with respect to Revolving Credit Loans any restrictions on the amount of such a category of liabilities or assets which such member of the Lender Group may hold, then, in each such case, Administrative Agent with respect to Revolving Credit Loans may, by notice thereof to Borrower setting forth in reasonable detail the reasons for such termination, terminate the LIBOR Rate Election. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for Base Rate Portions pursuant hereto. Borrower shall indemnify the Lender Group against any loss, penalty, or expense incurred by the Lender Group due to liquidation or redeployment of deposits or other funds acquired by the Lender Group to fund or maintain any LIBOR Portion that is prepaid by Borrower or terminated hereunder.

                   (d) Lenders shall receive payments of amounts of principal of and interest on the Loans with respect to the LIBOR Portions free and clear of, and without deduction for, any Taxes. If (i) Lenders shall be subject to any Tax in respect of any LIBOR Portion, or any part thereof, or (ii) Borrower shall be required to withhold or deduct any Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Administrative Agent on behalf of the Lender Group to reflect all additional costs incurred by the Lender Group in connection with the payment by the Lender Group or the withholding by Borrower of such Tax and Borrower shall provide Administrative Agent on behalf of the Lender Group with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by Administrative Agent on behalf of the Lender Group of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by the Lender Group is subsequently recovered by the Lender Group, the applicable members of the Lender Group shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of Administrative Agent setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

         2.5 Fee Letter Fees. Borrower shall pay to the Collateral Agent the fees set forth in the Fee Letter in accordance with the terms thereof and such fees are Obligations hereunder.

         2.6 Administrative Agency Fee. Borrower shall pay to Administrative Agent (for its sole and separate account), on the Closing Date and on first day of each month thereafter, an administrative agency fee of $7,500 per month. Such fee, once paid, shall be fully earned and nonrefundable.

         2.7 [Intentionally Omitted]

         2.8 Unused Line Fee. Borrower shall pay to Administrative Agent (for its sole and separate account), a fee equal to 0.25% per annum of the average monthly amount by which (a) the Maximum Amount exceeds (b) the Revolving Facility Usage.

         2.9 [Intentionally Omitted]

         2.10 Audit and Appraisal  Fees.  Borrower  shall pay to  Administrative
Agent: (a) for the sole and separate account of Administrative Agent, a separate fee of $650 per day, per examiner, plus all out-of-pocket costs and expenses incurred by Administrative Agent in connection with audits of the Obligors' books and records related to the Collateral; and (b) for the benefit of
Collateral Agent for the sole and separate account of Collateral Agent, all out-of-
pocket costs and expenses incurred by Collateral Agent in connection with (i) so long as no Event of Default has occurred and is continuing, confirmations of Obligors' financial and Collateral reporting, and (ii) upon the occurrence and during the continuation of an Event of Default, confirmations of Obligors'
financial and Collateral reporting and appraisals of the Collateral, plus , in each case, all reasonable fees and expenses incurred by Collateral Agent in connection with any such confirmations or appraisals of the Collateral commissioned by Collateral Agent and performed by third party confirming parties and appraisers. All such fees, costs, and expenses shall be payable pursuant to
Section 3.1.3.

         2.11 Reimbursement of Expenses. If, at any time or times regardless of whether an Event of Default then exists, Administrative Agent, Collateral Agent, or any Lender incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (a) the negotiation and preparation of this Agreement or any of the other Loan Documents, or any amendment of or modification of this Agreement or any of the other Loan Documents, (b) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby, (c) any litigation, contest, dispute, suit, proceeding or action (whether instituted by the Lender Group, any Obligor, or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or the Obligors' affairs, (d) any attempt to enforce any rights of the Lender Group against the Obligors or any other Person which may be obligated to the Lender Group by virtue of this Agreement or any of the other Loan Documents, or (e) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral, then all such reasonable legal and accounting expenses, other costs and out-of-pocket expenses of the Lender Group shall be charged to Borrower. All amounts chargeable to Borrower under this
Section 2.11 shall be Obligations secured by all of the Collateral, shall be payable on demand to Administrative Agent for the benefit of the applicable members of the Lender Group, and shall bear interest from the date such demand is made until paid in full at the rate applicable to Base Rate Revolving Credit Portions from time to time. Borrower also shall reimburse Collateral Agent for expenses incurred by Collateral Agent in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof.

         2.12 Bank Charges. Borrower shall pay to the Lender Group in accordance with Section 3.1.1(b) any and all fees, costs, or expenses that the Lender Group pays to a bank or other similar institution arising out of or in connection with
(a) the forwarding to Borrower or any other Person on behalf of Borrower, by the Lender Group, of proceeds of Loans made by the Lender Group to Borrower pursuant to this Agreement, and (b) the depositing for collection by the Lender Group, of any check or item of payment received by or delivered to the Lender Group on account of the Obligations.

SECTION 3. LOAN ADMINISTRATION

         3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the credit facility established pursuant to Section 1.1 hereof shall be as follows:

              3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) Borrower may give Administrative Agent notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, no later than 11:00 a.m. (New York time) on the proposed borrowing date (which also shall be a Business Day); provided, however, that no such request may be made at a time when the conditions precedent set forth in Section 9A hereof are not satisfied, and (b) the becoming due of any amount required to be paid under this Agreement, the Fee Letter, any Revolving Note or Term Note, or any other Loan Document, whether of principal or interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such principal, interest, or other Obligation. As an accommodation to Borrower, Administrative Agent may permit telephonic requests for Revolving Credit Loans and electronic transmittal of instructions, authorizations, agreements, or reports to Administrative Agent by Borrower. Unless Borrower specifically directs Administrative Agent in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Agent nor any other member of the Lender Group shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Administrative Agent's honoring of any requests, execution of any instructions, authorizations, or agreements, or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Administrative Agent by Borrower, and Administrative Agent shall have no duty to verify the origin of any such communication or the authority of the person sending it.

              3.1.2 Funding by Lenders. Administrative Agent shall from time to time, but no less frequently than weekly, notify each Revolving Credit Lender of the date such Lender is to fund its Revolving Credit Loans, and fund any amounts paid under any Letter of Credit Accommodation, and the amount to be made available by it. If and to the extent that a Revolving Credit Lender and Administrative Agent so agree, at Administrative Agent's discretion, the amount to be made available by such Revolving Credit Lender on any date may be netted against any amount owing to such Lender and otherwise payable by Administrative Agent on account of payments received by it from Borrower on such date. The amount to be made available by each Revolving Credit Lender on any date shall be made available by it on such date to Administrative Agent at Administrative Agent's Account, in immediately available funds, not later than 1:00 p.m. (New York time) on any day in the case of fundings of which such Lenders have received notice not later than 11:00 a.m. (New York time) on such day (or, if notice is received after such time, not later than 12:00 p.m. (New York time) on the next succeeding Business Day). The obligation of each Revolving Credit Lender to Administrative Agent (as opposed to Borrower) to fund its Revolving Credit Loans, and any payments under any Letter of Credit Accommodation, on the date specified by Administrative Agent is absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set off counterclaim, recoupment, defense or other right which such Lender may have against Administrative Agent, Borrower or any other Person for any reason whatsoever, (b) the financial condition or prospects of Borrower, (c) the failure of any other such Lender to make funds available to Agent with respect to its Revolving Credit Loans or any payments under any Letter of Credit Accommodation, (d) the occurrence or continuation of an Event of Default, whether the same shall occur before or after Administrative Agent shall have made the Revolving Credit Loans or Letter of Credit Accommodations, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

              3.1.3 Disbursement by Administrative Agent. Borrower and the Lender Group hereby irrevocably authorize Administrative Agent to disburse the proceeds of each

Revolving  Credit Loan  requested,  or deemed to be requested,  pursuant to this
Section 3.1 as follows: (a) the proceeds of each Revolving Credit Loan requested under Section 3.1.1(a) hereof shall (subject to receipt by Administrative Agent of funds from the Revolving Credit Lenders) be disbursed by Administrative Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of a written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Administrative Agent from time to time or elsewhere if pursuant to a written direction from Borrower, and (b) the proceeds of each Revolving Credit Loan requested under Section 3.1.1(b) hereof shall be charged to the Loan Account and disbursed by Administrative Agent by way of direct payment of the relevant interest or other Obligation .

              3.1.4 [Intentionally Omitted]

              3.1.5 Authorization. Borrower and the Lender Group hereby irrevocably authorizes and directs Administrative Agent to charge to Borrower's Loan Account hereunder, as a Revolving Credit Loan deemed made to Borrower, a sum sufficient to pay all principal of Term Loans due and all interest accrued on the Obligations during the immediately preceding month and to pay all costs, fees, and expenses at any time owed by Borrower to the Lender Group hereunder or under any of the Loan Documents (including the Fee Letter); provided, however, that Administrative Agent may, but shall not be required to, so charge Borrower's Loan Account during the existence of an Event of Default or if and to the extent such charge would result in an Overadvance. Amounts advanced pursuant to this Section shall be deemed to have been requested by Borrower pursuant to
Section 3.1.1(b), and the provisions of Sections 3.1.2 and 3.1.3 shall be applicable to each such advance.

              3.1.6 Settlements.

                   (a) Revolving Credit Loans, Letter of Credit Accommodations, and payments will be settled among Administrative Agent and the Revolving Credit Lenders according to such procedures as Administrative Agent and such Lenders may agree in writing from time to time. These procedures notwithstanding, each such Lender's obligation to fund its portion of the Revolving Credit Loans and amounts paid under Letter of Credit Accommodations made by Administrative Agent to Borrower shall commence on the date such Revolving Credit Loans and Letter of Credit Accommodations are made by Administrative Agent. Such payments to Administrative Agent will be made by such Lenders without set-off, counterclaim or reduction of any kind.

                   (b) Administrative Agent may require the Revolving Credit Lenders to settle Revolving Credit Loans, amounts paid under Letter of Credit Accommodations, and payments on a daily basis (or such lesser frequency as Administrative Agent may determine) (each day of settlement being a "Settlement Date"). Administrative Agent will advise each Revolving Credit Lender by telephone or telecopy of the amount of each such Lender's Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage as of the close of business of the

         Business Day immediately preceding the Settlement Date. In the event that payments are necessary to adjust such Lender's actual Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage as of any Settlement Date to equal the amount of such Lender's required Pro Rata Share (in accordance with its Revolving Credit Commitment and its Letter of Credit Sub-Commitment) of the Revolving Facility Usage, the party from which such payment is due will pay the other, in same day funds, by wire transfer to the other's account not later than the applicable time set forth on Section 3.1.2.

                   (c) If any such payment is not made to Administrative Agent by any such Lender on the Settlement Date applicable thereto to the extent required by the terms hereof, such Lender shall be a Defaulting Lender and Administrative Agent shall be entitled to recover for its account such amount on demand from such Lender together with interest thereon at the Defaulting Lenders Rate. Administrative Agent shall not be obligated to transfer to a Defaulting Lender any payments made by Borrower to Administrative Agent for the Defaulting Lender's benefit on account of its Revolving Credit Loans and participations in Letter of Credit Accommodations. Any such amounts payable to a Defaulting Lender shall instead be paid to or retained by Administrative Agent. Administrative Agent may hold and, in its discretion, re-lend to Borrower as Revolving Credit Loans the amount of any or all such payments received or retained by it for the account of such Defaulting Lender or treat any or all such amounts as participations in Letter of Credit Accommodations made for Borrower's account. Solely for the purposes of voting or consenting to matters with respect to the Loan Documents and determining Required Lenders, Defaulting Lender shall be deemed not to be a "Lender" (in respect of its Revolving Credit Loans, participations in Letter of Credit Accommodations, Revolving Credit Commitment, and Letter of Credit Sub-Commitment) and such Defaulting Lender's Revolving Credit Commitment with respect to the Revolving Credit Loans and Letter of Credit Sub-Commitment with respect to the Letter of Credit Accommodations shall be deemed to be zero (-0-). This section shall remain effective with respect to such Lender until (x) the Obligations under this Agreement shall have been declared or shall have become immediately due and payable or (y) the Revolving Credit Lenders that are non-Defaulting Lenders and Administrative Agent shall have waived such Lender's default in writing. The operation of this section shall not be construed to increase or otherwise affect the Commitments of any Lender other than such Defaulting Lender, or relieve or excuse the performance by Borrower of its duties and obligations hereunder.

         3.2 Payments. Except where evidenced by notes or other instruments (including the Revolving Notes and the Term Notes) issued or made by Borrower to the Lender specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

              3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be repayable in full by Borrower to Administrative Agent for the account of the Revolving Credit Lenders immediately upon the earliest of (a) the receipt by Administrative Agent or Borrower of any net cash proceeds of any of the Collateral (other than proceeds consisting of Non-Ordinary Course Proceeds unless and until all of the Obligations have become due and payable or as otherwise provided in Section 3.2.6), to the extent of said proceeds, except that, so long as no Default or Event of Default exists, if all Revolving Credit Loans outstanding at the time of receipt by Borrower of any such proceeds are LIBOR Portions, then Borrower may direct that such proceeds be held by
Administrative Agent in a non-interest bearing cash collateral account maintained by Administrative Agent on its books and records (which funds may be commingled with other funds of Administrative Agent) to be applied to the payment of principal on the last day of the LIBOR Period applicable to each LIBOR Portion in the order of maturity, (b) the occurrence of an Event of Default in consequence of which Administrative Agent or Required Lenders elect to accelerate the maturity and payment of the Obligations, or (c) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist, Borrower shall, on demand in writing by any Lender, repay the Overadvance. Principal payable on account of the Term Loans shall be payable in accordance with the terms of the respective Term Notes.

              3.2.2 Interest.

                   (a) Base Rate Portion. Interest accrued on Base Rate Portions shall be due on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the occurrence of an Event of Default in consequence of which Administrative Agent or Required Lenders elect to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to Section 4 hereof.

                   (b) LIBOR Portion. Interest accrued on each LIBOR Portion shall be due and payable on the earliest of (i) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (ii) the last day of the Interest Period applicable to such LIBOR Portion, (iii) the occurrence of an Event of Default in consequence of which Administrative Agent or Required Lenders elect to accelerate the maturity and payment of the Obligations, or (iv) termination of this Agreement pursuant to Section 4 hereof.

              3.2.3 Costs, Fees, and Charges. Costs, fees, and charges payable pursuant to this Agreement (or the other Loan Documents) shall be payable by Borrower as and when provided in the Loan Documents (including Section 2 hereof) to Administrative Agent, to any other member of the Lender Group (including Collateral Agent) to the extent expressly provided in this Agreement, the Fee Letter, or the other Loan Documents, or to any other Person designated by them in writing.

              3.2.4 Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Administrative Agent, for the account of the Lender Group as and when provided in this Agreement or the other Loan Documents or, if no time is specified, on demand therefor by Administrative Agent.

              3.2.5 Return of Payments. Unless Administrative Agent receives notice from Borrower prior to the date on which any payment is due to the Lender Group that Borrower will not make such payment in full as and when required, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date in immediately available funds and Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to the applicable members of the Lender Group on such due date an amount equal to the amount then due such member of the Lender Group. If and to the extent Borrower has not made such payment in full to Administrative Agent, each member of the Lender Group shall repay to Administrative Agent on demand such amount distributed to such member of the Lender Group, together with interest thereon at the Base Rate for each day from the date such amount is distributed to such member of the Lender Group until the date repaid by such member of the Lender Group.

              3.2.6  Apportionment  and  Application  of  Payments.   Except  as
otherwise provided with respect to Defaulting Lenders, aggregate principal payments and interest payments shall be apportioned ratably among the Lenders (according to their applicable Pro Rata Shares) and payments of the fees (other than fees designated for Administrative Agent's sole and separate account, fees designated for Collateral Agent's sole and separate account, and fees payable in accordance with the Fee Letter) shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to Administrative Agent and all such payments (but, so long as no Event of Default has occurred and is
continuing,   except  for  payments   designated   in  writing  by  Borrower  to
Administrative Agent and Collateral Agent as a prepayment of the Term Loans hereunder, which may be so applied) and all Collections and all proceeds of Collateral received by any Agent, shall be applied as follows:

    (a) unless and until all of the Obligations have become, or been declared by the Lender Group, due and payable or that all Obligations and Collateral have become, or been declared by the Lender Group, in liquidation:

         (i) (A) all Non-Ordinary Course Proceeds consisting of cash proceeds of sales or other issuances of the Securities or Subordinated Debt of Borrower (to the extent permitted hereunder) shall be applied in the following order:

                   first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                   second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                   third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                   fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                   fifth, to pay any other Obligations due to the Lender Group (but exclusive of principal of the Term Loans);

                   sixth, if and to the extent Borrower elects in writing to do so pursuant to a notice to Administrative Agent and Collateral Agent, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                   seventh, if and to the extent Borrower elects in writing to do so pursuant to a notice to Administrative Agent and Collateral Agent, to pay or prepay principal of Term Loan B, in inverse order of maturity of the installments thereof, until paid in full; and

                   eighth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law.

              (i) (B) all Non-Ordinary Course Proceeds consisting of cash proceeds of sales or other dispositions of the AFCOM Acquisition Real Property (to the extent permitted hereunder) shall be applied in the following order:

                   first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                   second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                   third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                   fourth, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                   fifth, to pay or prepay principal of Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                   sixth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                   seventh, to pay any other Obligations due to the Lender Group; and eighth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law.

              (ii) all other Non-Ordinary Course Proceeds shall be applied in the following order:

                   first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                   second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                   third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                   fourth, to pay or prepay principal of Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                   fifth, to pay or prepay principal of Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                   sixth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                   seventh, to pay any other Obligations due to the Lender Group; and

                   eighth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law.

              (iii) all other Collections and all other proceeds of Collateral shall be applied in the following order:

                   first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                   second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                   third, to pay interest due in respect of all Loans until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                   fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                   fifth, to pay any other Obligations due to the Lender Group; and

                   sixth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law.

    (b) from and after the date that all Obligations have become, or been declared by the Lender Group, due and payable or that all Obligations and Collateral have become, or been declared by the Lender Group, in liquidation, all Collections and all other proceeds of Collateral (irrespective of whether constituting Non-Ordinary Course Proceeds) shall be applied in the following order:

                   first, to pay any fees, or expense reimbursements then due to Administrative Agent or Collateral Agent from Borrower until paid in full;

                   second, to pay any fees or expense reimbursements then due to the Lenders from Borrower until paid in full;

                   third, to pay interest due in respect of all Loans (other than accrued but unpaid interest on the Term Loans previously deferred by the Lender Group in writing or permitted by the Lender Group to be paid by being added to the principal balance of the Term Loans in excess of an amount equal to 5 months of such interest on the Term Loans at the applicable rates under this Agreement or the Term Notes in effect on the date hereof) until paid in full (if such proceeds are insufficient to pay all such interest in full, then such amount shall be applied pro rata to interest accrued and unpaid with respect to each of the Loans);

                   fourth, to repay the principal of the Revolving Credit Loans until paid in full, and then to be held by Administrative Agent as cash collateral hereunder with respect to unreimbursed Obligations in respect of Letter of Credit Accommodations;

                   fifth, to pay all interest due in respect of all Loans to the extent not paid under clause "third" of this Section 3.2.6(b) until paid in full;

                   sixth, to pay or prepay principal of the Term Loan A, in inverse order of maturity of the installments thereof, until paid in full;

                   seventh, to pay or prepay principal of the Term Loan B, in inverse order of maturity of the installments thereof, until paid in full;

                   eighth, to pay any other Obligations due to the Lender Group; and ninth, if and to the extent there is any surplus, to the Borrower in accordance with applicable law.

         3.3       Prepayments.

              3.3.1 Non-Ordinary Course Proceeds. Unless all Obligations have become, or been declared by the Lender Group in writing, due and payable or all Obligations and Collateral have become, or been declared in writing by the Lender Group, to be in liquidation, and except as provided for in Section 6.4.2, Borrower shall pay to Administrative Agent all Non-Ordinary Course Proceeds and each such payment shall be applied in accordance with the provisions of Section 3.2.6(a)(i) or (ii), as applicable.

              3.3.2 Excess Cash Flow Recapture. Borrower shall prepay the Term Loans in amounts equal to the Excess Cash Flow Recapture Amount with respect to each fiscal year of Borrower during the Term hereof, such prepayments to be made within 5 days following the due date for delivery by Borrower to Administrative Agent of the annual financial statements required by Section 8.1.3(a) hereof; provided, however, that if an Event of Default has occurred and is continuing at the time of such required prepayment, such prepayment shall not be made until such Event of Default no longer exists. Each such prepayment made pursuant to this Section 3.3.2 shall be applied in accordance with the provisions of Section 3.2.6(a)(ii) or Section 3.2.6(b) hereof, as the case may be.

              3.3.3 Optional Prepayments. Borrower may, upon prior written notice to Administrative Agent, at any time and from time to time, prepay Term Loan A, in full, and without penalty or premium so long as after giving effect to any such repayment Borrower has Availability of at least $15,000,000. Any notice of prepayment given to Lender under this Section 3.3.3 shall specify the date (which shall be a Business Day) of prepayment and the aggregate principal amount of the prepayment. When notice of prepayment is delivered as provided herein, the principal amount of Term Loan A specified in the notice shall become due and payable on the prepayment date specified in such notice.

         3.4 Application of Payments and Collections. For purposes of calculating Availability, all items of payment received by Administrative Agent by 1:00 p.m. (New York time) on any Business Day shall be deemed received on that Business Day. All items of payment received in immediately available funds after 1:00 p.m. (New York time) on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Administrative Agent or any other member of the Lender Group from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Administrative Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Administrative Agent or the other members of the Lender Group (or their respective agents) against the Obligations, in such manner as is set forth in Section 6.2.6 hereof, notwithstanding any entry by Administrative Agent upon any of its books and records. If as the result of collections of Accounts as authorized by Section 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists. Such credit balance shall not be applied or be deemed to have been applied as a prepayment of the Term Loans, except that Administrative Agent (on the written direction by the Required Lenders) may offset such credit balance against the Obligations upon and after the occurrence and during the continuance of an Event of Default.

         3.5 All Loans to Constitute One Obligation. The Loans shall constitute one general Obligation of Borrower, and shall be secured by Collateral Agent's Lien upon all of the Collateral, for the benefit of the Lender Group; provided, however, that the Revolving Credit Loans shall not be secured by Collateral Agent's Lien upon the AFCOM Acquisition Real Property.

         3.6 Loan Account. Administrative Agent shall enter all Loans as debits to the Loan Account and also shall record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to the Lender Group, and may record therein, in accordance with its customary practices, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

         3.7 Statements of Account. Administrative Agent will account to Borrower monthly with a statement of Loans, charges, and payments made pursuant to this Agreement, and such accounting rendered by Administrative Agent shall be deemed final, binding and conclusive upon Borrower unless Administrative Agent is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice only shall be deemed an objection to those items specifically objected to therein.

         3.8 General Provisions.

              3.8.1 Except to the extent otherwise provided in this Agreement or any other Loan Document, all payments of any Obligations shall be made in U.S. dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at Administrative Agent's Account, not later than 1:00 p.m. (New York time) on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

              3.8.2 Each payment received by Administrative Agent under this Agreement of any Obligation for the account of any member of the Lender Group shall (subject to Section 3.1.2 hereof) be paid by Administrative Agent promptly to such member of the Lender Group, in immediately available funds, to the account of such member of the Lender Group as specified from time to time by such member of the Lender Group in a written notice to Administrative Agent.

              3.8.3 If the due date of any payment of any Obligation would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

         3.9 Pro Rata Treatment. Except to the extent otherwise provided in this
Agreement: (a) (i) the making and conversion of Revolving Credit Loans shall be made pro rata among the Revolving Credit Lenders according to the amounts of their respective Revolving Credit Commitments or their respective Revolving Credit Loans, and (ii) the making and conversion of Term Loans shall be made pro rata among the Term Loan Lenders according to the amounts of their respective Term Loan A Commitments and Term Loan B Commitments or their respective Term Loans; and (b) each payment on account of any Obligations to or for the account of one or more members of the Lender Group in respect of any Obligations due on a particular day shall be allocated among the members of the Lender Group entitled to such payments pro rata in accordance with the respective amounts due and payable to such members of the Lender Group on such day and shall be distributed accordingly.

         3.10  Sharing of Payments, Etc.

              3.10.1 Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien, or counterclaim any Lender may otherwise have, each Lender shall be entitled during the continuation of an Event of Default, at its option but only with the prior written consent of all Lenders, to offset balances held by it for the account of Borrower at any of its offices, in U.S. dollars or in any other currency, against any Obligations of Borrower to such Lender that are not paid when due (regardless of whether such balances are then due to Borrower). Any Lender so entitled shall promptly notify Borrower, Collateral Agent, and Administrative Agent of any offset effected by it; provided, however, that such Lender's failure to give such notice shall not affect the validity of such offset.

              3.10.2 If any Lender shall obtain from Borrower payment of any Obligation through the exercise of any right of set-off, banker's lien, or counterclaim or similar right or otherwise (other than from Administrative Agent as provided in this Agreement), and, as a result of such payment, such Lender shall have received a greater amount of the Obligations than the amount allocable to such Lender hereunder, Administrative Agent and the other members of the Lender Group (including such Lender) shall promptly make such adjustments from time to time as shall be equitable, to the end that the Lender Group shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with Section 3.2.6. To such end the Lender Group shall make appropriate adjustments among themselves if such payment is rescinded or must otherwise be restored.

              3.10.3 [intentionally omitted]

              3.10.4 Nothing contained in this Section 3.10 shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of Borrower. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 3.10 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section 3.10 to share in the benefits of any recovery on such secured claim.

SECTION 4. TERM AND TERMINATION

         4.1 Term of Agreement. Subject to the right of the Lender Group to cease making Loans to Borrower upon or after the occurrence and during the continuance of any

Default or Event of Default, this Agreement shall be in effect for a period commencing on the date hereof and ending on September 30, 2003 (the "Term"), unless sooner terminated as provided in Section 4.2 hereof.

         4.2 Termination.

              4.2.1 Termination by Agent. Administrative Agent (acting on the written instructions of the Required Lenders) or Collateral Agent (acting on the written instructions of the Required Lenders) may terminate this Agreement at any time without notice upon or after the occurrence of an Event of Default.

              4.2.2 Termination by Borrower. Upon at least 60 days prior written notice to Administrative Agent, Borrower may, at its option, terminate this Agreement without penalty or premium (other than as may be required by the provisions of Section 2.4); provided, however, that no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds and all Letter of Credit Accommodations have expired or have been cash collateralized to Administrative Agent's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless the Required Lenders otherwise agree in writing, and the Lender Group shall have no obligation to make any Loans or procure any Letter of Credit Accommodations on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly (except as otherwise expressly provided for in subsection 3.3.3 in respect of Term Loan A).

              4.2.3 [Intentionally Omitted].

              4.2.4 Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents shall survive any such termination, and, notwithstanding such termination, Collateral Agent shall retain its Liens in the Collateral for the benefit of the Lender Group, and the Lender Group shall retain all of its rights and remedies under the Loan Documents, until Borrower has paid to Administrative Agent, for the account of the Lender Group, all of Borrower's Obligations to the Lender Group, in full, in immediately available funds. Notwithstanding the payment in full of the Obligations, Collateral Agent shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage the Lender Group may incur as a result of dishonored checks or other items of payment received by the Lender Group from Borrower or any Account Debtor and applied to the Obligations, Administrative Agent shall, at its option, (a) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying the Lender Group from any such loss or damage, or (b) have retained such monetary reserves, and Collateral Agent shall have retained such Liens on the Collateral, for such period of time as such Agents, in their reasonable discretion, may deem necessary to protect the Lender Group from any such loss or damage.

SECTION 5. SECURITY INTERESTS

         5.1 Interest in Collateral. To secure the prompt payment and performance to the Lender Group of the Obligations, each Obligor hereby grants to Collateral Agent, for the benefit of the Lender Group, a continuing Lien upon all right, title, and interest of such Obligor in and to all currently existing and hereafter acquired or arising Collateral (excluding, however, any real Property or estates or interests therein). Collateral Agent's Liens on all such Collateral shall attach thereto without further act on the part of the Lender Group or such Obligor.

         5.2 Lien Perfection, Further Assurances. The Obligors shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments, or documents as are necessary to perfect Collateral Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Collateral Agent's Lien upon the Collateral. Unless prohibited by applicable law, each Obligor hereby authorizes Collateral Agent to execute and file any such financing statement on such Obligor's behalf. The parties agree that a carbon, photographic, or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Collateral Agent's request, the applicable Obligor also shall promptly execute or cause to be executed and shall deliver to Collateral Agent any and all documents, instruments, and agreements deemed necessary by Collateral Agent to give effect to or carry out the terms or intent of the Loan Documents.

         5.3 Lien on Realty. The due and punctual payment and performance of the Obligations (other than the Revolving Credit Loans) also shall be secured by the Lien created by the Mortgage upon all real Property of QDLI described therein. The Mortgage shall be executed by QDLI in favor of Collateral Agent and shall be duly recorded, at QDLI's expense, in each office where such recording is required to constitute a fully perfected Lien on the real Property covered thereby. QDLI shall deliver to Collateral Agent, at QDLI's expense, mortgagee title insurance policies issued by a title insurance company satisfactory to Collateral Agent, which policies shall be in form and substance satisfactory to Collateral Agent and shall insure a valid first Lien in favor of Collateral Agent on the Property covered thereby, subject only to those exceptions acceptable to Collateral Agent and its counsel, QDLI shall deliver to Collateral Agent such other documents, including, without limitation, as-built survey prints of the real Property, as Collateral Agent and its counsel may request relating to the real Property subject to the Mortgage.

SECTION 6. COLLATERAL ADMINISTRATION

         6.1 General.

              6.1.1 Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by the Obligors and their Subsidiaries at one or more of the business locations set forth in
Schedule 6.1.1 attached hereto and shall not, without the prior written approval of Collateral Agent, be moved therefrom except, prior to the Lender Group's acceleration of the maturity of the Obligations, for (a) sales of Inventory in the ordinary course of business, and (b) removals in connection with dispositions of Equipment that are authorized by Section 6.4.2 hereof; provided, however, that the Obligors may amend

Schedule 6.1.1 to identify a new location so long as such amendment occurs by written notice to Administrative Agent and Collateral Agent not less than 30 days prior to the date that such Collateral is moved to such new location, so long as such new location is within the continental United States, and so long as, at the time of such written notification, the applicable Obligor executes and delivers to Collateral Agent any financing statements or fixture filings necessary to perfect and continue perfected Collateral Agent's Liens on such Collateral and also provides to Collateral Agent a fully executed Collateral Access Agreement relative to such new location.

              6.1.2 Insurance of Collateral. The Obligors shall maintain and pay for insurance upon all Collateral wherever located and with respect to the Obligors' business, covering casualty, hazard, public liability, and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Collateral Agent. The Obligors shall deliver the originals of such policies to Collateral Agent with 438 BFU lender's loss payable endorsements or other satisfactory lender's loss payable endorsements, naming Collateral Agent (on behalf of the Lender Group) as sole loss payee, assignee, or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Collateral Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Collateral Agent shall not be impaired or invalidated by any act or neglect of an Obligor or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If the Obligors fail to provide and pay for such insurance, Collateral Agent may, at its option, but shall not be required to, procure the same and charge Borrower therefor. The Obligors agree to deliver to Collateral Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

              6.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by the Obligors. If the Obligors fail to promptly pay any portion thereof when due, Collateral Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Collateral Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Collateral Agent's actual possession) or for any diminution in the value thereof, but the same shall be at the Obligors' sole risk.

         6.2 Administration of Accounts.

              6.2.1 Records, Schedules, and Assignments of Accounts. Borrower shall keep accurate and complete records of its Accounts that compose the Collateral and all payments and collections thereon, and shall submit to Administrative Agent on such periodic basis as Administrative Agent shall request a sales and collections report for the preceding period, in form satisfactory to Administrative Agent. On or before 9:00 a.m. (New York time) on the 2nd Business Day of each week from and after the date hereof, Borrower shall deliver a Borrowing Base Certificate to Administrative Agent; provided, however, that, so long as Availability is less than or equal to $1,500,000,
Administrative Agent may require that Borrower deliver a Borrowing Base Certificate (including updated information concerning Eligible Inventory) on such frequency (including on a daily basis) as Administrative Agent may require. No later than 9:00 a.m. (New York time) on the 20th day of each month from and after the date hereof, Borrower shall deliver to Administrative Agent, in form and substance satisfactory to Administrative Agent, a detailed aged trial balance of all Accounts existing as of the last Business Day of the immediately preceding week, specifying the names, addresses, face value, dates of invoices, and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Administrative Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled, and such other matters and information relating to the status of then existing Accounts as Administrative Agent shall reasonably request. In addition, if an aggregate face amount of more than $250,000 of Accounts owed by any Account Debtor (together with its Affiliates) become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Eligible Accounts or otherwise established by Administrative Agent, Borrower shall notify Administrative Agent of such occurrence on the first Business Day following such occurrence, and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Administrative Agent, Borrower shall execute and deliver to Administrative Agent formal written assignments in favor of Collateral Agent of all of Borrower's Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

              6.2.2 Discounts Allowances, Disputes. If Borrower grants any discounts, allowances, or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances, or credits, as the case may be, to Administrative Agent as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $100,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Administrative Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto, and the amount in controversy. Upon and after the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right to (a) settle or adjust all disputes and claims directly with the Account Debtor, (b) compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Administrative Agent may deem advisable, and (c) charge the deficiencies, costs and expenses thereof, including attorneys' fees, to Borrower.

              6.2.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Administrative Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of the applicable Obligor and to charge Borrower therefor; provided, however, that Administrative Agent shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower.

              6.2.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Administrative Agent's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Administrative Agent, any Lender, any designee of any of them, or Borrower, to verify the validity, amount, or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with

Administrative Agent in an effort to facilitate and promptly conclude any such verification process.

              6.2.5 Maintenance of Dominion Account. Borrower shall maintain a Dominion Account pursuant to one or more dominion account agreements (each, a "Dominion Account Agreement") in form and substance satisfactory to Administrative Agent with such banks as may be selected by Borrower and be acceptable to Administrative Agent (including Wells Fargo Bank). Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Administrative Agent, for the benefit of the Lender Group, and Borrower shall obtain the agreement by such banks in favor of Agent for the benefit of the Lender Group to waive any offset rights against the funds so deposited. The Lender Group and Administrative Agent on behalf thereof assume no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

              6.2.6 Collection of Accounts, Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for the Lender Group. All remittances received by Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be held as the Lender Group's property by Borrower as trustee of an express trust for the Lender Group's benefit, and Borrower shall immediately deposit same in kind in the Dominion Account. Administrative Agent retains the right at all times after the occurrence and during the continuance of an Event of Default, and Borrower hereby irrevocably designates, makes, constitutes, and appoints Administrative Agent (and all Persons designated by Administrative Agent) as Borrower's true and lawful attorney (and agent-in-fact), to notify Account Debtors that Accounts have been assigned to Collateral Agent and to collect Accounts directly in the name of the Lender Group and to charge the collection costs and expenses, including attorneys fees, to Borrower.

         6.3 Administration of Inventory.

              6.3.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventories that compose the Collateral. Borrower shall furnish Administrative Agent Inventory reports in form and detail satisfactory to Administrative Agent at such times as Administrative Agent may request, but at least once each month, not later than the twentieth day of such month. Borrower shall conduct a physical inventory, no less frequently than annually, of not less than such portion of the Inventory sufficient to permit Borrower to produce unqualified audited financial statements prepared in accordance with GAAP (and Borrower may so conduct such physical inventory, from and after the date Borrower gives written notice to Administrative Agent of Borrower's election to do so, on a cycle count basis, of not less than such portion of the Inventory sufficient to permit Borrower to produce unqualified audited financial statements prepared in accordance with GAAP), and shall provide to Administrative Agent a report based on each such physical inventory promptly thereafter, together with such supporting information as Administrative Agent reasonably shall request.

              6.3.2 Returns of Inventory. If, at any time or times hereafter, any Account Debtor returns any Inventory to Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $25,000, Borrower shall immediately notify Administrative Agent of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

         6.4 Administration of Equipment.

              6.4.1 Records and Schedules of Equipment. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity, and value of its Equipment that composes the Collateral and all dispositions made in accordance with Section 6.4.2 hereof, and shall furnish Administrative Agent and Collateral Agent with copies of a current schedule containing the foregoing information on at least an annual basis and more often if requested by Administrative Agent or Collateral Agent. Immediately on request therefor by
Administrative Agent or Collateral Agent, the Obligors shall deliver to Collateral Agent any and all certificates of title with respect to that portion of the Equipment that composes the Collateral and that is subject to certificates of title.

              6.4.2 Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of (a) in the case of dispositions of Equipment which, in the aggregate with all other dispositions of Equipment, has a fair market value or book value, whichever is less, of $500,000 or less, Collateral Agent, or (b) in all other cases, Collateral Agent (acting on the written instructions of all of the Lenders); provided, however, that the foregoing restriction shall not apply, for so long as no Event of Default has occurred and is continuing, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $10,000 or less, provided that all proceeds thereof are remitted to Administrative Agent for application to the Obligations in accordance herewith, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Permitted Liens that are not Purchase Money Liens, and Borrower shall have given Collateral Agent at least 5 days prior written notice of such disposition.

         6.5  Payment of  Charges.  All amounts  chargeable  to  Borrower  under
Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand, and shall bear interest from the date such advance was made until paid in full at the rate applicable to Revolving Credit Loans from time to time.

SECTION 7. REPRESENTATIONS AND WARRANTIES

         7.1 General Representations and Warranties. In order to induce the Lender Group to enter into this Agreement and to extend credit hereunder, each Obligor hereby jointly and severally with each other Obligor makes the following representations and warranties which shall be true, correct, and complete in all material respects as of the date hereof, and, subject to the ability of the Obligors to modify certain provisions thereof pursuant to the terms of Section

7.3 hereof, shall be true, correct, and complete in all material respects as of the Closing Date, and at and as of the date of the making of each Loan or Letter of Credit Accommodation made hereafter, as though made on and as of the date of such Loan (except to the extent that such representations and warranties relate solely to an earlier date) and such representations and warranties shall survive the execution and delivery of this Agreement:

              7.1.1 Organization and Qualification. Each Obligor and each of its Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation. Each Obligor and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction listed on
Schedule 7.1.1 attached hereto and, except as set forth on Schedule 7.1.1, in all other states and jurisdictions where the character of its Properties or the nature of its activities make such qualification necessary.

              7.1.2 Corporate Power and Authority. Each Obligor and each of its Subsidiaries is duly authorized and empowered to execute, deliver, and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (a) require any consent or approval of the shareholders of any Obligor or any of its Subsidiaries (except for any such approvals or consents that have been, or on or prior to the Closing Date shall be, obtained), (b) contravene any Obligor's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws, (c) violate, or cause any Obligor or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award in effect having applicability to any Obligor or any of its Subsidiaries, (d) result in a material breach of or constitute a material default under any indenture or loan or credit agreement or any other material agreement, lease, or instrument to which any Obligor or any of its Subsidiaries is a parry or by which it or its Properties may be bound or affected, or (e) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by any Obligor or any of its Subsidiaries.

              7.1.3 Legally Enforceable Agreement. As to each Obligor, this Agreement is, and each of the other Loan Documents to which it is a party, when delivered under this Agreement, will be, a legal, valid, and binding obligation of such Obligor, enforceable against it in accordance with its respective terms.

              7.1.4 Capital Structure. Schedule 7.1.4 attached hereto states (a) the correct name of each of the Subsidiaries of each Obligor, its jurisdiction of incorporation, and the percentage of its Voting Stock owned by such Obligor,
(b) the name of each Obligor's corporate or joint venture Affiliates, and the nature of the affiliation, (c) the number, nature, and holder of all outstanding Securities of each Obligor and each Subsidiary of Obligor, and (d) the number of authorized, issued and treasury shares of each Obligor and each Subsidiary of Obligor. Each Obligor has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. Except as set forth on Schedule 7.1.4, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any Obligor or any of its Subsidiaries. There are no outstanding agreements or instruments binding upon any Obligor's shareholders relating to the ownership of its shares of capital stock.

              7.1.5 Corporate Names. Neither any Obligor nor any of its Subsidiaries has been known as or used any corporate, fictitious, or trade names except those listed on Schedule 7.1.5 attached hereto. Except as set forth on
Schedule 7.1.5 attached hereto, neither any Obligor nor any of its Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

              7.1.6 Business Locations, Agent for Process. Each Obligor's and each of its Subsidiaries' chief executive office and other places of business are as listed on Schedule 6.1.1 attached hereto. During the preceding 1-year period, neither any Obligor nor any of its Subsidiaries has had an office, place of business, or agent for service of process other than as listed on Schedule
6.1.1 attached hereto. Except as shown on Schedule 6.1.1 attached hereto, no Inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

              7.1.7 Title to Properties, Priority of Liens. Each Obligor and each of its Subsidiaries has good and marketable title to, and fee simple ownership of or valid and subsisting leasehold interests in, all of its real Property (except for minor defects in title thereto that individually and in the aggregate do not materially interfere with the ability of any Obligor or any Subsidiary thereof to conduct its business as now conducted), and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Subject to the Acquisition Qualification, each Obligor has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of such Obligor's Properties that is not a Permitted Lien. The Liens granted to Collateral Agent under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

              7.1.8 Accounts. Administrative Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by the Obligor with respect to any Account or Accounts. Unless otherwise indicated in writing to Administrative Agent, with respect to each Account:

                   (a) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                   (b) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by the applicable Obligor in the ordinary course of its business, and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Obligor and the Account Debtor;

                   (c) it is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Administrative Agent;

                   (d) Such Account, and the Lender Group's security interest therein, is not, and will not (by voluntary act or omission of any Obligor) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim, or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Administrative Agent to be immaterial, and each such Account is absolutely owing to the relevant Obligor, and is not contingent in any respect or for any reason;

                   (e) No Obligor has made any agreement with any Account Debtor thereunder for any extension, compromise, settlement, or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by the relevant Obligor in the ordinary course of its business for prompt payment, and which are reflected in the calculation of the net amount of each respective invoice related thereto, and which are reflected in the Schedules of Accounts submitted to Agent pursuant to Section 6.2.1 hereof;

                   (f) Subject to the Acquisition Qualification, there are no facts, events or occurrences which in any way impair in any material respect the validity or enforceability of any Accounts, or which would reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Administrative Agent with respect thereto;

                   (g) To the best of each Obligor's knowledge, the Account Debtor thereunder (i) had the capacity to contract at the time any contract or other document giving rise to the Account was executed, and
         (ii) such Account Debtor is Solvent; and

                   (h) To the best of each Obligor's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

              7.1.9 Equipment. Subject to the Acquisition Qualification, the Equipment is in good operating condition and repair.

              7.1.10 Financial Statements, Fiscal Year. The Consolidated balance sheets of the Obligors (including the accounts of all Subsidiaries of each Obligor for the period during which a Subsidiary relationship existed) as of April 30, 1999, and the related statements of income, changes in stockholder's equity, and changes in financial position for the period ended on such date, have been prepared in accordance with GAAP, and present fairly the financial positions of the Obligors at such date and the results of the Obligors' operations for such period. Since April 30, 1999, there has been no Material Adverse Change with respect to the Obligors as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by the Obligors, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of the Obligors and each of its Subsidiaries ends on December 31 of each year.

              7.1.11 Full Disclosure.  The financial  statements  referred to in
Section 7.1.10 hereof do not, nor does this Agreement or any other written statement of any Obligor to the Lender Group, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Obligor has failed to disclose to in writing that results in, or, so far as each Obligor can now foresee, will result in, a Material Adverse Change.

              7.1.12 Solvent Financial Condition. The Obligors, and their Subsidiaries, taken as a whole, are and, after giving effect to the Loans to be made hereunder, will be, Solvent.

              7.1.13 Surety Obligations. Except as set forth on Schedule 7.1.13, neither any Obligor nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance, or completion of performance of any undertaking or obligation of any Person.

              7.1.14 FEIN; Taxes. The federal tax identification number of each Obligor and each of its Subsidiaries is shown on Schedule 7.1.14 attached hereto. Each Obligor and each of its Subsidiaries (a) has filed all federal, state, and local tax returns and other reports it is required by law to file (other than tax returns in respect of taxes that (i) are not franchise, capital, income, or payroll taxes, (ii) are not material individually or in the aggregate, and (iii) if unpaid, would not result in the imposition of any Lien on any Property of any Obligor or any Subsidiary thereof), and (b) has paid, or made provision for the payment of, all taxes, assessments, fees, levies, and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies, and charges that are due and payable, unless and to the extent any such taxes, assessments, fees, levies, or charges
(exclusive of federal income taxes and payroll taxes) are being actively contested in good faith and by appropriate proceedings, and the Obligors maintain reasonable reserves on its books therefor. The provision for taxes on the books of each Obligor and each of its Subsidiaries are adequate for all years not closed by applicable statutes and for its current fiscal year.

              7.1.15 Brokers. Except as set forth in Schedule 7.1.15, there are no claims for brokerage commissions, finder's fees, or investment banking fees in connection with the transactions contemplated by this Agreement.

              7.1.16 Patents, Trademarks, Copyrights, and Licenses. Each Obligor and each of its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights, and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, trade names, copyrights, licenses, and other similar rights are listed on Schedule 7.1.16 attached hereto.

              7.1.17 Governmental Consents. Each Obligor and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections, and franchises (collectively, "Permits") necessary to continue to conduct its business as now conducted by it and to own or lease and operate its Properties as now owned or leased by it, other than Permits that individually and in the aggregate are immaterial.

              7.1.18 Compliance with Laws. Each Obligor and each of its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state, and local laws, rules, and regulations applicable to such Obligor or such Subsidiary, as applicable, its Properties or the conduct of its business, and. There have been no citations, notices, or orders of noncompliance issued to any Obligor or any of its Subsidiaries under any such law, rule, or regulation, except as to such non-compliance that individually and in the aggregate is immaterial. Each Obligor and each of its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance with all federal, state, and local laws, rules, and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. Sections 201 et seq.), as amended.

              7.1.19 Restrictions. Neither any Obligor nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Neither any Obligor nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on
Schedule 7.1.19 attached hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by any Obligor or any of its Subsidiaries, as applicable.

              7.1.20 Litigation. Except as set forth on Schedule 7.1.20 attached hereto, there are no actions, suits, proceedings, or investigations pending, or to the knowledge of each Obligor, threatened, against or affecting any Obligor or any of its Subsidiaries, or the business, operations, Properties, prospects, profits, or condition of Obligor or any of its Subsidiaries. Neither any Obligor nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree, or rule of any court, governmental authority or arbitration board, or tribunal.

              7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or any Obligor's performance hereunder, constitute an Event of Default or, to the best of each Obligor's knowledge, a Default. Neither any Obligor nor any of its Subsidiaries is in default, and, to the best of each Obligor's knowledge, no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Money Borrowed.

              7.1.22 Leases. Schedule 7.1.22(A) attached hereto identifies all capitalized leases of each Obligor and its Subsidiaries and Schedule 7.1.22(B) attached hereto identifies all operating leases of each Obligor and its Subsidiaries. Each Obligor and each of its Subsidiaries is in compliance with all of its obligations under the terms of each of its respective capitalized and operating leases, except for such noncompliance that individually and in the aggregate is immaterial.

              7.1.23 Pension Plans. Except as disclosed on Schedule 7.1.23 attached hereto, neither any Obligor nor any of its Subsidiaries has any Plan. Subject to the Acquisition Qualification, each Obligor and each of its Subsidiaries is in compliance in all material respects with the requirements of ERISA and the regulations promulgated thereunder with respect to each

Plan (other than the failure by FTI to file on a timely basis a so-called IRS Form 5500 for the fiscal year ended December 31, 1996). No fact or situation that could result in a Material Adverse Change exists in connection with any Plan. Neither any Obligor nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

              7.1.24 Trade Relations. There exists no actual or threatened (in writing) termination, cancellation, or limitation of, or any modification or change in, the business relationship between any Obligor or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of any Obligor or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would result in a Material Adverse Change or prevent any Obligor or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

              7.1.25 Labor Relations. Except as described on Schedule 7.1.25 attached hereto, neither any Obligor nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances disputes or controversies with any union or any other organization of Obligor's or any of its Subsidiaries' employees, or threats of strikes, work stoppages, or any asserted pending demands for collective bargaining by any union or organization.

              7.1.26 Eligible Inventory. All Inventory identified on any Borrowing Base Certificate as Eligible Inventory is (subject to the Acquisition Qualification) of good and merchantable quality and free from defects (except to the extent that a reserve has been taken with respect to any such defects).

              7.1.27  Acquisitions.  No default  has  occurred  under any of the
Acquisition   Documents.   Each  of  the   Acquisitions   has  been  consummated
substantially in accordance with the terms of the applicable Acquisition Documents and with all applicable laws, including laws respecting bulk transfer of assets and the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended.

              7.1.28 No Violation of Federal Reserve Board Regulations. The making by the Lender Group of the Loans and Letter of Credit Accommodations, and the use by each Obligor of the proceeds of any and all Loans and Letter of Credit Accommodations, do not and will not violate any of Regulations T, U, and X of the Federal Reserve Board.

              7.1.29 Collateral Agent's Liens. The Liens granted by each Obligor to Collateral Agent for the benefit of the Lender Group on the Collateral pursuant to this Agreement and the other Loan Documents are validly created, perfected, and first priority Liens.

              7.1.30 Environmental Condition. None of the Properties or assets of any Obligor or any Subsidiary thereof has ever been used by any Obligor or any Subsidiary thereof or, to the best of such Obligor's knowledge, by previous owners or operators in the disposal of, or to produce, store, handle, treat, release, or transport, any Hazardous Materials. None of the Properties or assets of any Obligor or any Subsidiary has ever been designated or identified in any manner  pursuant  to any  environmental  protection  statute as a  Hazardous
Materials disposal site, or a candidate for closure pursuant to any environmental protection statute. No Lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned or operated by any Obligor or any Subsidiary thereof. Neither any Obligor nor any Subsidiary thereof has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal or state governmental agency concerning any action or omission by any Obligor or any Subsidiary thereof resulting in the releasing or disposing of Hazardous Materials into the environment.

              7.1.31 QFC. QFC is not in any way liable with respect to any Indebtedness other than the Obligations, the Seller Note Obligations, does not own any assets of any kind other that the common stock of QOC, and does not engage in any business activity whatsoever, except in connection with the foregoing.

              7.1.32  Immaterial  Subsidiaries.   The  Immaterial  Subsidiaries,
individually and in the aggregate, do not own any material assets and do not engage in any business activity whatsoever.

         7.2 [Intentionally Omitted]

         7.3 Survival of Representations and Warranties. All representations and warranties of the Obligors contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery, and acceptance thereof by Agent and Lenders and the parties thereto and the closing of the transactions described therein or related thereto. To the extent that the Obligors timely comply with the notice provision set forth in Section 8.1.2 in respect of events or facts after the Closing Date that would render the representations and warranties set forth in any of Section 7.1.5, Section 7.1.6, Section 7.1.13,
Section 7.1.16,  Section 7.1.22 (exclusive of the second sentence thereof),  and
Section 7.1.23 inaccurate, incomplete, or misleading and the fact or event so disclosed by the Obligors is not otherwise prohibited by this Agreement or any other Loan Document, then the applicable Schedule referenced in that Section shall be deemed to be amended to include and reflect such disclosed event or fact.

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

         8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to the Lender Group, each Obligor covenants that, unless otherwise consented to by Administrative Agent and Collateral Agent (each acting upon the instruction of the Required Lenders) in writing, it shall:

              8.1.1   Visits  and   Inspections.   Permit   representatives   of
Administrative Agent, Collateral Agent, or any Lender:

         (a) so long as no Event of Default has occurred and is continuing, from time to time, as often as may be reasonably requested, but only during normal business hours; provided, however, that, under this clause (a) (as opposed to under clause (b)), the Obligors only shall be obligated to reimburse Administrative Agent, Collateral Agent, and any Lender for the costs and expenses of one such visit and inspection to any or all the locations of the Obligors in any 3 month period, and

         (b) upon the occurrence and during the continuation of an Event of Default, from time to time without prior notification or request to the Obligors and at any time or times determined by Administrative Agent, Collateral Agent, or such Lender, as the case may be, in its sole discretion; it being understood that the Obligors shall be obligated to reimburse Administrative Agent, Collateral Agent, and any Lender for the costs and expenses of all such visits and inspections performed under this clause (b), to visit and inspect the Properties of the Obligors and each of its Subsidiaries, inspect, audit, and make extracts from its books and records, and discuss with its officers, its employees, and its independent accountants, the Obligors' and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects, and results of operations.

              8.1.2 Notices. Promptly, but in any event no later than 5 days after the date on which the Obligors become aware thereof, notify Administrative Agent (with sufficient copies for each member of the Lender Group) in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete, or misleading in any material respect.

              8.1.3 Financial Statements. Keep, and cause each Subsidiary to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions, and cause to be prepared and furnished to Administrative Agent (with sufficient copies for each member of the Lender Group) the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless the Obligors' independent certified public accountants concur in any change therein and such change is disclosed to Administrative Agent and is consistent with GAAP):

                   (a) promptly upon the Obligors' receipt thereof and in any event not later than 105 days after the close of each fiscal year of the Obligors, unqualified audited financial statements of the Obligors and its Subsidiaries as of the end of such year, on a Consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by the Obligors but acceptable to Administrative Agent (except for a qualification for a change in accounting principles with which the accountant concurs);

                   (b) not later than 45 days after the end of each fiscal quarter hereafter (except for fiscal year end) unaudited interim financial statements of the Obligors and its Subsidiaries as of the end of such quarter and of the portion of the Obligors' financial year then elapsed, on a Consolidated basis, certified by a Responsible Officer of the Obligors as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of the Obligors and their Subsidiaries for such quarter and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                   (c)  not  later  than  30 days  after  the end of each  month hereafter, including the last month of the Obligors' fiscal year, unaudited interim financial statements of the Obligors' and their Subsidiaries as of the end of such month and of the portion of the
         Obligors' financial year then elapsed, on a Consolidated basis, certified by a Responsible Officer of the Obligors as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of the Obligors and their Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                   (d) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements, or reports which the Obligors have made available to its shareholders and copies of any regular, periodic, and special reports or registration statements which the Obligors file with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                   (e) promptly after the filing thereof, copies of any annual report required by ERISA to be filed in connection with each Plan; and

                   (f) such other data and information (financial and otherwise) as Administrative Agent or Collateral Agent, from time to time, reasonably may request, bearing upon or related to the Collateral or the Obligors' and each of their Subsidiaries' financial condition or results of operations.

         As promptly as practicable and in no event later than 240 days after the close of each fiscal year of the Obligors, the Obligors shall forward to Administrative Agent a copy of the accountants' letter to the Obligors'
management that is prepared in connection with the financial statements described in clause (a) of this Section 8.1.3. Concurrently with the delivery of the financial statements described in clause (a) of this Section 8.1.3, the Obligors shall cause to be prepared and shall furnish to Administrative Agent a certificate of the aforesaid certified public accountants certifying to Administrative Agent that, based upon their examination of the financial statements of the Obligors and their Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Administrative Agent, that they are aware that the Lender Group is relying on such financial statements in making its decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (a) and (b) of this Section 8.1.3, or more frequently if requested by Administrative Agent, the Obligors shall cause to be prepared and furnished to Administrative Agent a Compliance Certificate in the form of Exhibit 8.1.3 attached hereto executed by a Responsible Officer.

              8.1.4 Landlord and Storage Agreements. Provide Collateral Agent with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory may, from time to time, be kept.

              8.1.5 Year 2000 Compliance. Take all action necessary to assure that at all times the computer-based systems utilized by the Obligors and each of their Subsidiaries are able to effectively interpret, process and manipulate data, including dates before, on and after October 31, 1999. At Collateral Agent's request, the Obligors shall provide to Collateral Agent assurance reasonably satisfactory to Collateral Agent that the computer-based systems utilized by the Obligors and each of their Subsidiaries are able to recognize and perform without error functions involving dates before, on and after October 31, 1999.

              8.1.6 Projections. No later than 60 days following the end of each fiscal year of the Obligors deliver to the Lender Group Projections of the Obligors for the forthcoming 3 years, year by year, and for the forthcoming fiscal year, month by month.

              8.1.7 Equipment. Make all necessary replacements of and repairs to the Equipment so that the value and operating efficiency thereof shall be maintained and preserved, ordinary depreciation and reasonable wear and tear excepted.

              8.1.8 Taxes. (a) File on a timely basis all federal, state, and local tax returns and other reports it is required by law to file (other than tax returns in respect of taxes that (i) are not franchise, capital, income, or payroll taxes, (ii) are not material individually or in the aggregate, and (iii) if unpaid, would not result in the imposition of any Lien on any Property of any Obligor or any Subsidiary thereof), and (b) pay, or make provision for the payment of, all taxes, assessments, fees, levies, and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies, and charges become are due and payable, unless and to the extent any such taxes, assessments, fees, levies, or charges (exclusive of federal income taxes and payroll taxes) are being actively contested in good faith and by appropriate proceedings, and such Obligor maintains reasonable reserves on its books therefor.

              8.1.9 Compliance with Laws. Comply with the requirements of all applicable laws, rules, regulations, and orders of any governmental authority, including the Fair Labor Standards Act, the Americans With Disabilities Act, and all laws relative to Hazardous Materials, other than laws, rules, regulations, and orders the non-compliance with which, individually or in the aggregate, would not result in and reasonably could not be expected to result in a Material Adverse Change.

              8.1.10 Compliance with Corporate Formalities. Maintain, and cause QFC to maintain, at all times in full force and effect its and their corporate existence and any rights and franchises material to the Obligors' business.

         8.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to the Lender Group, each Obligor, jointly and severally, covenants that, unless Administrative Agent and Collateral Agent (acting upon the written instructions of the Required Lenders) has first consented thereto in writing, it will not:

              8.2.1 Mergers, Consolidations, Acquisitions. Except for Permitted Acquisitions, merge or consolidate, or permit any Subsidiary of the Obligors to merge or consolidate, with any Person, nor acquire, nor permit any of their Subsidiaries to acquire, all or any substantial part of the Properties of any Person; provided, however, so long as no Event of

Default has occurred and is continuing, upon 10 days prior written notice to Collateral Agent, QOC and any Subsidiary of QOC may merge or consolidate with any other Subsidiary of QOC; provided that (i) if any such Subsidiary is a Borrower, such Subsidiary shall be the surviving Person and (ii) Collateral Agent shall have given its written consent to such merger or consolidation (such consent shall not be unreasonably withheld).

              8.2.2 Loans. Make, or permit any Subsidiary of the Obligors to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions, and other similar advances in the ordinary course of business) to any Person in excess of $250,000 in the aggregate for all such loans and other advances to all Persons; provided, however, so long as no Event of Default exists or is continuing or would result therefrom, Borrower may make loans or other advances of money in order to undertake a Permitted Joint Venture in the aggregate maximum principal amount of $1,000,000 at any one time outstanding, provided, (i) Borrower shall have Availability of at least $15,000,000 immediately after giving effect to any such loan or advance of money to such Permitted Joint Venture, and (ii) any such loan or advance of money shall not be made prior to September 30, 1999.

              8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Obligor to create, incur, or suffer to exist, any Indebtedness, except:

                   (a) Obligations owing to the Lender Group;

                   (b) QOC may incur the Subordinated Obligations;

                   (c) QFC may incur the Seller Note Obligations;

                   (d) Each of the relevant Obligors may incur the Earn-Out Obligations specifically identified to them on Schedule E-1;

                   (e) Indebtedness identified on Schedule 8.2.3;

                   (f) Indebtedness of any Subsidiary of Borrower to Borrower;

                   (g) accounts payable to trade creditors and current operating expenses (other than for Money Borrowed) which are not aged more than 120 days from billing date or more than 30 days from the due date, in each case, incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings, and Obligor or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Obligor or such Subsidiary and its independent accountants;

                   (h) Obligations to pay Rentals permitted by Section 8.2.13 hereof;

                   (i) Permitted Purchase Money Indebtedness;

                   (j) Subordinated Debt in amounts and on terms acceptable to the Required Lenders;

                   (k) Indebtedness evidenced by Permitted Interest Rate or Currency Protection Agreements of the Obligors;

                   (l) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                   (m) refinancings, renewals, or extensions of Indebtedness permitted under clause (b) of this Section 8.2.3 so long as the terms and conditions of the refinancing Indebtedness are no less favorable to the Lender Group as determined by the Collateral Agent in its sole discretion;

                   (n) Indebtedness not included in paragraphs (a) through (m) above which does not exceed at any time, in the aggregate, the sum of $250,000; and

                    (o) Guarantees permitted under Section 8.2.18 hereof.

              8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of the Obligors to enter into or be a party to, any transaction with any Affiliate of the Obligors or stockholder, except as set forth on Schedule 8.2.4 and except in the ordinary course of and pursuant to the reasonable requirements of the Obligor's or such Subsidiary's business and upon fair and reasonable terms that are fully disclosed to Administrative Agent and Collateral Agent and are no less favorable to the Obligors than would obtain in a comparable arm's length transaction with a Person not an Affiliate or stockholder of the Obligors or such Subsidiary.

              8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of the Obligors to create or suffer to exist, any Lien upon any of its Property, income, or profits, whether now owned or hereafter acquired, except:

                   (a) Liens at any time granted in favor of Collateral Agent for the benefit of the Lender Group;

                   (b) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in Section 7.1.14 hereof, but only if in Collateral Agent's judgment such Lien does not adversely affect the Lender Group's rights or the priority of Collateral Agent's Lien in the Collateral;

                   (c) Liens arising in the ordinary course of the Obligor's business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of the Obligor or materially impair the use thereof in the operation of the Obligor's business;

                   (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                   (e)  Liens  securing   Indebtedness   of  one  of  Borrower's
         Subsidiaries to Borrower or another such Subsidiary;

                   (f) such other Liens as appear on Schedule 8.2.5 attached hereto;

                   (g) Liens with respect to the AFCOM Acquisition Real Property that are exceptions to the commitments for title insurance issued in connection with the Mortgage, as accepted by Collateral Agent; and

                   (h) such other Liens as both Collateral Agent and Administrative Agent may hereafter approve (in their sole discretion) in writing (including as so approved relative to Permitted Acquisitions).

              8.2.6 Suspension,  etc.; Nature of Business;  Change of Name, etc.
(a) Cause, suffer, or permit any Obligor or any Subsidiary thereof (other than an Immaterial Subsidiary) to be suspended or go out of business or to be liquidated, wound up, or dissolved; (b) make any change in the principal nature of the Obligors' business; and (c) except upon 30 days prior written notice, change the name, FEIN, corporate structure (within the meaning of Section 9-402(7) of the Code), or identity, or add any new fictitious name, of any Obligor or any Subsidiary thereof.

              8.2.7 Distributions. Declare or make, or permit any Subsidiary of Borrower to declare or make, any Distributions; provided, however, that each Subsidiary of QOC may declare and pay Distributions to QOC or to any Subsidiary of QOC that owns the equity Securities of the Subsidiary of QOC that is declaring and paying such Distribution; provided, further, however, so long as no Event of Default exists or is continuing or would result therefrom, QOC may declare and make Distributions

                   (a) to QFC in an aggregate maximum amount not to exceed $2,500,000, provided

                       (i) QFC,  immediately upon receipt thereof,  declares and
                   makes a Distribution to QTI of all amounts received pursuant to clause (a) above,

                       (ii) the  proceeds  of such  Distribution  is used by QTI
                   exclusively to redeem the Warrants,

                       (iii) Borrower has  Availability of at least  $15,000,000
                   immediately after giving effect to any such Distribution, and

                       (iv) any such Distribution is not made prior to September
                   30, 1999, and

                   (b) to QFC, in an amount equal to QFC's regularly scheduled (i.e. not prepayments, whether voluntary or involuntary) payments of principal and interest under the Seller Note Documents, provided

                       (i) the aggregate amount of all such Distributions in any
                   fiscal year does not exceed 50% of the Available Amount, and

                       (ii) Borrower has  Availability  of at least  $10,000,000
                   immediately after giving effect to any such Distribution, and

                   (c) to QFC, in an aggregate monthly amount of $10,000 and in the aggregate maximum amount not to exceed $110,000, provided

                       (i) QFC,  immediately  upon receipt thereof  declares and
                   makes a Distribution to QTI of all amounts received pursuant to clause (c) above, and

                       (ii) the  proceeds of such  Distribution  by QTI are used
                   exclusively to make payments of principal and interest pursuant to that certain promissory note issued by QTI to the sellers in the acquisition documents relative to the acquisition of PCI by QTI, and

                   (d) to QFC, in an aggregate maximum amount not to exceed $375,000, provided

                       (i) QFC,  immediately  upon receipt thereof  declares and
                   makes a Distribution to QTI of all amounts received pursuant to clause (d) above, and

                       (ii) the  proceeds of such  Distribution  are used by QTI
                   exclusively to make payments in respect of any Capitalized Lease Obligations in respect of QTI's lease agreement with General Electric Capital Corporation, and

                   (e) to QFC, in an aggregate maximum amount not to exceed QTI's actual general and administrative expenses incurred solely as a result of QTI's ownership of Borrower and Borrower's Subsidiaries, provided

                       (i) QFC,  immediately  upon receipt thereof  declares and
                   makes a Distribution to QTI of all amounts received pursuant to clause (e) above, and

                       (ii) the proceeds of such Distribution are used exclusively by QTI to make payments of QTI's actual general and administrative expenses incurred solely as a result of QTI's ownership of Borrower and Borrower's Subsidiaries, and

                       (iii) the  proceeds of such  Distribution  is not used by
                   QTI to make a capital contribution, loan, or advance to QFC, nor to make payment on account of QFC's Indebtedness evidenced by the Seller Note Documents, nor to purchase or otherwise acquire the Seller Note Documents.

              8.2.8 Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and their Subsidiaries, exceed the sum of (a) $1,000,000 during any fiscal year of Borrower, and (b) the unused portion of permitted Capital Expenditures under clause (a) for the immediately preceding fiscal year; it being understood that in no event shall Borrower make any Capital Expenditures in excess of $2,000,000 in any fiscal year.

              8.2.9 Disposition of Assets. Sell, lease, or otherwise dispose of any of, or permit any Subsidiary of the Obligors to sell, lease, or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (a) sales of Inventory to buyers in the ordinary course of business or, (b) a transfer of Property to Borrower by a Subsidiary of Borrower or by any Borrower to any other Borrower.

              8.2.10 Stock of Subsidiaries.  Permit any of their Subsidiaries to
(a) issue any additional shares of its capital stock except director's qualifying shares or (b) form or capitalize any new Subsidiary of an Obligor (other than in connection with Permitted Acquisitions).

              8.2.11 Bill-and-Hold Sales, Etc. Except as set forth on Schedule 8.2.11, make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

              8.2.12 Restricted Investment. Except as permitted by Section 8.2.2, make or have, or permit any Subsidiary of any Obligor to make or have, any Restricted Investment.

              8.2.13 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Obligor or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which any Obligor or any of its Subsidiaries is then lessee would exceed $2,250,000 (or such higher amount as both Collateral Agent and Administrative Agent may agree in writing in their sole discretion as a result of a Permitted Acquisition). The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

              8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than any other Obligor or a Subsidiary of any Obligor.

              8.2.15 Equipment. Cause, suffer, or permit any of the Equipment to become affixed to any real Property leased to an Obligor so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Collateral Agent, and the Obligors will not permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority Liens in favor of Collateral Agent.

              8.2.16 Prepayments. Prepay any Indebtedness of the Obligors owing to any Person (other than the Lender Group).

              8.2.17 Preferred Stock. Issue any Preferred Stock other than Permitted Preferred Stock.

              8.2.18 Guarantees. Guarantee or otherwise become in any way liable with respect to the obligations of any third Person except by endorsement of instruments or items of payment for deposit to the account of the Obligors or which are transmitted or turned over to Administrative Agent for the benefit of the Lender Group; provided, however, each of the Obligors may guarantee the Subordinated Obligations so long as any such guarantee is in form and substance satisfactory to Administrative Agent and Collateral Agent; provided, further, however, any Borrower may guarantee or otherwise become liable with respect to the obligations of another Borrower.

              8.2.19 Subordinated Obligations; Earn-Out Obligations.

                   (a) Make, or permit any Subsidiary of an Obligor to make, any payment of principal or interest on any part or all of any Subordinated Obligations (including without limitation its put obligations and repurchase obligations in respect of the "Purchaser Shares" (as such term is defined in the Investors Rights Agreement) under the Investors Rights Agreement) or take any other action or omit to take any other action in respect thereof; provided, however, the Obligors make, and may permit any Subsidiary of an Obligor to (i) make payments of interest and reimbursement of expenses on the Subordinated Obligations provided such payment, action, or omission (as the case may be) is permitted by the terms of the subordination provisions applicable to such Subordinated Obligations (including without limitation its put obligations and repurchase obligations in respect of the "Purchaser Shares" (as such term is defined in the Investors Rights Agreement) under the Investors Rights Agreement); (ii) so long as no Event of Default has occurred and is continuing, make payments in respect of indemnification obligations under the Subordinated Debt Documents, and (iii) exercise the cashless exercise provision described in
Section 7.4(2) of the Note Agreement that forms a portion of the Subordinated Debt Documents; provided, however, that in no event (other than clause (iii) above) shall any Obligor or any Subsidiary of an Obligor prepay, defease, purchase, or acquire any principal amount of the Subordinated Obligations (including without limitation its put obligations and repurchase obligations in respect of the "Purchaser Shares" (as such term is defined in the Investors Rights Agreement) under the Investors Rights Agreement).

                   (b) Make, or permit any Subsidiary of an Obligor to make, any payment of any part or all of any Seller Note Obligations or take any other action or omit to take any other action in respect thereof, unless and to the extent: (i) the payment is made with the proceeds of a Distribution that is permitted by the terms of
Section 8.2.7(b) hereof, (ii) no Event of Default has occurred and is continuing or would result therefrom, and (iii) Administrative Agent has received and reviewed (y) the Obligors' audited financial statements for the fiscal year most recently ended and the unaudited interim financial statements of the Obligors that are required to be delivered hereunder on or before the scheduled date of such payment, (z) the most recently required Projections, and in each case reflect that the Obligors are in compliance with Section 8.3 (after giving effect to such payment), and (aa) with respect to that portion of the Seller Note Obligations representing QFC's potential future Indebtedness in respect of the Earn-Out Obligations, Borrower shall have Availability of at least $10,000,000 immediately after giving effect to any such payment; provided, however, that in no event shall any Obligor or any Subsidiary of an Obligor prepay, defease, purchase, or acquire any principal amount of the Seller Note Obligations.

                   (c) Make, or permit any Subsidiary of an Obligor to make, any payment of any part or all of any other Subordinated Debt or omit to take any action in respect thereof, unless and to the extent: (i) such payment, action, or omission (as the case may be) is permitted by the terms of the subordination provisions applicable to such Subordinated Debt, and (ii) no Event of Default has occurred and is continuing or would result therefrom.

                   (d) Make, or permit any Subsidiary of an Obligor to make, any payment in respect of any part or all of any Earn-Out Obligations, unless and to the extent: (i) no Event of Default has occurred and is continuing or would result therefrom, (ii) Administrative Agent has received and reviewed (y) the Obligors' audited financial statements for the fiscal year most recently ended and the unaudited interim financial statements of the Obligors that are required to be delivered hereunder on or before the scheduled date of such payment, and
(z) the most recently delivered Projections, and in each case reflect that the Obligors are in compliance with Section 8.3 (after giving effect to such payment), (iii) Borrower shall have Availability of at least $10,000,000 immediately after giving effect to any such payment.

              8.2.20 Amendments to Certain Documents. Enter into any amendment, supplement, or modification of: (a) any Subordinated Debt Document; (b) any Seller Note Document; or (c) any Acquisition Documents.

              8.2.21 Indebtedness of QFC. Except for QFC's and QTI's obligations under the Seller Note Documents, guarantee or otherwise become in any way liable with respect to the Seller Note Obligations or create or suffer to exist any Lien upon any of its Property, income, or profits in support of the Seller Note Obligations directly owing by QFC.

              8.2.22 QFC. Permit QFC to (a) guarantee or otherwise become in any way liable with respect to any Indebtedness other than the Obligations, the Seller Note Obligations, (b) own any assets of any kind other that the common stock of the Subsidiaries of QTI, or (c) engage in any business activity whatsoever other than in connection with the foregoing.

              8.2.23 Immaterial Subsidiary. Permit any Immaterial Subsidiary, whether individually or in the aggregate, to (a) own any material assets, or (b) engage in any business activity whatsoever.

         8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to the Lender Group, each Obligor covenants that, unless otherwise consented to by Administrative Agent and Collateral Agent (acting upon the written instructions of the Required Lenders) in writing, it shall:

              8.3.1 Total Funded Debt Coverage Ratio. Maintain a Total Funded Debt Coverage Ratio not greater than 4.75:1.00 with respect to each fiscal quarter ending on or after June 30, 1999 through and including the fiscal quarter ending September 30, 2001, and, with respect to each fiscal quarter ending on or after December 31, 2001, maintain a Total Funded Debt Coverage Ratio not greater than 4.50:1.00.

              8.3.2 Minimum EBITDA. Maintain EBITDA for each of the following fiscal periods of not less than the amount shown below for the period corresponding thereto:


------------------------------------------------------------------------------
                   Fiscal Period             Minimum EBITDA
fiscal quarter ended 6/30/1999                 $3,750,000
------------------------------------------------------------------------------
fiscal quarter ended 9/30/1999                 $4,250,000
------------------------------------------------------------------------------
fiscal quarter ended 12/31/1999                $4,500,000
------------------------------------------------------------------------------
fiscal quarter ended 3/31/2000                 $4,750,000
------------------------------------------------------------------------------
fiscal quarter ended 6/30/2000                 $4,750,000
------------------------------------------------------------------------------
fiscal quarter ended 9/30/2000                 $5,000,000
------------------------------------------------------------------------------
fiscal quarter ended 12/31/2000                $5,000,000
------------------------------------------------------------------------------
fiscal quarter ended 3/31/2001                 $5,250,000
------------------------------------------------------------------------------
fiscal quarter ended 6/30/2001                 $5,250,000
------------------------------------------------------------------------------
fiscal quarter ended 9/30/2001                 $5,500,000
------------------------------------------------------------------------------
fiscal quarter ended 12/31/2001                $5,500,000
------------------------------------------------------------------------------
fiscal quarter ended 3/31/2002                 $6,250,000
------------------------------------------------------------------------------
fiscal quarter ended 6/30/2002                 $6,250,000
------------------------------------------------------------------------------
fiscal quarter ended 9/30/2002                 $6,500,000
------------------------------------------------------------------------------
fiscal  quarter  ended  12/31/2002
and each  fiscal quarter                       $6,500,000
ended thereafter
------------------------------------------------------------------------------


              8.3.3 Senior Debt Coverage Ratio. Maintain a Senior Debt Coverage Ratio not greater than 3.75:1.00 with respect to each fiscal quarter ending on or after June 30, 1999 through and including the fiscal quarter ending September 30, 2001, and, with respect to each fiscal quarter ending on or after December 31, 2001, maintain a Senior Debt Coverage Ratio not greater than 3.50:1.00.

              8.3.4 Minimum Interest Coverage. Maintain an Interest Coverage Ratio not less than 2.10:1.00 with respect to each fiscal quarter ending on or after June 30, 1999 through and including the fiscal quarter ending September 30, 2001, and, with respect to each fiscal quarter ending on or after December 31, 2001, maintain an Interest Coverage not less than 2.35:1:00.

              8.3.5 Inventory Coverage. Maintain an Inventory Turnover as of the end of each month of not greater than 183 days.

SECTION 9. CONDITIONS PRECEDENT TO INITIAL CREDITS

         Any  other  provision  of  this  Agreement  or any of  the  other  Loan
Documents notwithstanding, and without affecting in any manner the rights of Agent or the Lenders under the other sections of this Agreement, Agent and the Lenders shall not be required to make the initial Loan, or issue the initial Letter of Credit Accommodations, under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

         9.1 Documentation. Administrative Agent and Collateral Agent shall have received each of the following Loan Documents, in form and substance satisfactory to Administrative Agent and Collateral Agent and their respective counsel, duly executed, and each such document shall be in full force and effect:

                   (a) the Agreement;

                   (b) the Reaffirmation Agreement;

                   (c) the Revolving Notes;

                   (d) the Term Notes A and the Term Notes B;

                   (e) the Stock Pledge Agreement, together with the shares of capital stock of each Subsidiary of QTI, as well as stock powers with respect thereto endorsed in blank;

                   (f) the Fee Letter;

                   (g) the Trademark Security Agreement;

                   (h) the QFC Guaranty;

                   (i) the QTI Guaranty;

                   (j) the Subordination Agreement;

                   (k) the Suretyship Agreement;

                   (l)  the  Old  Second  Amendment  Fee  Letter   Reaffirmation
         Agreement;

                   (m) such amendment or amendment and restatement of or supplement to the Mortgage as Collateral Agent may require, in form and substance satisfactory to Collateral Agent; and such amendments of or endorsements to the title insurance policy in respect of the AFCOM Acquisition Real Property, together with such certificates or other documents as the title insurance company may reasonably require in respect of such amendments or endorsements; and

                   (n) such Collateral Access Agreements as Administrative Agent or Collateral Agent may require.

         9.2 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

         9.3 Certificates of Title. Collateral Agent shall have received duly executed certificates of title with respect to that portion of the Collateral that is subject to certificates of title.

         9.4 Approvals and Consents. The Obligors shall have received all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections, and franchises necessary for the consummation of the transactions contemplated by the Loan Documents.

         9.5 Certified Documents of the Obligors. On or before the Closing Date, each Obligor shall have delivered to Administrative Agent copies of the following documents, duly certified, or the following certificates, as applicable:

                   (a) Resolutions of the Board of Directors of such Obligor authorizing (i) the execution, deliver, and performance of the Loan Documents to which such Obligor is a party, (ii) the consummation of the transactions contemplated by the Loan Documents to which such Obligor is a party, and (iii) all other actions to be taken by such Obligor in connection with the Loan Documents to which Obligor is a party;

                   (b) A  certificate,  signed by the  Secretary or an Assistant
              Secretary of such Obligor, dated as of the Closing Date, as to (i) the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute the Loan Documents to which such Obligor is a party on behalf of such Obligor, together with evidence of the incumbency of such Secretary or Assistant Secretary, and (ii) the authenticity and completeness of the certificate or articles of incorporation and by-laws of such Obligor; and

                   (c) Certificates of status or good standing of such Obligor from the Secretary of State of its organization, dated within 15 days of the Closing Date, and of each state or other jurisdiction in which such Obligor is qualified to do business, dated within 15 days of the Closing Date.

         9.6 [Intentionally Omitted]

         9.7  Confirmation  Searches.   Collateral  Agent  shall  have  received
searches reflecting the filing of its financing statements and/or fixture filings with respect to the Obligors.

         9.8 Opinion of Counsel. The Lender Group shall have received from counsel for the Obligors a legal opinion in form and substance satisfactory to Collateral Agent and its counsel.

         9.9 Pay-Off Letter and UCC Termination Statements, Etc. (1) Each Existing Lender shall have executed and delivered a Pay-Off Letter, which shall be in full force and effect, together with original share certificates evidencing the capital stock of the relevant Borrower, and UCC termination statements, mortgage releases, and other documentation evidencing the termination of its Liens on the Properties or capital stock, as the case may be, of Borrower, and (2) a certificate of an authorized officer of Borrower, together with supporting evidence satisfactory to Administrative Agent and Collateral Agent, that the tax Lien filed by the State of Illinois does not relate to ATPI or its assets.

         9.10 Projections The Lender Group shall have received Projections of the Obligors for the forthcoming 3 years, year by year, and for the current fiscal year, month by month in form and substance satisfactory to the Lender Group.

         9.11 Closing Date. The Closing Date shall occur on or before June 30, 1999.

         9.12 Availability. Administrative Agent shall have determined that immediately after the Lender Group has made the initial Loans, and all closing fees, costs, and expenses incurred in connection with the transactions contemplated hereby and the Fee Letter, Availability shall not be less than $15,000,000, provided that Borrower's trade payables are at a level and are aged consistent with the historical practices of Borrower (inclusive of CAPFI, ATPI, ATPG, ATPM, and the Olympic Acquisition).

         9.13 No Litigation. No action proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed in writing before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

         9.14 Acquisitions. Administrative Agent and Collateral Agent shall have received and reviewed copies, certified as true, correct, and complete by an appropriate officer of the Obligors, of each of the Acquisition Documents, the form and substance of which shall be reasonably satisfactory to Administrative Agent and Collateral Agent. Each of the Acquisitions shall have been or shall be consummated substantially in accordance with the terms of the applicable Acquisition Documents. Administrative Agent and Collateral Agent shall have received evidence, satisfactory to Administrative Agent and Collateral Agent, that each Acquisition has been or shall be consummated in accordance with all applicable laws, including laws respecting bulk transfer of assets and the
Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended. Administrative Agent and Collateral Agent shall have received and reviewed a copy of the opinion letter of counsel to each of CAPFI, Olympic, and ATPI delivered pursuant to the Acquisition Documents related thereto, the form and substance of which shall be reasonably satisfactory to Administrative Agent and Collateral Agent, that either (i) is addressed to Administrative Agent and Collateral Agent for the benefit of the Lender Group, or (ii) is accompanied by a letter from such counsel in favor of Administrative Agent and Collateral

Agent for the benefit of the Lender Group, in form and substance satisfactory to Administrative Agent and Collateral Agent, permitting Administrative Agent and Collateral Agent to rely on such opinion.

         9.15 Subordinated Debt Documents. QOC shall have executed and delivered the Subordinated Debt Documents, which shall be in form and substance satisfactory to the Lender Group. Administrative Agent shall have received a certificate of the Secretary of QTI, dated as of the Closing Date, certifying to a true, correct, and complete copy of each of the material Subordinated Debt Documents. The Subordinated Debt Documents shall be in full force and effect, and no material term or condition thereof shall have been amended, modified, or waived except with the prior written consent of Administrative Agent. Administrative Agent and Collateral Agent shall have received evidence satisfactory to the Lender Group of the issuance and sale by QOC of notes evidencing the Subordinated Obligations in an aggregate amount not less than $20,000,000 pursuant to the Subordinated Debt Documents.

         9.16 Seller Note Documents. Sellers and QFC shall have executed and delivered the Seller Note Documents, which shall be in form and substance satisfactory to the Lender Group. Administrative Agent shall have received a certificate of the Secretary of QFC, dated as of the Closing Date, certifying to a true and correct copy of each of the material Seller Note Documents. The Seller Note Documents shall be in full force and effect, and no material term or condition thereof shall have been amended, modified, or waived without the express written consent of Administrative Agent. Administrative Agent and Collateral Agent shall have received evidence satisfactory to the Lender Group of the issuance and sale by QFC of notes evidencing the Seller Note Obligations in an amount not more than $5,000,000 pursuant to the Seller Note Documents.

         9.17 Audits, Appraisals, and Valuations. Collateral Agent shall have received collateral audits, appraisals and valuations of the books and records and tangible and intangible Property and assets of the Obligors, and the results shall be acceptable to the Lender Group in its sole discretion.

         9.18 [Intentionally Omitted]

         9.19 Pro Forma Balance Sheet. The Lender Group shall have received the Obligors' Pro Forma Balance Sheet, which shall be satisfactory to the Lender Group in its sole discretion.

         9.20 Contribution Agreements. The Lender Group shall have received a true and correct copy of each Contribution Agreement, duly certified by the Secretary of QTI, the form and substance of which shall be satisfactory to the Lender Group. The Lender Group shall have received such other evidence as it shall reasonably require that each Contribution Agreement has been duly executed and delivered by and to the appropriate parties thereto and the transactions contemplated thereunder have been consummated.

SECTION 9A.          CONDITIONS PRECEDENT TO ALL CREDITS

         Any other provision of this Agreement or any of the other Loan Documents notwithstanding, and without affecting in any manner the rights of the Lender Group under the other sections of this Agreement, the Lender Group shall not be required to make any Loans or Letter of Credit Accommodations under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

         9A.1 No Default. No Default or Event of Default shall exist.

         9A.2 Representations and Warranties. The representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date of such Loan (except to the extent that such representations and warranties relate solely to an earlier date).

         9A.3 Adverse Changes. No Material Adverse Change shall have occurred with respect to the Obligors.

         9A.4 Injunctions. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the extension of such credit shall have been issued and remain in force by any governmental authority against any Obligor, the Lender Group, or any of their Affiliates.

SECTION 10.          EVENTS OF DEFAULT, RIGHTS AND REMEDIES ON DEFAULT

         10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

              10.1.1 [Intentionally Omitted]

              10.1.2 Payment of Obligations. Borrower shall fail to pay any of the Obligations on or before the due date thereof (whether due at stated maturity, on demand, upon acceleration, or otherwise).

              10.1.3 Misrepresentations. Any representation, warranty, or other statement made or furnished to Agent or any Lender by or on behalf of an Obligor in this Agreement, any of the other Loan Documents, or any instrument, certificate, or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2 hereof.

              10.1.4 Breach of Specific Covenants. The Obligors shall fail or neglect to perform, keep, or observe any covenant contained in Sections 5.2, 6.1.1, 6.2, 8.1.1, 8.1.3, 8.2 or 8.3 hereof on the date that the Obligors are required to perform, keep or observe such covenant; provided, however, that, so long as Availability exceeds $1,500,000, with respect to Borrower's obligation under Section 6.2.1 to deliver to Administrative Agent a Borrowing Base Certificate not later than 9:00 a.m. (New York time) on the 2nd Business Day of each week, Borrower shall be permitted with respect to not more than 1 week in any consecutive 3 month period to deliver the relevant Borrowing Base Certificate as late as 9:00 a.m. (New York time) on the 4th Business Day of such week without such late delivery constituting an Event of Default under this
Section 10.1.4.

              10.1.5 Breach of Other Covenants. The Obligors shall fail or neglect to perform, keep, or observe any covenant contained in this Agreement (other than a covenant that is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to the Required Lenders' satisfaction within 20 days after the sooner to occur of Obligors' receipt of notice of such breach from Collateral Agent or the date on which such failure or neglect first becomes known to any officer of the Obligors.

              10.1.6 Default Under Loan Documents/ Subordinated Debt Documents/Seller Note Documents/Acquisition Documents. Any event of default shall occur under, or any Obligor shall default in the performance or observance of any term, covenant, condition, or agreement contained in, any of the other Loan Documents, the Subordinated Debt Documents, the Seller Note Documents, or the Acquisition Documents and such default shall continue beyond any applicable grace period.

              10.1.7 Other Defaults. There shall occur any default or event of default on the part of any Obligor under any agreement, document, or instrument to which such Obligor is a party or by which such Obligor or any of its Property is bound, creating or relating to any Indebtedness (other than the Obligations) in excess of $100,000 if the payment or maturity of such Indebtedness is accelerated in consequence of such event of default or demand for payment of such Indebtedness is made.

              10.1.8 Uninsured Losses. Any loss, theft, damage, or destruction of any of the Collateral not fully covered (subject to such deductibles as Collateral Agent shall have permitted) by insurance in excess of $500,000.

              10.1.9 Adverse Changes. There shall occur any Material Adverse Change.

              10.1.10 Insolvency and Related Proceedings. The Obligors (taken as a whole) shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian, or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Obligor or under the Bankruptcy Code (if against any Obligor, the continuation of such proceeding for more than 45 days), or any Obligor shall make any offer of settlement, extension, or composition to their respective unsecured creditors generally.

              10.1.11 Business Disruption, Condemnation. There shall occur a cessation of a substantial part of the business of any Obligor or any Subsidiary thereof (other than an Immaterial Subsidiary) for a period which significantly affects such Obligor's or such Subsidiary's capacity to continue its business, on a profitable basis, or any Obligor or any Subsidiary thereof (other than an Immaterial Subsidiary) shall suffer the loss or revocation of any material Permit now held or hereafter acquired by such Obligor or such Subsidiary that is necessary to the continued or lawful operation of its business, or any Obligor or any Subsidiary thereof (other than an Immaterial Subsidiary) shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs, or any material lease or agreement pursuant to which any Obligor or any Subsidiary thereof (other than an Immaterial Subsidiary) leases, uses or occupies any

Property shall be canceled or terminated prior to the expiration of its stated term, or any material part of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation.

              10.1.12 Change of Control or Ownership. (a) a "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), other than the Permitted Holders, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of more than 35% of the total voting power of all classes of Voting Stock then outstanding of QTI entitled to vote in the election of directors; provided, however, that there shall not be a "Change of Control" if the shareholders of a Person receive consideration in the form of common stock of QTI pursuant to the acquisition of the stock of such Person by the Obligors and their ownership of QTI in consequence thereof exceeds 35% of the issued and outstanding capital Stock of QTI so long as their ownership of QTI does not exceed 49% of the issued and outstanding capital Stock of QTI; or (b) a majority of the members of the board of directors of QTI shall not be Continuing Directors; or (c) QTI shall cease to own and control, directly or indirectly, 100% of the issued and outstanding Voting Stock of each Obligor other than QTI; or (d) any third party Person successfully nominates, or has the ability to nominate, a majority of the members of the board of directors of QTI, or (e) the Polimeni Parties shall cease to own and control, directly and of record, at least 5% (calculated on a fully diluted basis) of the issued and outstanding capital Stock of QTI; or (f) Mr. Dominic A. Polimeni shall cease to be the Chairman and Chief Executive Officer of QTI (other than by reason of death or disability); provided, however, that the cessation of such Person to be so employed shall not constitute a "Change of Control" if, within a period of 90 days after the first date of such cessation, the Board of Directors of the applicable Obligor appoints a successor to such Person and such successor is reasonably satisfactory to the Required Lenders and such successor agrees to so serve in that position; or (g) a "Change in Control" (as defined in the Subordinated Debt Documents) shall have occurred and be continuing.

              10.1.13 ERISA. A Reportable Event shall occur which Administrative Agent and Collateral Agent determine in good faith to be reasonably likely to constitute grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if the Obligors, or any Subsidiary of the Obligors, is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Obligors', or such Subsidiary's, complete or partial withdrawal from such Plan.

              10.1.14 Challenge to Agreement. The Obligors, or any Subsidiary of the Obligors, or any Affiliate of any of them, shall challenge or contest in any action, suit, or proceeding the validity or enforceability of this Agreement, any of the other Loan Documents, the Subordinated Debt Documents, the Seller Note Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Collateral Agent for the benefit of the Lender Group.

              10.1.15 [intentionally omitted].

              10.1.16 Criminal Forfeiture. The Obligors, or any Subsidiary of the Obligors, shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of the Obligors, or any Subsidiary of the Obligors.

              10.1.17 Judgments. If one or more judgments or other claims involving an aggregate amount of $500,000, or more, and not fully covered by insurance, becomes a Lien or encumbrance upon any material portion of the Properties of any Obligor and its Subsidiaries, taken as a whole, and the Lien or encumbrance is not released, discharged, or bonded against before the earlier of 30 days of the date it first arises or 5 days of the date when such property or asset is subject to being forfeited; provided, however, that during such period Administrative Agent shall be entitled to create and maintain (and Collateral Agent shall be entitled to cause Administrative Agent to create and maintain) a reserve against the Borrowing Base in an amount sufficient to discharge such Lien or encumbrance and any and all penalties or interest payable in connection therewith.

         10.2 Acceleration of the Obligations. Without in any way limiting the right of Administrative Agent (acting on the instructions of the Required Lenders) to demand payment of any portion of the Obligations payable on demand in accordance with Section 3.2 hereof, upon or at any time after the occurrence and during the continuance of an Event of Default, all or any portion of the Obligations shall, at the option of Administrative Agent (acting upon the instructions of the Required Lenders) and without presentment, demand, protest, or further notice by the Lender Group, become at once due and payable, and the Obligors forthwith shall pay to Administrative Agent for the benefit of the Lender Group the full amount of such Obligations; provided that upon the occurrence of an Event of Default specified in Section 10.1.10 hereof, all of the Obligations shall become automatically due and payable without declaration, notice, or demand by the Lender Group.

         10.3 Other Remedies. Upon and after the occurrence and during the continuance of an Event of Default, the Lender Group shall have and Collateral Agent, as the case may be, may exercise from time to time the following rights and remedies:

              10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which the Lender Group may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

              10.3.2 The right to take immediate possession of the Collateral and to (a) require the Obligors to assemble the Collateral, at the Obligors' expense, and make it available to Collateral Agent at a place designated by Collateral Agent which is reasonably convenient to both parties, and (b) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of an Obligor, such Obligor agrees not to charge the Lender Group for storage thereof).

              10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Collateral Agent, in its sole discretion, may deem advisable. The Obligors agree that 10 days written notice to the Obligors of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Collateral Agent may designate in said notice. Collateral Agent shall have the right to conduct such sales on the Obligors' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Collateral Agent shall have the right to sell, lease, or otherwise dispose of the Collateral, or any part thereof, for cash, credit, or any combination thereof, and Collateral Agent on behalf of the Lender Group may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 5 days for collection, (a) first, to the costs, expenses, and attorneys fees incurred by the Collateral Agent in collecting the Obligations, in enforcing the rights of the Lender Group under the Loan
Documents, and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling, and delivering any Collateral, and (b) second, in accordance with the provisions of Section 3.2.6(b). If any deficiency shall arise, Borrower shall remain jointly and severally liable to the Lender Group therefor. If there shall arise any surplus, it shall be distributed in accordance with all applicable laws and regulations.

              10.3.4 Collateral Agent is hereby granted a license or other right to use, without charge, the Obligors' labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, and advertising matter, or any Property of a similar nature as it pertains to the Collateral, in advertising for sale and selling any Collateral and the Obligors' rights under all licenses and all franchise agreements shall inure to Collateral Agent's benefit.

              10.3.5 Administrative Agent may, at its option, require Borrower to deposit with Administrative Agent funds equal to the LC Exposure and, if Borrower fails to promptly make such deposit, Administrative Agent may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Any such deposit or advance shall be held by Administrative Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

         10.4  Remedies  Cumulative,  No  Waiver.  All  covenants,   conditions,
provisions, warranties, guaranties, indemnities, and other undertakings of the Obligors contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or contained in any other agreement between the Lender Group and the Obligors, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of the Obligors contained herein. The failure or delay of the Lender Group to require strict performance by the Obligors of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers, and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from the Obligors to Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants, and representations of the Obligors contained in this Agreement or any of the other Loan Documents, and no Event of Default by the Obligors under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by the Lender Group, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by duly authorized representative of Administrative Agent and Collateral Agent (in each case, acting on written instructions of the Required Lenders) and directed to the Obligors.


SECTION 11.          THE AGENTS

         11.1 Appointment Powers and Immunities; Delegation of Duties; Liability of Agents

              11.1.1 Each member of the Lender Group hereby designates and appoints Administrative Agent as its administrative agent under this Agreement and the other Loan Documents and Collateral Agent as its collateral agent under this Agreement and the other Loan Documents. Each member of the Lender Group hereby irrevocably authorizes each such Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Each such Agent agrees to act as such on the express conditions contained in this Article 11. The provisions of this Article 11 are solely for the benefit of the Administrative Agent, Collateral Agent, and the Lenders. The Obligors shall have no rights as a third party beneficiary of any of the provisions contained herein; provided, however, that certain of the provisions of Section 11.13 hereof also shall be for the benefit of the Obligors. Any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document notwithstanding, each such Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall each such Agent have or be deemed to have any fiduciary relationship with any other member of the Lender Group, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against each such Agent; it being expressly understood and agreed that the use of the word "Agent" is for convenience only and that each such Agent is merely the representative of the other members of the Lender Group, and has only the contractual duties set forth in this Agreement and the other Loan Documents. Except as expressly otherwise provided in this Agreement, each such Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which such Agent is expressly entitled to take or assert under or pursuant to this Agreement and the other Loan Documents. No member of the Lender Group shall have any right of action whatsoever against each such Agent as a result of such Agent acting or refraining from acting hereunder pursuant to such discretion and any action taken or failure to act pursuant to such discretion shall be binding on the Lender Group. Without limiting the generality of the foregoing, or of any other provision of the Loan Documents that provides rights or powers to Administrative Agent or Collateral Agent, each of the members of the Lender Group agree that, as long as this Agreement remains in effect: (a)
(i) Administrative Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of
the   Obligations,   the   Revolving   Credit   Loans,   the

Letter of Credit Accommodations, the Term Loans, the Collections, and related matters, and (ii) Collateral Agent shall have the right to maintain, in accordance with its customary business practices, ledgers and records reflecting the status of the Collateral and related matters; (b) Collateral Agent shall have the right to execute or file any and all financing or similar statements or notices, amendments, renewals, supplements, documents, instruments, proofs of claim, notices and other written agreements with respect to the Loan Documents;
(c) Administrative Agent shall have the right to make the Revolving Credit Loans and the Letter of Credit Accommodations, for itself or on behalf of the applicable Lenders as provided in the Loan Documents; (d) Administrative Agent shall have the right to exclusively receive, apply, and distribute the Collections as provided in the Loan Documents; (e) Administrative Agent shall have the right to open and maintain such bank accounts and lock boxes as Administrative Agent deems necessary and appropriate in accordance with the Loan Documents for the foregoing purposes with respect to the Collections and, on behalf of Collateral Agent, the Collateral; (f) (i) Administrative Agent shall have the right to perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Obligors, the Obligations, the Collections, or otherwise related to any of same as provided in the Loan Documents, and (ii) Collateral Agent shall have the right to perform, exercise, and enforce any and all other rights and remedies of the Lender Group with respect to the Obligors, the Obligations, the Collateral, or otherwise related to any of same as provided in the Loan Documents; and (g) Administrative Agent and Collateral Agent each shall have the right to incur and pay such fees, charges, and expenses under the Loan Documents as such Agent reasonably may deem necessary or appropriate for the performance and fulfillment of its functions and powers pursuant to the Loan Documents. Administrative Agent may deem and treat the payee of any Obligation as the holder thereof for all purposes of the Loan Documents unless and until a notice of the assignment or transfer of such Obligation shall have been filed with Administrative Agent. Each member of the Lender Group further consents to (y) the execution, delivery, and performance by Administrative Agent or Collateral Agent of each Loan Document entered into by such Agent on behalf of the Lender Group as contemplated by this Agreement, and
(z) the terms of such Loan Documents.

              11.1.2 Except as otherwise provided in this section, each of Administrative Agent and Collateral Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Each of Administrative Agent and Collateral Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made in compliance with this section and without gross negligence or willful misconduct.

              11.1.3 None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any members of the Lender Group for any recital, statement, representation or warranty made by an Obligor or any Subsidiary or Affiliate of an Obligor, or any officer or director thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Administrative Agent or Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan

Document, or for any failure of an Obligor or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any member of the Lender Group to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of an Obligor or any of such Obligor's Subsidiaries or Affiliates.

              11.2 Reliance by Agent. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person, and upon advice and statements of legal counsel (including counsel to the Obligors or counsel to any member of the Lender Group), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it first shall receive such advice or concurrence of the Lenders as it deems appropriate and until such instructions are received, such Agent shall act, or refrain from acting, as it deems advisable. If any Agent so requests, it first shall be indemnified to its reasonable satisfaction by the Lender Group against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent in all cases shall be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Lender Group and such request and any action taken or failure to act pursuant thereto shall be binding upon all members of the Lender Group.

              11.3 Defaults. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest, fees, and expenses required to be paid to Administrative Agent for the account of the Lender Group, except with respect to Events of Default of which Administrative Agent has actual knowledge, and unless Administrative Agent shall have received written notice from a Lender or an Obligor referring to this Agreement, describing such Default or Event of Default, and stating that such notice is a "Notice of Default." Administrative Agent promptly will notify the Lender Group of its receipt of any such notice or of any Event of Default of which Administrative Agent has actual knowledge. If any Lender obtains actual knowledge of any Event of Default, such Lender promptly shall notify the other Lenders and each Agent of such Event of Default. Each Lender shall be solely responsible for giving any notices to its Participants, if any. Subject to Sections 11.2 and 11.7, each Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 10; provided, however, that unless and until such Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

              11.4 Rights as a Lender. (a) With respect to its Commitments and the Loans made by it, Congress Financial Corporation (Florida) (and any successor acting as Administrative Agent, if any, as permitted by Section 11.8(a) hereof) in its capacity as a Lender under the Loan Documents shall have the same rights, privileges and powers under the Loan Documents as any other Lender and may exercise the same as though it were not acting as

Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Administrative Agent in its individual capacity. Congress Financial Corporation (Florida) (and any successor acting as Administrative Agent) and its affiliates may (without having to account for the same to any member of the Lender Group) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as Administrative Agent, and Congress Financial Corporation (Florida) (and its successors) and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lender Group.

         (b) With respect to its Commitments and the Loans made by it, Ableco Finance LLC (and any successor acting as Collateral Agent, if any, as permitted by Section 11.8(b) hereof) in its capacity as a Lender under the Loan Documents shall have the same rights, privileges and powers under the Loan Documents as any other Lender and may exercise the same as though it were not acting as Collateral Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Collateral Agent in its individual capacity. Ableco Finance LLC (and any successor acting as Collateral Agent) and its affiliates may (without having to account for the same to any member of the Lender Group) accept deposits from, lend money to, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as Collateral Agent, and Ableco Finance LLC and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lender Group.

         11.5 Costs and Expenses; Indemnification. Each Agent may incur and pay fees, costs, and expenses under the Loan Documents to the extent such Agent deems reasonably necessary or appropriate for the performance and fulfillment of its functions, powers, and obligations pursuant to the Loan Documents, including without limiting the generality of the foregoing, court costs, reasonable attorneys fees and expenses, costs of collection by outside collection agencies and auctioneer fees and costs of security guards or insurance premiums paid to maintain the Collateral, whether or not the Obligors are obligated to reimburse the Lender Group for such expenses pursuant to the Loan Agreement or otherwise. Each Lender hereby agrees that it is and shall be obligated to pay to or reimburse Agent for the amount of such Lender's Pro Rata Share thereof (in accordance with its Total Commitments). Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (without limiting the obligation of the Obligors to do
so), according to their Pro Rata Shares (in accordance with their respective Total Commitments), from and against any and all Indemnified Liabilities (including without limitation Indemnified Liabilities arising under any Environmental Law as provided in Section 12.2); provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse Administrative Agent or Collateral Agent, as the case may be, upon demand for such Lender's ratable share of any costs or out-of-pocket expenses (including attorneys fees and expenses) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein . The undertaking in this section shall survive the payment of all Obligations hereunder and the resignation or replacement of any Agent.

         11.6 Nonreliance on Agent and Other Lenders. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by any Agent hereinafter taken, including any review of the affairs or Property of the Obligors and their Subsidiaries or Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Property, financial and other condition and creditworthiness of the Obligors and any other Person (other than the Lender Group) party to a Loan Document, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Obligors and any other Person (other than the Lender Group) party to a Loan Document. Except for notices, reports and other documents expressly herein required to be furnished to the Lender Group by Agent, no Agent shall have any duty or responsibility to provide any member of the Lender Group with any credit or other information concerning the business, prospects, operations, Property, financial and other condition or creditworthiness of the Obligors and any other Person party to a Loan Document that may come into the possession of any of the Agent-Related Persons.

         11.7 Failure to Act. Except for action expressly required of any Agent under the Loan Documents, such Agent shall in all cases be fully justified in failing or refusing to act under any Loan Document unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.5 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

         11.8 Resignation of Agent. (a) Subject to the appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by notice to the Lender Group and the Obligors. Upon any such resignation, Required Lenders, in consultation with the Obligors, shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been appointed by Required Lenders and have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent may, in consultation with the Obligors, on behalf of Lenders, appoint a successor  Administrative  Agent.  Upon the  acceptance  of any  appointment  as
Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, remedies, powers, privileges, duties and obligations of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations, under the Loan Documents. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         (b) Subject to the appointment and acceptance of a successor Collateral Agent as provided below, Collateral Agent may resign at any time by notice to the Lender Group and the Obligors. Upon any such resignation, Required Lenders, in consultation with the Obligors, shall have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been appointed by Required Lenders and have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation, then the retiring Collateral Agent may, in consultation with the Obligors, on behalf of Lenders, appoint a successor Collateral Agent. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, remedies, powers, privileges, duties and obligations of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations, under the Loan Documents. After any retiring Collateral Agent's resignation as Collateral Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

         11.9 Collateral Sub-Agents. Each member of the Lender Group by its execution and delivery of this Agreement agrees that, in the event it shall hold any monies or other investments on account of the Obligors, such monies or other investments shall be held in the name and under the control of such member of the Lender Group, and such member of the Lender Group shall hold such monies or other investments as a collateral sub-agent for Collateral Agent under this Agreement and the other Loan Documents. Each Obligor by its execution and delivery of this Agreement hereby consents to the foregoing.

         11.10 Communications by the Obligors. Except as otherwise provided in this Agreement, the Obligors' communications with respect to the Loan Documents shall be with Administrative Agent or Collateral Agent, as the case may be, and the Obligors shall not be under any obligation to communicate directly with the Lenders.

         11.11 Collateral Matters.

                   (a) The Lenders hereby irrevocably authorize Collateral Agent, at its option and in its sole discretion, to release any Lien on any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrower of all Obligations; (ii) constituting property being sold or disposed of if a release is required or desirable in connection therewith and if an Obligor certifies in writing to Collateral Agent that the sale or disposition is permitted under this Agreement or the other Loan Documents (and Collateral Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which an Obligor owned no interest at the time the security interest was granted or at any time thereafter; (iv) constituting property leased to an Obligor under a lease that has expired or is terminated in a transaction permitted under this Agreement, or (v) which, in the aggregate with all other dispositions of Equipment, has a fair market value or book value, whichever is less, of $500,000 or less. Except as provided above or expressly provided in any other Loan Document, Collateral Agent will not execute and deliver a release of any Lien on any Collateral without the prior written authorization of all of the Lenders. Upon request by Collateral Agent or the Obligors at any time, Administrative Agent and the Lenders will confirm in writing Collateral Agent's authority to release any such Liens on particular types or items of Collateral pursuant to this Section 11.11; provided, however, that (1) Collateral Agent shall not be required to execute any document necessary to evidence such release on terms that, in Collateral Agent's opinion, would expose Collateral Agent to liability or create any obligation or entail any consequence other than the release of such Lien without recourse, representation, or warranty, and (2) such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Obligors in respect of) all interests retained by the Obligors, including, the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                   (b) Collateral Agent shall have no obligation whatsoever to any other member of the Lender Group to assure that the Collateral exists or is owned by an Obligor or is cared for, protected, or insured or has been encumbered, or that the Collateral Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected, or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Collateral Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, subject to the terms and conditions contained herein, Collateral Agent may act in any manner it may deem appropriate, in its sole discretion given Collateral Agent's own interest in the Collateral in its capacity as one of the Lenders and that Collateral Agent shall have no other duty or liability whatsoever to any other member of the Lender Group as to any of the foregoing, except as otherwise provided herein.

         11.12 Restrictions on Actions by Administrative Agent and the Lenders; Sharing of Payments (a) Administrative Agent and each of the Lenders agrees that it shall not, without the express consent of Collateral Agent, and that it shall, to the extent it is lawfully entitled to do so, upon the request of Administrative Agent and Collateral Agent, set off against the Obligations, any amounts owing by such member of the Lender Group to an Obligor or any accounts of an Obligor now or hereafter maintained with such member of the Lender Group. Administrative Agent and each of the Lenders further agrees that it shall not, unless specifically requested to do so by Collateral Agent , take or cause to be taken any action, including, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral the purpose of which is, or could be, to give such member of the Lender group any preference or priority against the other members of the Lender group with respect to the Collateral.

         (b) Subject to Section 11.4, if, at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from Administrative Agent pursuant to the terms of this Agreement, or (ii) payments from Administrative Agent in excess of such Lender's ratable portion of all such distributions by
Administrative Agent, such Lender promptly shall turn the same over to Administrative Agent, in kind, and with such endorsements as may be required to negotiate the same to Administrative Agent, or in same day funds, as applicable, for the account of the Lender Group and for apportionment and application to the Obligations in accordance with Section 3.2.6 hereof.

         11.13 Withholding Tax. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the IRC and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the IRC, such Lender agrees with and in favor of Administrative Agent and Borrower, to deliver to Administrative Agent and Borrower:


         (i) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

         (ii) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

         (iii) such other form or forms as may be required under the IRC or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees promptly to notify Administrative Agent and Borrower of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

         (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to notify Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of Borrower to such Lender. To the extent of such percentage amount, Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

         (c) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with Administrative Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the IRC.

         (d) If any Lender is entitled to a reduction in the applicable withholding tax, Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by clause (a) of this Section are not delivered to Administrative Agent, then Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

         (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify Administrative Agent fully for all amounts paid, directly or indirectly, by Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to Administrative Agent under this Section, together with all costs and expenses (including attorneys fees and expenses). The obligation of the Lenders under this Section shall survive the payment of all Obligations and the resignation or replacement of Administrative Agent.

         11.14 Several Obligations; No Liability. Notwithstanding that certain of the Loan Documents now or hereafter may have been or will be executed only by or in favor of an Agent in its capacity as such, and not by or in favor of the Lenders, any and all obligations on the part of Administrative Agent (if any) to make any credit available hereunder shall constitute the several (and not joint) obligations of the respective Lenders on a ratable basis, according to their respective Commitments, to make an amount of such credit not to exceed, in principal amount, at any one time outstanding, the amount of their respective Commitments. Nothing contained herein shall confer upon any member of the Lender Group any interest in, or subject any member of the Lender Group to any liability for, or in respect of, the business, assets, profits, losses, or liabilities of any other member of the Lender Group. Each Lender shall be solely responsible for notifying its Participants of any matters relating to the Loan Documents to the extent any such notice may be required, and no member of the Lender Group shall have any obligation, duty, or liability to any Participant of any other Lender. Except as provided in Section 11.5, no Agent or any Lender shall have any liability for the acts of the other Agent or any other Lender. No Lender shall be responsible to Borrower or any other Person for any failure by any other Lender to fulfill its obligations to make credit available hereunder, nor to advance for it or on its behalf in connection with its Commitment, nor to take any other action on its behalf hereunder or in connection with the financing contemplated herein.

SECTION 12.          MISCELLANEOUS

         12.1 Power of Attorney. Each Obligor hereby irrevocably designates, makes, constitutes, and appoints Collateral Agent (and all Persons designated by Collateral Agent) as such Obligor's true and lawful attorney (and agent-in-fact), and Collateral Agent, or Collateral Agent's agent, may, without notice to such Obligor and in either such Obligor's or Collateral Agent's name, but at the cost and expense of Borrower:

                   12.1.1 At such time or times upon or after the occurrence and during the continuance of an Event of Default as Collateral Agent or said agent (including Administrative Agent), in its sole discretion, may determine, endorse the applicable Obligor's name on any checks, notes, acceptances, drafts, money orders, or any other evidence of payment or proceeds of the Collateral which come into the possession of the Lender Group or under the Lender Group's control and shall deposit such item of payment into the Dominion Account or credit the amount thereof (in accordance with the provisions of this Agreement) to the Obligations.

                   12.1.2 At such time or times upon and after the occurrence and during the continuance of an Event of Default as Collateral Agent or its agent, in its sole discretion, may determine: (a) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of the Borrower's rights and remedies with respect to the collection of the Accounts, (b) settle, adjust, compromise, discharge, or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral, (c) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts, and at such time or times as Collateral Agent deems advisable, (d) take control, in any manner, of any item of payment or proceeds relating to any Collateral, (e) prepare, file, and sign the Obligors' names to a proof of claim in bankruptcy or similar document against any Account Debtor, or to any notice of lien, assignment, or satisfaction of lien or similar document in connection with any of the Collateral, (f) receive, open and dispose of all mail addressed to the Obligors, and notify postal authorities to change the address for delivery thereof to such address as Collateral Agent may designate, (g) endorse the name of the applicable Obligor upon any of the items of payment or proceeds relating to any Collateral, and deposit the same to the account of Collateral Agent on account of the Obligations, (h) endorse the name of the applicable Obligor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document, or agreement relating to the Accounts, Inventory and any other Collateral, (i) use the Obligors' stationery and sign the name of the applicable Obligor to verifications of the Accounts and notices thereof to Account Debtors, (j) use the information recorded on or contained in any data processing equipment, computer hardware, and software relating to the Accounts, Inventory, Equipment, and any other Collateral, (k) make and adjust claims under policies of insurance, and (l) do all other acts and things necessary, in Collateral Agent's determination, to fulfill each Obligor's obligations under this Agreement.

                   12.2 Indemnity. Each Obligor hereby agrees to pay, indemnify, defend (with counsel selected by such Obligor and reasonably acceptable to the Indemnified Person), and hold the Agent-Related Persons, the Lender-Related Persons with respect to each Lender, each Participant, and each of their respective officers, directors, employees, counsel, agents, and attorneys-in-fact (each, an "Indemnified Person") harmless (to the fullest extent permitted by law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys fees and disbursements and other costs and expenses actually incurred in connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them in connection with or as a result of or related to this Agreement and any other Loan Documents (including the enforcement, performance, and administration thereof, or any consents or waivers hereunder or thereunder or any amendment or modifications hereof or thereof) or the transactions contemplated herein, and with respect to any investigation, litigation, or proceeding related to this Agreement, any other Loan Document, or the use of the proceeds of the credit provided hereunder (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event or circumstance in any manner related thereto (all the foregoing, collectively, the "Indemnified Liabilities"). The Obligors shall have no obligation to any Indemnified Person under this Section 12.2 with respect to any Indemnified Liability that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Indemnified Person. Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Agent or any Lender by any Person under any Environmental Laws or similar laws by reason of the Obligors' or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Any contrary provision in this Agreement notwithstanding, (a) the foregoing shall not be deemed to be a waiver of Agent's obligations, if any, under Section 9-207 of the Code, and (b) the obligation of the Obligors under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

         12.3 Amendments, Etc.

                   12.3.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Obligors therefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by Administrative Agent and Collateral Agent, in each case, at the written request of the Required Lenders) and the Obligors and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by the Obligors, all the Lenders, Administrative Agent, and Collateral Agent, do any of the following:

                   (a) increase or extend the Commitment of any Lender;

                   (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                   (c) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document, or forgive, compromise, or cancel any of the Obligations; provided, however, that no consent of the Term Loan Lenders shall be required for the compromise of any Obligation relating solely to Revolving Credit Loans and no consent of the Revolving Credit Lenders shall be required for the compromise of any Obligation relating solely to Term Loans;

                   (d) change the percentage of the Commitments that is required for the Lenders or any of them to take any action hereunder;

                   (e) amend this Section or any provision of the Agreement providing for consent or other action by all Lenders;

                   (f) release Collateral other than as permitted by Section 11.11, or subordinate any security interests or liens of Collateral Agent for the benefit of the Lender Group;

                   (g) change the definition of "Required Lenders";

                   (h) release any Obligor from any Obligation for the payment of money, or agree to subordinate any of the Obligations in right of payment to any other Indebtedness;

                   (i) amend the provisions of Section 3.2.6;

                   (j) increase the advance rate with respect to the Eligible Accounts or Eligible Inventory or any sublimit in the Borrowing Base applicable thereto;

                   (k) permit the sale of all or substantially all of the capital stock of any Obligor or any of their Subsidiaries;

                   (l) amend any of the provisions of Section 11;

and, provided further, however, that (1) no amendment, waiver or consent shall, unless in writing and signed by Administrative Agent, affect the rights or duties of Administrative Agent under this Agreement or any other Loan Document, and (2) no amendment, waiver or consent shall, unless in writing and signed by Collateral Agent, affect the rights or duties of Collateral Agent under this Agreement or any other Loan Document. The foregoing notwithstanding, any amendment, modification, waiver, consent, termination, or release of or with respect to any provision of this Agreement or any other Loan Document that relates only to the relationship of the Lender Group among themselves, and that does not affect the rights or obligations of the Obligors, shall not require consent by or the agreement of the Obligors.

                   12.3.2 No Waivers; Cumulative Remedies. No failure by the Lender Group to exercise any right, remedy, or option under this Agreement, any other Loan Document, or any present or future supplement hereto or thereto, or in any other agreement between or among the Obligors and the Lender Group, or delay by the Lender Group in exercising the same, will operate as a waiver thereof. No waiver by the Lender Group will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Lender Group on any occasion shall affect or diminish the Lender Group's rights thereafter to require strict performance by the Obligors of any provision of this Agreement. The Lender Group's rights under this Agreement and the other Loan Documents will be cumulative and not exclusive of any other right or remedy which the Lender Group may have.

         12.4 Successors; Assignments and Participations.

                   12.4.1 This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that the Obligors may not assign this Agreement or any rights or duties hereunder without the prior written consent of Administrative Agent, Collateral Agent, and each of the Lenders, and any prohibited assignment shall be absolutely void ab initio. No consent to assignment by the Lender Group shall release the Obligors from their Obligations. A Lender may assign this Agreement and the other Loan Documents and its rights and duties hereunder and thereunder pursuant to Section 12.4.2 hereof and, except as expressly required pursuant to
Section 12.4.2 hereof, no consent or approval by the Obligors is required in connection with any such assignment.

                   12.4.2 (a) Any Lender may, with the written consent of Collateral Agent (which consent shall not be unreasonably withheld nor shall it be required in respect to an assignment of the Term Loans), assign and delegate to one or more assignees (provided that no written consent of Collateral Agent shall be required in connection with any assignment and delegation by a Lender to an Eligible Transferee) (each an "Assignee") all, or any part of all, of the Obligations, the Commitments and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $2,500,000 (provided that there shall be no minimum monetary amount with respect to any assignment by a Lender to an Affiliate of such Lender); provided, however, that the Obligors, Collateral Agent, and Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Obligors, Collateral Agent, and Administrative Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Obligors, Collateral Agent, and
Administrative Agent an Assignment and Acceptance in the form of Exhibit A-1 ("Assignment and Acceptance") in form and substance satisfactory to Collateral Agent; and (iii) the assignor Lender or Assignee has paid to Collateral Agent for Collateral Agent's sole and separate account a processing fee in the amount of $2,500. Anything contained herein to the contrary notwithstanding, the consent of Collateral Agent shall not be required if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Lender. Anything contained herein to the contrary notwithstanding, any Lender that is a fund that invests in bank loans may (without the consent of the Obligors or Administrative Agent) pledge all or any portion of its rights in connection with this Agreement to the trustee for the holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided, that any foreclosure or other exercise of remedies by such trustee shall be subject to the provisions of this Section 12.4 regarding assignments in all respects. No pledge described in the immediately preceding clause (ii) shall release such Lender from its obligations hereunder.

         (b) From and after the date that Collateral Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (except with respect to Section 12.2 hereof) and be released from its obligations under this Agreement (except with respect to Section 11.5 hereof) (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement and the other Loan Documents, such Lender shall cease to be a party hereto and thereto), and such assignment shall effect a novation among the Obligors, the assignor Lender, and the Assignee.

         (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Obligors or the performance or observance by any Obligor of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon Administrative Agent, Collateral Agent, such assigning Lender, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes each of Administrative Agent and Collateral Agent to take such action as Administrative Agent or Collateral Agent (as the case may be) on its behalf and to exercise such powers under this Agreement as are delegated to Administrative Agent or Collateral Agent (as the case may be) by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitments allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

         (e) Any Lender may at any time, with the written consent of Collateral Agent, sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of such Lender (a "Participant") participating interests in the Obligations, the Commitments, and the other rights and interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents (provided that no written consent of Collateral Agent shall be required in connection with any sale of any such participating interests by a Lender to an Eligible Transferee); provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Obligors, Collateral Agent, and Administrative Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant has the sole and exclusive right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment to, or consent or waiver with respect to, this Agreement or of any other Loan Document would (A) extend the final maturity date of the Obligations hereunder in which such Participant is participating;
(B) reduce the interest rate applicable to the Obligations hereunder in which such Participant is participating; (C) release all or a material portion of the Collateral or guaranties (except to the extent expressly provided herein or in any of the Loan Documents) supporting the Obligations hereunder in which such Participant is participating; (D) postpone the payment of, or reduce the amount of, the interest or fees payable to such Participant through such Lender; or (E) change the amount or due dates of scheduled principal repayments or prepayments or premiums; (v) all amounts payable by Borrower hereunder shall be determined as if such Lender had not sold such participation and (vi) any such participation shall be in a minimum amount of $5,000,000 (provided that there shall be no minimum monetary amount with respect to any participation by a Lender to an Affiliate of such Lender). The rights of any Participant only shall be derivative through the originating Lender with whom such Participant participates and no Participant shall have any direct rights as to the other Lenders, Administrative Agent, Collateral Agent, the Obligors, the Collections, the Collateral, or otherwise in respect of the Obligations. No Participant shall have the right to participate directly in the making of decisions by the Lender Group among themselves.

         (f) In connection with any such assignment or participation or proposed assignment or participation, a Lender may disclose all documents and information which it now or hereafter may have relating to the Obligors or the Obligors' business; provided in each case that such assignee or participant (or prospective assignee or participant) shall agree to maintain the confidentiality of such information in accordance with its normal business practices.

         (g) Any other provision in this Agreement notwithstanding, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Federal Reserve Bank or U.S. Treasury Regulation 31 CFR sections 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                   12.4.3 Notwithstanding anything in this Section 12.4 to the contrary, no Lender may assign or participate to any Obligor or any of its Affiliates or Subsidiaries, if any, any interest in any Obligation or Commitment (or any related rights, remedies, powers or privileges) without the prior written consent of each Lender, Collateral Agent, and Administrative Agent.

         12.5 Concerning the Collateral and Related Loan Documents. Each Lender authorizes and directs Collateral Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the benefit of the Lenders. Each Lender agrees that any action taken by Collateral Agent or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral and the exercise by Collateral Agent or Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

         12.6 Field Audits and Examination Reports; Confidentiality; Disclaimers by Lenders; Other Reports and Information. By signing this Agreement, each
Lender:

                   (a) is deemed to have requested that Administrative Agent or Collateral Agent, as the case may be, furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by such Agent, and such Agent shall so furnish each Lender with such Reports;

                   (b) expressly agrees and acknowledges that neither Congress Financial Corporation (Florida) and Administrative Agent nor Ableco Finance LLC and Collateral Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                   (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the applicable Agent or other party performing any audit or examination will inspect only specific information regarding the Obligors and will rely significantly upon the Obligors' books and records, as well as on representations of the Obligors' personnel;

                   (d) agrees to keep all Reports and other material, non-public information regarding the Obligors and their Subsidiaries and their operations, assets, and existing and contemplated business plans in a confidential manner; it being understood and agreed by the Obligors that in any event such Lender may make disclosures (a) to counsel for and other advisors, accountants, and auditors to such Lender, (b) reasonably required by any bona fide potential or actual Assignee, transferee, or Participant in connection with any contemplated or actual assignment or transfer by such Lender of an interest herein or any participation interest in such Lender's rights hereunder, (c) of information that has become public by disclosures made by Persons other than such Lender, its Affiliates, assignees, transferees, or participants, or (d) to the extent required by any court, governmental or administrative agency, pursuant to any subpoena or other legal process, or by any law, statute, regulation, or court order; provided, however, that, unless prohibited by applicable law, statute, regulation, or court order, such Lender shall notify the Obligors of any request by any court, governmental or administrative agency, or pursuant to any subpoena or other legal process for disclosure of any such non-public material information concurrent with, or where practicable, prior to the disclosure thereof; and

                   (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold any Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to an Obligor, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of an Obligor; and (ii) to pay and protect, and indemnify, defend and hold any Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including reasonable attorneys fees) incurred by any such Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

In addition to the foregoing: (x) Any Lender may from time to time request of any Agent in writing that such Agent provide to such Lender a copy of any report or document provided by Borrower to such Agent that has not been contemporaneously provided by Borrower to such Lender, and, upon receipt of such request, such Agent shall provide a copy of same to such Lender promptly upon receipt thereof from Borrower; (y) To the extent that any Agent is entitled, under any provision of the Loan Documents, to request additional reports or information from Borrower, any Lender may, from time to time, reasonably request such Agent to exercise such right as specified in such Lender's notice to such Agent, whereupon such Agent promptly shall request of Borrower the additional reports or information specified by such Lender, and, upon receipt thereof from Borrower, such Agent promptly shall provide a copy of same to such Lender; and
(z) Any time that Administrative Agent renders to Borrower a statement regarding the Loan Account, Administrative Agent shall send a copy of such statement to each Lender and Collateral Agent.

         12.7 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.8 Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the successors and assigns of Obligor, Administrative Agent, Collateral Agent, and each of the Lenders permitted under Section 11.3 hereof.

         12.9 Cumulative Effect, Conflict of Terms. The provisions of the other Loan Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control; provided, however, that the inclusion in such other Loan Documents of additional duties and obligations of the Obligors or of additional rights, powers, and remedies in favor of the Lender Group shall not constitute such a conflict.

         12.10 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         12.11 Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, or delivered immediately when delivered against receipt, 1 Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

    If to Collateral Agent or
    Ableco Finance LLC:
                               ABLECO FINANCE LLC.
                               450 Park Avenue
                               New York, New York 11556
                               Attention: Dan Wolf, Managing Director
                               Facsimile No.: 212.755.3009


    With a copy to:            BROBECK, PHLEGER & HARRISON LLP
                               550 South Hope Street
                               Los Angeles, California 90071
                               Attention: John Francis Hilson, Esq.
                               Facsimile No.: 213.239.1324

    If to Administrative
    Agent or Congress
    Financial Corporation:     CONGRESS FINANCIAL CORPORATION (FLORIDA)
                               777 Brickell Avenue, Suite 808
                               Miami, Florida 33131
                               Attention: Steven Harnick
                               Facsimile No.: 305.371.9456


    With a copy to:            OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.
                               230 Park Avenue
                               New York, New York 10169
                               Attention: David Morse, Esq.
                               Facsimile No.: 212.682.6104


    If to any Obligor:         c/o QUESTRON TECHNOLOGY, INC.
                               6400 Congress Avenue, Suite 200A
                               Boca Raton, Florida 33487
                               Attention: Mr. Dominic A. Polimeni,
                                              Chief Executive Officer
                               Facsimile No.: 561.241.2866


    With a copy to:            BATTLE FOWLER LLP
                               75 East 55th Street
                               New York, New York 10022
                               Attention: Luke Iovine, Esq.
                               Facsimile No.: 212.856.7822


or to such other address as each party may designate for itself by notice given in accordance with this Section 11.8; provided, however, that any notice, request, or demand to or upon Administrative Agent pursuant to Sections 3.1.1 or
4.2.2 hereof shall not be effective until received by Administrative Agent.

         12.12 Lender Group's Consent. Whenever Administrative Agent's, Collateral Agent's, or a Lender's consent or approval is required to be obtained under this Agreement or any other Loan Document as a condition to any action, inaction, condition, or event, such Agent or such Lender shall be authorized to give or withhold such consent or approval in its sole and absolute discretion, and to condition its consent or approval upon the giving of additional collateral security for the Obligations, the payment of money, or any other matter.

         12.13 Credit Inquiries. Each Obligor hereby authorizes and permits Administrative Agent or Collateral Agent to respond to usual and customary credit inquiries from third parties concerning such Obligor or any of its Subsidiaries.

         12.14 Certain Matters of Construction. The terms "herein," "hereof," and "hereunder," and other words of similar import refer to this Agreement as a whole and not to any particular section, Section, paragraph, or subdivision. Any pronoun used herein shall be deemed to cover all genders. The section titles, table of contents, and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications and supplements thereto and any and all extensions or renewals thereof. All terms contained in this Agreement shall have the meanings provided for by the Code to the extent the same are used or defined therein.

         12.15 Entire Agreement. This Agreement and the other Loan Documents, together with all other instruments, agreements, and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

         12.16 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         12.17 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED, AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN NEW YORK, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER, AND PROCEDURE FOR FORECLOSURE OF COLLATERAL AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF THE LENDER GROUP'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF NEW YORK. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF EACH OBLIGOR OR THE LENDER GROUP, EACH OBLIGOR HEREBY CONSENTS AND AGREES THAT THE SUPREME COURT OF NEW YORK, NEW YORK, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE OBLIGORS (OR ANY OF THEM) AND THE LENDER

GROUP PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. EACH OBLIGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OBLIGOR HEREBY WAIVES ANY OBJECTION THAT SUCH OBLIGOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, OR FORUM NON CONVENIENS, HEREBY CONSENTS TO THE EXERCISE OF PERSONAL JURISDICTION OF SUCH COURT, AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH OBLIGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT, AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH OBLIGOR AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH OBLIGOR'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE LENDER GROUP TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE LENDER GROUP OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.18 WAIVERS BY THE OBLIGORS. EACH OBLIGOR WAIVES (A) THE RIGHT TO TRIAL BY JURY (WHICH THE LENDER GROUP HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS, OR THE COLLATERAL, (B) PRESENTMENT, DEMAND, AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION, OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER, AND GUARANTIES AT ANY TIME HELD BY AGENT OR ANY LENDER ON WHICH SUCH OBLIGOR MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT OR SUCH LENDER MAY DO IN THIS REGARD, (C) NOTICE PRIOR TO TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF THE LENDER GROUP'S REMEDIES, (D) THE BENEFIT OF ALL VALUATION, APPRAISEMENT, AND EXEMPTION LAWS, AND (E) NOTICE OF ACCEPTANCE HEREOF. EACH OBLIGOR ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO THE LENDER GROUP'S ENTERING INTO THIS AGREEMENT AND THAT THE LENDER GROUP IS RELYING UPON THE FOREGOING WAIVERS IN THEIR FUTURE DEALINGS WITH THE OBLIGORS. EACH OBLIGOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND

VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.19 Legal Representation of Agent. In connection with the negotiation, drafting, and execution of this Agreement and the other Loan Documents, or in connection with future legal representation relating to loan administration, amendments, modifications, waivers, or enforcement of remedies, Brobeck, Phleger & Harrison LLP ("Brobeck") only has represented and only shall represent Ableco Finance LLC in its capacity as Collateral Agent and as a Lender. Each other Lender hereby acknowledges that Brobeck does not represent any other Lender in connection with any such matters.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered on the day and the year specified at the beginning of this Agreement.


                          QUESTRON TECHNOLOGY, INC., a Delaware corporation

                          QUESTRON DISTRIBUTION LOGISTICS, INC., a Delaware corporation

                          INTEGRATED MATERIAL SYSTEMS, INC.,
                          an Arizona  corporation

                          POWER  COMPONENTS,  INC., a Pennsylvania  corporation

                          CALIFORNIA  FASTENERS, INC., a California corporation

                          COMP WARE, INC., a Delaware corporation

                          FAS-TRONICS,  INC., a Texas corporation

                          FORTUNE  INDUSTRIES,  INC.,  a Texas corporation

                          QUESTRON OPERATING COMPANY, INC., a Delaware corporation

                          QUESTRON  FINANCE CORP., a Delaware  corporation

                          ACTION THREADED PRODUCTS, INC., an Illinois corporation

                          ACTION THREADED PRODUCTS OF GEORGIA, INC., a Georgia corporation

                          ACTION THREADED PRODUCTS OF MINNESOTA, INC., a Minnesota corporation

                          CAPITAL FASTENERS,  INC., a North Carolina corporation


                          By: /s/ Dominic A. Polimeni
                              --------------------------------------
                              Name:  Dominic A. Polimeni
                              Title: Responsible Officer for each of
                                     the above-listed Obligors


                          CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, as Administrative Agent and a Lender


                          By: /s/ Daniel Cott
                              ------------------------------
                              Name:  Daniel Cott
                              Title: Vice President

                                   ABLECO FINANCE LLC,
                                   a Delaware limited liability company,
                                   as Collateral Agent and a Lender


                                   By: /s/ Kevin Genda
                                       ------------------------------
                                       Name:  Kevin Genda
                                       Title: Vice President


                                   STYX PARTNERS, L.P.
                                   a Delaware limited partnership, as a Lender

                                         By:  Styx Associates LLC
                                         Its:  General Partner


                                         By: /s/ Mark Neporent
                                             ------------------------------
                                             Name:  Mark Neporent
                                             Title: Vice President

                                   APPENDIX A

                               GENERAL DEFINITIONS


         When used in the Amended and Restated Loan and Security Agreement, dated as of June 29, 1999, by and among QUESTRON TECHNOLOGY, INC., a Delaware corporation, QUESTRON DISTRIBUTION LOGISTICS, INC., a Delaware corporation, INTEGRATED MATERIAL SYSTEMS, INC., an Arizona corporation, POWER COMPONENTS, INC., a Pennsylvania corporation, CALIFORNIA FASTENERS, INC., a California corporation, COMP WARE, INC., a Delaware corporation doing business as Webb Distribution, FAS-TRONICS, INC., a Texas corporation, and FORTUNE INDUSTRIES, INC., a Texas corporation, QUESTRON OPERATING CONPANY INC., a Delaware corporation, QUESTRON FINANCE CORP., a Delaware corporation, CAPITAL FASTENERS, INC., a North Carolina corporation, ACTION THREADED PRODUCTS, INC., an Illinois corporation, ACTION THREADED PRODUCTS OF GEORGIA, INC., a Georgia corporation, ACTION THREADED PRODUCTS OF MINNESOTA, INC., a Minnesota corporation, each of the lenders that is a signatory thereto (together with its successors and permitted assigns, individually, "Lender" and, collectively, "Lenders"),
CONGRESS FINANCIAL CORPORATION (FLORIDA), a Florida corporation, as administrative agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, "Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as successor to Madeleine L.L.C., a New York limited liability company, as collateral agent for the Lender Group (in such capacity, together with its successors, if any, in such capacity, "Collateral Agent"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

         ATPI - has the meaning set forth in the preamble to this Agreement.

         ATPG - has the meaning set forth in the preamble to this Agreement.

         ATPM - has the meaning set forth in the preamble to this Agreement.

         Ableco - has the meaning set forth in the preamble to this Agreement.

         Account Debtor - any Person who is or may become obligated under or on account of an Account.

         Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by any Obligor or in which any Obligor now has or hereafter acquires any interest.

         Acquisitions - individually and collectively, (a) the Olympic Acquisition, (b) the purchase by QDLI of the stock of CAPFI pursuant to the Acquisition Documents relative thereto, and (c) the purchase by QDLI of the stock of ATPI pursuant to the Acquisition Documents relative thereto.

         Acquisition Documents - individually and collectively, (a) the Stock Purchase Agreement, dated as of April 26, 1999 (as amended), by and among QTI, QDLI, and the James Robert Gilchrist Revocable Trust Dated June 25, 1999, and all documents and instruments to be executed or delivered in connection therewith, (b) the Stock Purchase Agreement, dated as of May 7, 1999 (as amended), by and among QTI, QDLI, and the stockholders of ATPI identified on Schedule 1.1 thereto, and all documents and instruments to be executed or delivered in connection therewith, and (c) the Olympic Acquisition Documents.

         Acquisition Qualification - with respect to any representation or warranty hereunder that is expressly qualified by the phrase "subject to the Acquisition Qualification" and solely to the extent such representation or warranty relates to (a) CAPFI, Olympic, or ATPI (as the case may be) as of the Closing Date, or (b) Property of CAPFI, Olympic, or ATPI (as the case may be) in existence and owned by such Obligor on the Closing Date a qualification that such representation or warranty is made to the best of such Obligor's knowledge; it being expressly understood and agreed that the Acquisition Qualification shall not apply to such representation or warranty relative to (1) CAPFI, Olympic, or ATPI after the Closing Date, and (2) any Property of CAPFI, Olympic, or ATPI acquired or arising after the Closing Date.

         Administrative Agent - Congress Financial Corporation (Florida), a Florida corporation, solely in its capacity as administrative agent for the Lenders, and shall include any successor administrative agent.

         Administrative Agent's Account - account number 322-020565 (or such other account as Administrative Agent shall have designated in writing to the Lender Group, as applicable, from time to time) maintained by Administrative Agent with The Chase Manhattan Bank, 4 New York Plaza, New York, New York.

         AFCOM - AFCOM, Inc., a Florida corporation.

         AFCOM Acquisition - the acquisition by QDLI of all or substantially all of the assets of AFCOM pursuant to the AFCOM Acquisition Documents.

         AFCOM Acquisition Documents - individually and collectively, the Asset Purchase Agreement, dated as of January 29, 1999, by and among QTI, QDLI, AFCOM, and the shareholders of AFCOM signatory thereto, and all documents and instruments to be executed or delivered in connection therewith.

         AFCOM Acquisition Real Property - the parcel or parcels of real Property and the related improvements thereto identified on Schedule A-1 acquired by QDLI pursuant to the AFCOM Acquisition.

         Affiliate - a Person (other than a Subsidiary): (a) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person, (b) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person, or (c) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is


                                       2.

     beneficially  owned   or  held  by a Person or a Subsidiary of a Person, or
     (d) which, in the case of any Lender, (i) is an investment fund or managed account managed by such Lender or any other Person referred to in clause
     (a) above in respect of such Lender, or (ii) is an investment manager of such investment fund or managed account. The foregoing notwithstanding, neither of the Purchasers or the Lenders signatory to this Agreement shall be considered Affiliates of the Obligors.

         Agent - Administrative Agent or Collateral Agent, as the context requires.

         Agent-Related Persons - Administrative Agent and any successor agents thereto, and Collateral Agent and any successor agents thereto, together with their respective Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of such Persons and their Affiliates.

         Agreement - the Amended and Restated Loan and Security Agreement referred to in the first sentence of this Appendix A, all Schedules, Exhibits, and Appendices thereto, including this Appendix A.

         Assignment and Acceptance - as defined in Section 12.4.2(a) of this Agreement.

         ATPI - has the meaning set forth in the preamble to this Agreement.

         Availability - the amount of money that Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when (a) the Revolving Facility Usage (including any amounts that Agent or any of the Lenders may have paid for the account of Borrower pursuant to any of the Loan Documents and that have not been reimbursed by Borrower) is subtracted from (b) the lesser of (i) the Borrowing Base (net of all reserves maintained by Administrative Agent under the Loan Documents), or (ii) the Maximum Amount. If the amount outstanding is equal to or greater than the Borrowing Base (net of all reserves maintained by Administrative Agent under the Loan Documents) or the Maximum Amount, Availability is 0.

         Available Amount - means the dollar amount of the reported Consolidated net income of QTI and its Subsidiaries (after adjustment to exclude the operating results of QFC) for the twelve month period ended on the date of the most recent financial statements of QTI, as reflected in the most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, of QTI preceding the applicable payment date.

         Bank - The Chase Manhattan Bank, National Association.

         Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether such rate is the lowest rate charged by Bank to its most preferred borrowers, and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

         Base Rate Portion - a Base Rate Revolving Credit Portion.



                                       3.

         Base Rate Election - the election deemed to be made by Borrower and in effect under Section 2.3 to have interest based on the Base Rate apply to all or the balance of the Revolving Credit Loans or the Term Loans not subject to an effective LIBOR Rate Election.

         Base Rate Revolving Credit Portion - that portion of the Revolving Credit Loans that is not subject to an effective LIBOR Rate Election.

         Borrower means, individually and collectively, and jointly and severally, QOC, QDLI, IMSI, PCI, CFI, CWI, FTI, FII, ATPI, ATPG, ATPM, and CAPFI, and any other Subsidiary of Borrower that in the future executes and delivers a joinder to this Agreement as a Borrower with the written consent of the Required Lenders and Collateral Agent.

         Borrowing Base - as at any date of determination, an amount equal to:

                   (a) 85% of the net amount of Eligible Accounts outstanding at such date, PLUS

                   (b) 50%, of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of finished goods calculated on a first-in, first-out basis.

         For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Administrative Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

         Borrowing Base Certificate - a borrowing base certificate in the form of Exhibit B-1 attached hereto.

         Business Day - (a) when used with respect to the LIBOR Rate Election, shall mean a day on which dealings may be effected in deposits of United States Dollars in the London interbank foreign currency deposits market and on which Agent or its affiliates are conducting and other banks may conduct business in London, England, or in the State of New York, and (b) when used with respect to any other provision of the Agreement, any day excluding Saturday, Sunday, and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are closed.

         CAPFI - has the meaning set forth in the preamble to this Agreement.

         Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions, or additions thereto that have a useful life of more than 1 year, including the total principal portion of Capitalized Lease Obligations.



                                       4.

         Capitalized   Lease  Obligation  -  any  Indebtedness   represented  by
     obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         CFI - has the meaning set forth in the preamble to this Agreement.

         Closing Date - the date on which the initial Loan is made under the Agreement.

         Code - the Uniform Commercial Code as adopted and in force in the State of New York as from time to time in effect, except that in those circumstances where the New York Commercial Code requires the application of the Uniform Commercial Code of another jurisdiction, the term Code shall refer to the Uniform Commercial Code as enacted in such jurisdiction.

         Collateral - all of the Property and interests in Property of the Obligors, whether now owned or existing or hereafter created, acquired, or arising and wheresoever located, including:

                   (a) Accounts;

                   (b) Inventory;

                   (c) Equipment;

                   (d) General Intangibles;

                   (e) Investment Property;

                   (f) All monies and other Property of the Obligors of any kind now or at any time or times hereafter in the possession or under the control of Collateral Agent or any member of the Lender Group or any bailee or any Affiliate of Collateral Agent or any member of the Lender Group;

                   (g) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a) through
         (f) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                   (h) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of the Obligors pertaining to any of
         (a) through (g) above.

         Collateral Agent - Ableco Finance LLC, a Delaware limited liability company, solely in its capacity as collateral agent for the Lender Group, and shall include any successor collateral agent.



                                       5.

         Collateral Access Agreement - a landlord waiver or consent, mortgagee waiver or consent, Equipment lessor or Equipment secured financier waiver or consent, bailee letter, or a similar acknowledgement agreement of any warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in the Collateral consisting of goods, or of lessors or secured financiers of Equipment to the Obligors, in each case, in form and substance satisfactory to Collateral Agent.

         Collections - all cash, checks, notes, instruments, and other items of payment (including insurance and condemnation proceeds, cash proceeds of sales and other voluntary or involuntary dispositions of Property, rental proceeds, and tax refunds).

         Commercial Letter of Credit - means a documentary letter of credit issued by Administrative Agent or any of Administrative Agent's Affiliates for the account of Borrower to support the purchase by Borrower of Inventory prior to transit to a location set forth on Schedule 6.1.1, that provides that all draws thereunder must require presentation of customary documentation (including, if applicable, commercial invoices, packing list, certificate of origin, bill of lading or airwaybill, customs clearance documents, quota statement, inspection certificate, beneficiaries statement, and bill of exchange, bills of lading, dock warrants, dock receipts, warehouse receipts, or other documents of title) in form and substance satisfactory to Administrative Agent and reflecting the passage to Borrower of title to first quality Inventory conforming to Borrower's contract with the seller thereof. Any such Letter of Credit shall cease to be a "Commercial Letter of Credit" at such time, if any, as the goods purchased thereunder become Eligible Inventory.

         Commitment   -   Revolving   Credit   Commitment,   Letter   of  Credit
     Sub-Commitment, Term Loan A Commitment, Term Loan B Commitment, or Total Commitment, as the context requires.

         Commitment Percentage - with respect to any Lender the ratio of(i) the amount of the Commitment of such Lender to (ii) the aggregate amount of the Commitments of all of the Lenders.

         Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

         Continuing Director - as of any date of determination, a member of the board of directors of QTI who (a) was a member of the board of directors of QTI on the Closing Date, or (b) was nominated to be a member of the board of directors of QTI by a majority of the Continuing Directors then in office to fill a vacancy left by the death, expiration of term, permanent disability, or resignation of a Continuing Director.

         Contribution Agreement - a contribution agreement between QTI and each of its appropriate Subsidiaries relative to the formation of QFC and QOC.

         CWI - has the meaning set forth in the preamble to this Agreement.




                                       6.

         Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

         Default Rate - as defined in Section 2.1.2 of the Agreement.

         Defaulting Lender - any Lender with a Revolving Credit Commitment that fails to make any payment to Administrative Agent that it is required to make hereunder on any Settlement Date and that has not cured such failure by making such payment within 1 Business Day after written demand upon it by Administrative Agent to do so.

         Defaulting Lenders Rate - the Base Rate for the first 3 days from and after the date the relevant payment is due and, thereafter, at the interest rate then applicable to the relevant Revolving Credit Loan.

         Distribution - in respect of any corporation means and includes: (a) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock or rights to acquire such stock), and (b) the redemption or acquisition of Securities, unless made contemporaneously from the net proceeds of the sale of Securities.

         Dominion Account - a special account of Administrative Agent established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Administrative Agent in its reasonable discretion, and over which Administrative Agent shall have sole and exclusive access and control for withdrawal purposes.

         Dominion Account Agreements - as defined in Section 6.2.5 of the Agreement.

         EBIT - with respect to any fiscal period, the sum of the Obligors' Consolidated net earnings (or loss) before interest expense and taxes for said period as determined in accordance with GAAP, excluding any extraordinary gains or losses.

         EBITDA - with respect to any fiscal  period,  the sum of the  Obligors'
     (a) EBIT, plus (b) depreciation and amortization, as determined on a Consolidated basis in accordance with GAAP.

         Earn-Out Obligations - means the Indebtedness of the relevant Obligor specifically identified on Schedule E-1 attached hereto.

         Eligible Account - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Administrative Agent, in its sole credit judgment exercised in good faith, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

                   (a) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower, or to a Person controlled by an Affiliate of Borrower; or




                                       7.

                   (b) it is unpaid for more than 60 days after the original due date shown on the invoice, or it is due or unpaid more than 90 days after the original invoice date; or

                   (c) 50% or more of the Accounts from the Account Debtor owing such Account are not deemed Eligible Accounts hereunder, or

                   (d) the total unpaid Accounts of the Account Debtor exceed 10% of the net amount of all Eligible Accounts, to the extent of such excess; provided, however, that, in the case of Steelcase, Inc. and such other Account Debtors as to which Administrative Agent and
         Collateral Agent have agreed in writing from time to time, the foregoing percentage may, in the reasonable credit judgment of Administrative Agent and Collateral Agent, be increased to up to 25% before the excess would be deemed ineligible; or

                   (e) any covenant, representation, or warranty contained in the Agreement with respect to such Account has been breached; or

                   (f) it arises from a sale to an Account Debtor outside the United States, unless the sale is on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its sole discretion; or

                   (g) the Account is subject to a Lien other than a Permitted Lien.

         Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Administrative Agent, in its sole credit judgment exercised in good faith, deems to be Eligible inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

                   (a) it is not finished goods that is, in Administrative Agent's opinion, readily marketable in its current form, or

                   (b) it is not in good, new, and saleable condition, or

                   (c) it is slow-moving, obsolete (i.e., it has been in Borrower's inventory for more than 365 days), or unmerchantable, or

                   (d)  it  does  not  meet  all   standards   imposed   by  any
         governmental agency or authority, or

                   (e) it does not conform in all respects to the warranties and representations set forth in the Agreement, or

                   (f) it is not at all times subject to Collateral Agent's duly perfected first priority security interest, and is subject to any Lien except a Permitted Lien, or

                   (g) it is not situated at a location in compliance with the Agreement (including any location that is neither owned by Borrower nor the subject of a Collateral Access Agreement in full force and effect) or is in transit, or



                                       8.

                   (h) it is purchased under a Commercial Letter of Credit, unless such Commercial Letter of Credit either has been drawn in full and reimbursed or has expired undrawn.

         Eligible Transferee - means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or a political subdivision of any such country, and having total assets in excess of $100,000,000; provided that such bank is acting through a branch or agency located in the United States; (c) a finance company, insurance company or other financial institution or fund that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having total assets in excess of $100,000,000; (d) any Affiliate (other than individuals) of a pre-existing Lender; (e) so long as no Event of Default has occurred and is continuing, any other Person approved by Collateral Agent and the Obligors; and (f) during the continuation of an Event of Default, any other Person approved by Collateral Agent.

         Environmental Laws - all federal, state, and local laws, rules, regulations, ordinances, programs, permits, guidances, orders, and consent decrees relating to health, safety, and environmental matters.

         Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles, and other tangible personal Property (other than Inventory) of every kind and description used in any of the Obligors' operations or owned by an Obligor or in which an Obligor has an interest, whether now owned or hereafter acquired by an Obligor and wherever located, and all parts, accessories, and special tools, and all increases and accessions thereto and substitutions and replacements therefor.

         ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

         Event of Default - as defined in Section 10.1 of the Agreement.

         Excess Cash Flow - with respect to any fiscal period of the Obligors, the amount derived by adding to EBIT for such fiscal period depreciation and amortization for such fiscal period and subtracting from such sum: (a) payments of principal on the Term Loans, other Indebtedness (including Capitalized Lease Obligations), and Capital Expenditures which are not financed; (b)(i) cash payments for deferred purchase price adjustments pursuant to acquisition agreements in effect as of the Closing Date, the Acquisition Documents, and acquisition agreements in connection with Permitted Acquisitions consummated after the Closing Date, and (ii) the cash portion of the purchase price relative to Permitted Acquisition; (c) taxes; (d) interest; and (e) payments to QFC as contemplated by Section 8.2.7; in each case, for such fiscal period.

         Excess Cash Flow Recapture Amount - 50% of the amount of the Obligors' Excess Cash Flow for the applicable period.




                                       9.

         Existing Lenders - Bank One Cleveland, N.A.; First Third Bank of Northeastern Ohio; First Midwest Bank, N.A. f/k/a Heritage County Bank, N.A.; High Point Bank & Trust Company; Production Marketing, Inc.; Norman
     G. Yates III.

         Existing Loan Agreement - has the meaning set forth in the Recitals to this Agreement.

         Family Member - with respect to any individual, any other individual having a relationship by blood (to the second degree of consanguinity), marriage, or adoption to such individual.

         Family Trust - with respect to any individual, trusts or other estate planning vehicles established for the benefit of Family Members of such individual and in respect of which such individual serves as trustee or in a similar capacity.

         Fee Letter - that certain letter agreement, dated as of the date hereof, among Borrower and Collateral Agent, setting forth certain fees payable to Collateral Agent.

         FII - has the meaning set forth in the preamble to this Agreement.

         FTI - has the meaning set forth in the preamble to this Agreement.

         GAAP - as of any date of determination, generally accepted accounting principles in the United States of America then in effect; provided, however, that, for purposes of calculating the financial covenants contained in Section 8.3 hereof (and the related definitions), GAAP shall mean generally accepted accounting principles in effect in the United States as of the Closing Date and, if there is any change in GAAP after the Closing Date, the financial reporting of the Obligors shall be produced both under GAAP as then in effect and also under GAAP as in effect on the Closing Date.

         General Intangibles - all personal property of any of the Obligors (including things in action) other than goods, Accounts, chattel paper, documents, instruments, and money, whether now owned or hereafter created or acquired by an Obligor.

         Guarantors - means, individually and collectively, and jointly and severally, QTI and QFC and any other Subsidiary of QTI that in the future executes and delivers a joinder to this Agreement or any other Loan Document as a Guarantor.

         Hazardous Materials - (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable laws or regulations as "hazardous substances," "hazardous materials," "hazardous wastes," "toxic substances," or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, or "EP toxicity," (b) oil, petroleum, or petroleum derived substances, natural gas, natural gas liquids, synthetic gas, drilling fluids, produced waters, and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal resources, (c) any flammable substances or explosives or



                                       10.

     any radioactive materials, and (d) asbestos in any form or electrical equipment that contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million.

         IMSI - has the meaning set forth in the preamble to this Agreement.

         Immaterial Subsidiary - means, collectively, Questnet Components, Inc., a Delaware corporation, and Power Too, Inc., a Delaware corporation.

         Indebtedness - as applied to a Person means, without duplication;

                   (a) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                   (b) all obligations of other Persons which such Person has guaranteed,

                   (c) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                   (d) in the case of the Obligors (without duplication), the Obligations.

         Interest Coverage Ratio - with respect to any period, the ratio of (a) the Obligors' EBITDA for the 12 month period ended as of the end of such period (except in the case of periods ended on or prior to June 30, 1999, the calculation shall be made using (i) CAPFI's, ATPI's, ATPG's, ATPM's EBITDA for the applicable 12 month period irrespective of whether they were Subsidiaries of QTI during the relevant period, and (ii) with respect to the AFCOM Acquisition and Olympic Acquisition, the EBIDTA of AFCOM and Olympic for the applicable 12 month period notwithstanding the purchase by QDLI of the assets of AFCOM and Olympic during such period), to (b) the Obligors' Interest Expense for the 12 month period ended as of the end of such period. For purposes of this definition, "EBITDA" shall be calculated after giving effect to adjustments to eliminate expense items that would not have been incurred, in each case, if each Permitted Acquisition consummated during the applicable period had been accomplished on the first day of the applicable period; such eliminations and inclusions to be mutually agreed upon by the Obligors, Administrative Agent, and Collateral Agent.

         Interest Expense - cash interest expense with respect to Money Borrowed as determined in accordance with GAAP, including all commissions, discounts, fees, and expenses payable in connection with any letters of credit.

         Interest Rate or Currency Protection Agreement - any forward contract, futures contract, swap, option, or other financial arrangement (including caps, floors, collars, and similar arrangements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.



                                       11.

         Inventory - all inventory of any of the Obligors, whether now owned or hereafter acquired, including, but not limited to, all goods intended for sale or lease by any of the Obligors, or for display or demonstration, all work in process, all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in any of the Obligors' business, and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by the Obligors.

         Inventory Turnover - means, for any period of determination, the result of:

                                    (a) x (b)
                                          ----
                                          (c)

     where (a) is 365, (b) is the result of (x) the sum of (1) the dollar amount of Borrower's Inventory as of the first day of the applicable month, plus
     (2) the dollar amount of Borrower's Inventory as of the last day of the applicable month, divided by (y) 2, and (c) is Borrower's cost of goods sold for the 365 day period then ended.

         Investment Property - means all now owned and hereafter acquired "investment property" (as that term is defined in Section 9-115 of the Code) of any of the Obligors.

         Investors Rights Agreement - means that certain Investors Rights Agreement, dated as of June 29, 1999, among QTI and Purchasers.

         LC Amount - at any time, an amount equal to the sum of (a) 100% of the aggregate undrawn face amount of all Standby Letters of Credit and LC Guaranties of Standby Letters of Credit then outstanding, and (b) 50% of the aggregate undrawn face amount of all Commercial Letters of Credit and LC Guaranties of Commercial Letters of Credit then outstanding.

         LC Exposure - at any time, an amount equal to the sum of (a) 100% of the aggregate undrawn face amount of all Standby Letters of Credit and LC Guaranties of Standby Letters of Credit then outstanding, and (b) 100% of the aggregate undrawn face amount of all Commercial Letters of Credit and LC Guaranties of Commercial Letters of Credit then outstanding.

         LC Guaranty - any guaranty pursuant to which Administrative Agent or any Affiliate of Administrative Agent shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

         Legal Requirement - any requirement imposed upon any Lender by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling, or official directive (whether or not having the force of law) of the Federal Reserve Board, the Bank of England, or any other board, central bank or governmental or administrative agency, institution or authority of in the United States of America, the United Kingdom, or any political subdivision of either thereof.



                                       12.

         Lender and Lenders - have the respective meanings set forth in the preamble to this Agreement, and shall include any other Person made a party to this Agreement as a "Lender" in accordance with the provisions hereof.

         Lender Group - individually and collectively, each of the individual Lenders, Administrative Agent, and Collateral Agent.

         Lender-Related Persons - with respect to any Lender, such Lender, together with such Lender's Affiliates, and the officers, directors, employees, counsel, agents, and attorneys-in-fact of such Lender and such Lender's Affiliates.

         Letter of Credit - any Standby Letter of Credit or Commercial Letter of Credit.

         Letter of Credit Accommodations - Letters of Credit or LC Guaranties.

         Letter of Credit Sub-Commitment - for each Lender, the obligation of such Lender to participate in Letter of Credit Accommodations, in an aggregate amount at one time outstanding with respect to each such Lender up to but not exceeding the amount set forth opposite the name of such Lender under Letter of Credit Sub-Commitment on Schedule C-1. The Letter of Credit Sub-Commitment of any Lender is a sub-commitment of such Lender's Revolving Credit Commitment and is not to be added to such Lender's Revolving Credit Commitment or Total Commitment.

         LIBOR Interest Payment Date - with respect to any LIBOR Revolving Credit Portion, the first day of each calendar month during the applicable LIBOR Period.

         LIBOR Period - any period of 1 month, 2 months, or 3 months commencing on a Business Day, selected as provided in Section 2.4 of the Agreement; provided, however, that no LIBOR Period shall extend beyond the last day of the Term unless Borrower and the Lender Group have agreed to an extension of the Term beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Administrative Agent in accordance with the then current banking practice in London; provided that Borrower shall not be required to pay double interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Administrative Agent of the LIBOR Period shall, in the absence of manifest error, be conclusive.

         LIBOR Portion - a LIBOR Revolving Credit Portion.

         LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1% equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) multiplied by (b) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Lenders by prime banks in the London interbank foreign currency deposits


                                       13.

     market at approximately 11:00 a.m., London time, 2 Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Administrative Agent of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

         LIBOR Rate Election - the option granted pursuant to Section 2.4 to have the interest on all or any portion of the principal amount of the Revolving Credit Loans based on a LIBOR Rate.

         LIBOR Request - a notice in writing (or by telephone confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) from Borrower to Administrative Agent requesting that interest on a Revolving Credit Loan be based on the LIBOR Rate, specifying:
     (a) the first day of the LIBOR Period, (b) the length of the LIBOR Period consistent with the definition of that term, and (c) the dollar amount of the LIBOR Portion, consistent with the definition of such terms.

         LIBOR Revolving Credit Portion - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans that is being borrowed by Borrower concurrently with such LIBOR Request) that is not less than $1,000,000 or an integral multiple thereof, that does not exceed the outstanding balance of Revolving Credit Loans not already subject to an effective LIBOR Rate Election and, that, as of the date of the LIBOR Request specifying such LIBOR Revolving Credit
     Portion,  has met the conditions  for basing  interest on the LIBOR Rate in
     Section 2.1.1(b) of the Agreement, and the LIBOR Period of which was commenced and not terminated.

         Lien - any interest in Property  securing an  obligation  owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute, or contract. The term "Lien" also shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, a Person shall be deemed to be the owner of any Property that it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

         Loan Account - the loan account established on the books of Agent pursuant to Section 3.6 of the Agreement.

         Loan Documents - the Agreement, the Other Agreements, and the Security Documents.

         Loans - all Revolving Credit Loans, Term Loans, and other loans and advances of any kind made by the Lender Group pursuant to the Agreement.

         Material Adverse Change - (a) a material adverse change in the business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower (taken as a whole), (b) the material impairment of Borrower's


                                       14.

     (taken as a whole) ability to perform its obligations under the Loan Documents to which it is a party or of the Lender Group to enforce the Obligations or realize upon the Collateral, (c) a material adverse effect on the value of the Collateral or the amount that the Lender Group would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, or (d) a material impairment of the priority of the Lender Group's Liens with respect to the Collateral.

         Maximum Amount - $22,500,000.

         Money Borrowed - means (a) Indebtedness arising from the lending of money by any Person to an Obligor, (b) Indebtedness, whether or not in any such case arising from the lending by any Person of money to an Obligor,
     (i) which is represented by notes payable or drafts accepted that evidence extensions of credit, (ii) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property, (c) Indebtedness that constitutes a Capitalized Lease Obligation, (d) reimbursement obligations with respect to letters of credit or guaranties of letters of credit, and (e) Indebtedness of an Obligor under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (a) through (c) hereof, if owed directly by an Obligor.

         Mortgage - the mortgage executed and delivered by QDLI on February 9, 1999 in favor of Collateral Agent and by which QDLI granted and conveyed to Collateral Agent, as security for the Obligations (other than Revolving Credit Loans), a Lien upon the AFCOM Acquisition Real Property.

         Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

         Net Worth - as of any date of determination, QTI's total stockholder's equity calculated on a Consolidated basis in accordance with GAAP.

         Non-Ordinary Course Proceeds - (a) tax refunds of the Obligors, (b) net cash proceeds of sales or other voluntary or involuntary dispositions of Equipment or real Property of the Obligors, (c) net cash proceeds of sales or other issuances of Securities or Subordinated Debt of the Obligors, (d) cash proceeds of sales or other voluntary or involuntary dispositions of other Property of the Obligors not in the ordinary course of business, provided, that, in no event shall the term "Non-Ordinary Course Proceeds" be deemed to include: (i) Accounts (or any deposits from customers or other collateral securing Accounts, letters of credit supporting Accounts, guarantees with respect thereto or similar items), Inventory, any Collections in respect of Accounts or any other identifiable proceeds of Accounts or Inventory or (ii) identifiable proceeds of sales or other voluntary or involuntary dispositions of Accounts and Inventory, and (e) net cash proceeds of transactions (other than any sales or dispositions of Property) by Borrower not in the ordinary course of business. Anything to the contrary notwithstanding contained in this definition or otherwise in this Agreement, in the event of the sale of all or substantially all of the assets of any Obligor or of the capital stock of any Obligor, then the portion of the purchase price that shall be deemed to be Non-Ordinary Course



                                       15.

     Proceeds shall be limited to (i) the net cash proceeds of such sale (the "Net Proceeds"), minus (ii) an amount that is fairly and reasonably allocable to the Accounts and Inventory of the subject Obligor (but, in any event, not less than the amount of the Revolving Facility Usage fairly and reasonably allocable to such Accounts and Inventory), and the balance of such Net Proceeds shall not be deemed Non-Ordinary Course Proceeds.

         Obligations - all Loans and all other advances, debts, liabilities, obligations (including contingent reimbursement obligations under any outstanding Letter of Credit Accommodations), covenants, and duties, together with all interest, fees, and other charges owing, arising, due or payable from an Obligor to any Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty, or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, and however acquired.

         Obligor - means, individually and collectively, and jointly and severally, Borrower and Guarantors.

         Old Lenders - has the meaning set forth in the recitals hereof.

         Old Second Amendment - that certain Amendment Number Two to Loan and Security Agreement, dated as of February 9, 1999, among the Obligors (other than QOC, QFC, CAPFI, ATPG, ATPM, and ATPI) and the Lender Group.

         Old Second Amendment Closing Date - the date on which Term Loan C (as defined in the Existing Loan Agreement) was made under the Existing Loan Agreement.

         Old Second Amendment Fee Letter - that certain letter agreement, dated as of the Second Amendment Closing Date, among the Obligors (other than QOC, QFC, CAPFI, ATPG, ATPM, and ATPI) and Collateral Agent, setting forth certain fees payable to Collateral Agent.

         Olympic - Metro Form Corporation, an Ohio corporation, doing business as Olympic Fasteners and Electronic Hardware.

         Olympic Acquisition - the acquisition by QDLI of all or substantially all of the assets of Olympic pursuant to the Olympic Acquisition Documents.

         Olympic Acquisition Documents - individually and collectively, the Asset Purchase Agreement, dated as of March 11, 1999 (as amended), by and between QTI, QDLI, Olympic, and certain Persons identified on Schedule 1.1 thereto, and all documents and instruments executed or delivered in connection therewith.

         Original Closing Date - means September 24, 1998.

         Original Loan Agreement - has the meaning set forth in the Recitals to this Agreement.



                                       16.

         Other Agreements - the Fee Letter, the Reaffirmation Agreement, the Suretyship Agreement, the QFC Guaranty, the QTI Guaranty, the Revolving Notes, the Term Notes, the Subordination Agreement, the Dominion Account Agreements, the Letter of Credit Accommodations, and any and all other agreements, instruments, and documents (other than this Agreement and the Security Documents), heretofore, now, or hereafter executed by an Obligor, any Subsidiary of an Obligor, or any other third party and delivered to the Lender Group in respect of the transactions contemplated by the Agreement.

         Overadvance - the amount, if any, by which the Revolving Facility Usage exceeds the lesser of (a) the Borrowing Base or (b) the Maximum Amount.

         Participant - as defined in Section 12.4.2(e) of the Agreement.

         Pay-Off Letter - a letter, in form and substance satisfactory to Agent, from each Existing Lender respecting the amount necessary to repay in full all of the obligations of CAPFI, ATPI, and Olympic, respectively, owing to such Existing Lender and to obtain a termination or release of all of the Liens existing in favor of such Existing Lender on the Properties or capital stock, as the case may be, of CAPFI, and ATPI, respectively.

         Permits - as defined in Section 7.1.17 of the Agreement.

         Permitted Acquisitions - any purchase or acquisition by an Obligor of all or substantially all of the assets or Voting Stock of any other Person that is approved in writing by the Required Lenders and Collateral Agent, which approval may be given or withheld in their sole and absolute discretion.

         Permitted Holders - each of the Persons identified on Schedule P-1, and the respective Family Members (if any) and Family Trusts (if any) of each such Person.

         Permitted Interest Rate or Currency Protection Agreement - with respect to any Person, any Interest Rate or Currency Protection Agreement of such Person entered into with Bank (in its individual capacity and not as a member of the Lender Group) in the ordinary course of business that is designed to protect such Person against fluctuations in interest rates or currency exchange rates with respect to Indebtedness of such Person and which shall have a notional amount not greater than the payments due with respect to the Indebtedness hedged thereby and not for purposes of speculation.

         Permitted Joint Ventures - equity investments in certain Persons as are mutually agreed upon by the Obligors, Required Lenders, and Collateral Agent.

         Permitted Preferred Stock - means, (a) the Series A Junior Participating Preferred Stock, par value $0.01 per share, of QTI, having the rights and preferences set forth in the form of Certificate of Designation attached to the Rights Agreement as Exhibit A, and (b) any Preferred Stock issued by QTI that is not Prohibited Preferred Stock.

         Permitted Liens - any Lien of a kind specified in Section 8.2.5 of the Agreement.




                                       17.

         Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of the Obligors incurred after the date hereof which is secured by a Purchase Money Lien and which does not exceed $1,000,000.

         Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

         Plan - an employee benefit plan now or hereafter maintained for employees of the Obligors that is covered by Title IV of ERISA.

         PCI - has the meaning set forth in the preamble to this Agreement.

         Polimeni Parties - Mr. Dominic A. Polimeni, his Family Members, and his Family Trusts.

         Preferred Stock - with respect to any Person, any class or series of equity Securities of such Person that is entitled, upon distribution of assets of such Person, whether by dividend or liquidation, to a preference over another class or series of equity Securities of such Person.

         Pro Forma Balance Sheet - a pro forma balance sheet of the Obligors, dated as of the Closing Date and based upon the financial statements of the Obligors, as of April 30, 1999, which balance sheet shall (a) reflect the effect of the transactions contemplated by the Acquisition Documents and the Loan Documents, and (b) contain a Certificate of a Responsible Officer to the effect that the pro forma balance sheet reflects such officer's good faith best estimate as to the financial position of the Obligors as of the Closing Document, after giving effect to such transactions.

         Prohibited Preferred Stock - any Preferred Stock of an Obligor the terms and conditions of issuance, and rights and preferences, of which are not approved in writing by the Required Lenders in their sole and absolute discretion, including any Preferred Stock of an Obligor that by its terms is mandatorily redeemable or subject to any other payment obligation
     (including any obligation to pay dividends, other than dividends of Preferred Stock of the same class and series payable in kind or dividends of common Stock) on or before a date not earlier than 2 years after the end of the Term or, on or before a date not earlier than 2 years after the end of the Term, is redeemable at the option of the holder thereof for cash (or assets or securities other than distributions in kind of Preferred Stock of the same class and series or of common Stock).

         Projections - the Obligors' forecasted Consolidated (giving effect to the Acquisitions) (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with the Obligors' historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

         Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.




                                       18.

         Pro Rata Share - (a) with respect to a Lender's obligation to make Revolving Credit Loans and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Revolving Credit Commitment, as set forth on Schedule C-1, by (ii) the aggregate Revolving Credit Commitments of all Lenders, as set forth on Schedule C-1;

         (b) with respect to a Lender's obligation to participate in Letter of Credit Accommodations, and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Letter of Credit Sub-Commitment, as set forth on Schedule C-1, by (ii) the aggregate Letter of Credit Sub-Commitments of all Lenders, as set forth on Schedule C-1;

         (c) with respect to a Lender's obligation to make Term Loan A and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan A Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan A Commitments of all Lenders, as set forth on Schedule C-1.

         (d) with respect to a Lender's obligation to make Term Loan B and receive payments relative thereto, the percentage obtained by dividing (i) such Lender's Term Loan B Commitment, as set forth on Schedule C-1, by (ii) the aggregate Term Loan B Commitments of all Lenders, as set forth on Schedule C-1; and

         (e) with respect to all other matters (including the indemnification obligations arising under Section 11.5), the percentage obtained by dividing (i) such Lender's Total Commitments to make Loans, as set forth on Schedule C-1, by (ii) the aggregate Total Commitments of all Lenders, as set forth on Schedule C-1.

         Purchase Money Indebtedness - means Indebtedness (other than the Obligations, but including Capitalized Lease Obligations), incurred at the time of, or within 30 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof and any renewals, extensions, or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

         Purchase Money Lien - a Lien upon fixed assets that secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

         Purchasers - means each of the Persons identified as "Purchasers" in the Subordinated Debt Documents.

         QDLI - has the meaning set forth in the preamble to this Agreement.

         QFC - has the meaning set forth in the preamble to this Agreement.

         QFC Guaranty - a general continuing guaranty between QFC and the Lender Group, in form and substance satisfactory to Collateral Agent.

         QOC - has the meaning set forth in the preamble to this Agreement.




                                       19.

         QTI - has the meaning set forth in the preamble to this Agreement.

         QTI Guaranty - a general continuing guaranty between QTI and the Lender Group, in form and substance satisfactory to Collateral Agent.

         Reaffirmation Agreement - the Reaffirmation Agreement, dated as of the Closing Date, by each of the Obligors party to a Loan Document in favor of the Lender Group pursuant to which each of each such Obligor reaffirms its obligations under the Loan Documents to which it is party (including any grants of security interests in favor of Collateral Agent) notwithstanding the amendment and restatement of the Existing Loan Agreement effected by this Agreement.

         Rentals - as defined in Section 8.2.13 of the Agreement.

         Reportable Event - any of the events set forth in Section 4043(c) of ERISA.

         Required Lenders - at any time, Lenders whose Pro Rata Shares aggregate at least 51% of the Commitments or, if the Commitments shall have been terminated irrevocably, Lenders holding at least 51% of the Obligations then outstanding.

         Responsible Officer - any of the duly appointed or elected Chief Executive Officer, Chief Financial Officer, or Chief Accounting Officer of QTI.

         Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

         (a) investments in one or more Subsidiaries of an Obligor to the extent existing on the Closing Date;

         (b) Property to be used in the ordinary course of business;

         (c) Current assets arising from the sale of goods and services in the ordinary course of business of the Obligors and their Subsidiaries;

         (d) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within 1 year from the date of acquisition thereof;

         (e) investments in certificates of deposit maturing within 1 year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000;

         (f) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof;




                                       20.

         (g) investments in Permitted Interest Rate and Currency Protection Agreements; and

         (h) Permitted Acquisitions.

         Revolving Credit Commitment - for each Lender, the obligation of such Lender to fund Revolving Credit Loans, in an aggregate amount at one time outstanding with respect to each such Lender up to but not exceeding the amount set forth opposite the name of such Lender under Revolving Credit Commitment on Schedule C-1.

         Revolving Credit Lenders - individually and collectively, the Lenders with a Revolving Credit Commitment greater than zero.

         Revolving  Credit  Loan - a Loan made by Lenders as provided in Section
     2.1 of the Agreement.

         Revolving Facility Usage - as of any date of determination, the sum of the aggregate amount of Revolving Credit Loans outstanding and the LC Amount.

         Revolving Note - individually and collectively, the Secured Promissory Notes executed and delivered by Borrower on or before the Closing Date in favor of each Revolving Credit Lender to evidence the Revolving Credit Loans, each in the form of Exhibit R-1 to the Agreement.

         Rights Agreement - means that certain Rights Agreement, dated as of October 23, 1998, between QTI and American Stock Transfer & Trust Company, as Rights Agent.

         Schedule of Accounts - as defined in Section 6.4.1 of the Agreement.

         Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

         Security Documents - the Stock Pledge Agreement, the Trademark Security Agreement, the Mortgage, and all other instruments and agreements, securing the whole or any part of the Obligations.

         Seller  Note  Documents  -  means,   collectively,   (a)  that  certain
     Promissory Note, dated as of June 29, 1999, made by QFC in favor of the James Robert Gilchrist Revocable Trust of June 25, 1999 in the original principal amount of $2,000,000, and all documents and instruments to be executed or delivered in connection therewith, (b) those certain Promissory Notes, dated as of June 29, 1999, made by QFC in favor of each of the shareholders of ATPI in the aggregate original principal amount of $1,500,000, and all documents and instruments to be executed or delivered in connection therewith, (c) that certain Promissory Note, dated as of June 29, 1999, made by QFC in favor of Olympic in the aggregate original principal amount of $1,500,000, and (d) each of the promissory notes to be issued by QFC in favor of the respective Sellers in respect of that portion of the Earn-Out Obligations payable directly by QFC.




                                       21.

         Seller Note Obligations - Indebtedness of QFC in favor of Sellers under the respective Seller Note Documents in effect on the Closing Date and as amended in compliance with the Loan Documents.

         Sellers - means, in respect of (a) CAPFI, James Robert Gilchrist Revocable Trust of June 25, 1999, (b) ATPI, the shareholders of ATPI identified on Schedule 1.1 of the Stock Purchase Agreement executed in connection with purchase by QDLI of the stock of ATPI, and (c) the Olympic Acquisition, Olympic.

         Senior Debt - as of any date of determination, all outstanding obligations of the Obligors with respect to Money Borrowed (exclusive of the Obligors' obligations in respect of Subordinated Debt).

         Senior Debt Coverage  Ratio - with respect to any period,  the ratio of
     (a) the Obligors' Senior Debt as of the last day of such period, to (b) the Obligors' EBITDA for the 12 month period ended as of the end of such period (except that in the case of periods ended on or prior to June 30, 1999, the calculation shall be made using (i) CAPFI's, AFTI's, ATPG's, ATPM's EBITDA for the applicable 12 month period irrespective of whether they were Subsidiaries of QTI during the relevant period, and (ii) with respect to the AFCOM Acquisition and Olympic Acquisition, the EBIDTA of AFCOM and Olympic for the applicable 12 month period notwithstanding the purchase by QDLI of the assets of AFCOM and Olympic during such period), all as determined on a Consolidated basis in accordance with GAAP. For purposes of this definition, "EBITDA" shall be calculated after giving effect to adjustments to eliminate expense items that would not have been incurred, in each case, if each Permitted Acquisition consummated during the applicable period had been accomplished on the first day of the applicable period; such eliminations and inclusions to be mutually agreed upon by the Obligors, Administrative Agent, and Collateral Agent.

         Solvent - as to any Person, such Person (a) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (b) is able to pay all of its Indebtedness as such Indebtedness matures, and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

         Standby   Letter   of  Credit  -  any   letter  of  credit   issued  by
     Administrative Agent or any of Administrative Agent's Affiliates for the account of Borrower other than a Commercial Letter of Credit.

         Statutory Reserves - a fraction (expressed as a decimal) the numerator of which is the number 1, and the denominator of which is the number 1, minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Bank or any Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such



                                       22.

     Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions, or offsets which may be available from time to time to Bank or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentages.

         Stock Pledge Agreement - an Amended and Restated Stock Pledge Agreement between Collateral Agent and each Person composing Obligor that owns any interest in any other Person composing Obligor, in form and substance satisfactory to Collateral Agent.

         Subordination   Agreement  -  an  amended  and  restated  subordination
     agreement between the Obligors and the Lender Group, in form and substance satisfactory to Collateral Agent.

         Subordinated Debt - Indebtedness of an Obligor that is subordinated to the Obligations in a manner satisfactory to the Required Lenders.

         Subordinated Debt Documents - means, collectively, (i) each of the Securities Purchase Agreements, each dated as of June 29, 1999, among QTI, QOC, and each of the Purchasers, (ii) Note Agreement, dated as of June 29, 1999, among QTI and the Purchasers, (iii) the Investors Rights Agreement,
     (iv) each of the 14.50% Senior Subordinated Notes of QOC issued under the Note Agreement referenced in clause (ii) above, and (v) the Subsidiary Guarantee, dated as of June 29, 1999, by each of QOC and its Subsidiaries in favor of the Purchasers, and all documents and instruments to be executed or delivered in connection therewith.

         Subordinated Obligations - Subordinated Debt of QOC in favor of the Purchasers under the Subordinated Debt Documents in effect on the Closing Date and as amended in compliance with the Loan Documents (including without limitation, any repurchase or put obligations in respect of "Purchaser Shares" (as such term is defined in the Investors Rights Agreement) under the Investors Rights Agreement).

         Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

         Suretyship Agreement - an amended and restated suretyship agreement by each of the Obligors in favor of Collateral Agent for the benefit of the Lender Group, in form and substance satisfactory to Collateral Agent.

         Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (a) to be paid by a Lender and/or
     (b) to be withheld or deducted from any payment otherwise required hereby to be made by the Obligors to a Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of a Lender by the United States of America, United Kingdom, or any political subdivision thereof.




                                       23.

         Term - as defined in Section 4.1 of the Agreement.

         Term Loan A - the Loan described in Section 1.2.1 of the Agreement.

         Term Loan A Commitment - for each Lender, the obligation of such Lender to fund Term Loan A, in an aggregate amount with respect to each such Lender equal to the amount set forth opposite the name of such Lender under Term Loan A Commitment on Schedule C-1.

         Term Loan B - the Loan described in Section 1.2.2 of the Agreement.

         Term Loan B Commitment - for each Lender, the obligation of such Lender to fund Term Loan B, in an aggregate amount with respect to each such Lender equal to the amount set forth opposite the name of such Lender under Term Loan B Commitment on Schedule C-1.

         Term Loan Lenders - individually and collectively, the Lenders with a Term Loan A Commitment greater than zero, or a Term Loan B Commitment greater than zero.

         Term Loans - individually and collectively,  Term Loan A, and Term Loan
     B.

         Term Note A - individually and collectively, the Secured Promissory Notes executed and delivered by Borrower on or before the Closing Date in favor of each Lender with a Term Loan A Commitment to evidence Term Loan A, each in the form of Exhibit T-1 to the Agreement.

         Term Note B - individually and collectively, the Secured Promissory Notes executed and delivered by Borrower on or before the Closing Date in favor of each Lender with a Term Loan B Commitment to evidence Term Loan B, each in the form of Exhibit T-2 to the Agreement.

         Term Notes - individually and collectively,  Term Note A, and Term Note
     B.

         Total Commitment - for each Lender, the obligation of such Lender to fund Loans, with respect to each type of Loan in the amount set forth opposite the name of such Lender under the Commitment relative to such Loan type on Schedule C-1, and in an aggregate amount with respect to such Lender equal to the amount set forth opposite the name of such Lender under Total Commitment on Schedule C-1.

         Total Credit Facility - subject to Section 1.3, $75,000,000.

         Total Debt - as of any date of determination, all outstanding obligations of the Obligors with respect to Money Borrowed that would constitute long-term debt in accordance with GAAP (exclusive of any issued and outstanding Letters of Credit).

         Total Funded Debt Coverage Ratio - with respect to any period, the ratio of (a) the Obligors' Total Debt as of the last day of such period, to
     (b) the Obligors' EBITDA for the 12 month period ended as of the end of such period (except that in the case of



                                       24.

     periods ended on or prior to June 30, 1999, the calculation shall be made using (i) CAPFI's, ATPI's, ATPG's, ATPM's EBITDA for the applicable 12 month period irrespective of whether they were Subsidiaries of QTI during the relevant period, and (ii) with respect to the AFCOM Acquisition and Olympic Acquisition, the EBIDTA of AFCOM and Olympic for the applicable 12 month period notwithstanding the purchase by QDLI of the assets of AFCOM and Olympic during such period), all as determined on a Consolidated basis in accordance with GAAP. For purposes of this definition, "EBITDA" shall be calculated after giving effect to adjustments to eliminate expense items that would not have been incurred, in each case, if each Permitted Acquisition consummated during the applicable period had been accomplished on the first day of the applicable period; such eliminations and inclusions to be mutually agreed upon by the Obligors, Administrative Agent, and Collateral Agent.

         Trademark Security Agreement - an Amended and Restated Trademark Security Agreement between Collateral Agent and the Obligors, in form and substance satisfactory to Collateral Agent.

         Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         Warrants - means those certain series IV common stock purchase warrants issued by QTI.

         Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.



                                       25.

                         LIST OF SCHEDULES AND EXHIBITS


Schedule A-1         AFCOM Acquisition Real Property
Schedule C-1         Commitments
Schedule E-1         Obligors' Earn-Out Obligations
Schedule P-1         Permitted Holders
Schedule 6.1.1       Obligor's and each Subsidiary's Business Locations
Schedule 7.1.1       Jurisdictions in which Each Obligor and each Subsidiary is
                     Authorized to do Business
Schedule 7.1.4       Capital Structure of Each Obligor
Schedule 7.1.5       Corporate Names
Schedule 7.1.13      Surety Obligations
Schedule 7.1.14      Tax Identification Numbers of Subsidiaries
Schedule 7.1.15      Brokers
Schedule 7.1.16      Patents, Trademarks, Copyrights and Licenses
Schedule 7.1.19      Contracts Restricting the Obligors' Right to Incur Debts
Schedule 7.1.20      Litigation
Schedule 7.1.22(A)   Capitalized Leases
Schedule 7.1.22(B)   Operating Leases
Schedule 7.1.23      Pension Plans
Schedule 7.1.25      Labor Contracts
Schedule 8.2.3       Permitted Indebtedness
Schedule 8.2.4       Affiliate Transactions
Schedule 8.2.5       Permitted Liens
Schedule 8.2.11      Consignments
Exhibit A-1          Form of Assignment and Acceptance
Exhibit B-1          Form of Borrowing Base Certificate
Exhibit R-1          Form of Revolving Note
Exhibit T-1          Form of Term A Note
Exhibit T-2          Form of Term B Note
Exhibit 8.1.3        Form of Compliance Certificate


                                       26.

                                  SCHEDULE C-1
                                  (COMMITMENTS)

------------------- ------------------- ------------------- --------------------------------------- -------------------

                                          Pro Rata Share                           Pro Rata Share
                     Revolving Credit   (Revolving Credit    Letter of Credit    (Letter of Credit
                       Commitments         Commitments)            Sub-                 Sub-            Term Loan A
      Lender                                                    Commitments         Commitments)        Commitments
------------------- ------------------- ------------------- -------------------- ------------------- -------------------

Congress               $22,500,000             100%            ($2,500,000)             100%               -0-
Financial
Corporation
(Florida)

------------------- ------------------- ------------------- -------------------- ------------------- -------------------

Ableco Finance LLC         -0-                 -0-%                (-0-)                -0-%            $12,500,000
------------------- ------------------- ------------------- -------------------- ------------------- -------------------

Styx Partners,             -0-                 -0-%                (-0-)                -0-%            $12,500,000
L.P.
------------------- ------------------- ------------------- -------------------- ------------------- -------------------

All Lenders            $22,500,000             100%            ($2,500,000)             100%            $25,000,000
------------------- ------------------- ------------------- -------------------- ------------------- -------------------







                       Pro Rata Share                          Pro Rata Share                          Pro Rata Share
                        (Term Loan A        Term Loan B         (Term Loan B     Total Commitments  (Total Commitments)
      Lender            Commitments)        Commitments         Commitments)
-------------------- ------------------- ------------------- ------------------- --------------------------------------

Congress                   -0-%                 -0-                 -0-%            $22,500,000             30%
Financial
Corporation
(Florida)

-------------------- ------------------- ------------------- ------------------- --------------------------------------

Ableco Finance LLC           50%            $13,750,000             50%             $26,250,000              35%
-------------------- ------------------- ------------------- ------------------- ---------------------------------------

Styx Partners,               50%            $13,750,000             50%             $26,250,000              35%
L.P.
-------------------- ------------------- ------------------- ------------------- ------------------ ----------------------

All Lenders                 100%            $27,500,000             100%            $75,000,000             100%
-------------------- ------------------- ------------------- ------------------- ----------------------------------------
